                                                                    EXHIBIT 10.8

                     AMENDED AND RESTATED CREDIT AGREEMENT


                                      BY

                                      AND

                                     AMONG



                         RED LION INNS OPERATING L.P.

                                  "BORROWER",

                          THE LENDERS LISTED HEREIN,

                                   "LENDERS"

                                      AND


                     UNITED STATES NATIONAL BANK OF OREGON

                                      AND

                                   CIBC INC.

                                  "CO-AGENTS"

                     AMENDED AND RESTATED CREDIT AGREEMENT


          THIS AMENDED AND RESTATED CREDIT AGREEMENT is dated as of April 14, 1995, and entered into by and among RED LION INNS OPERATING L.P., a Delaware limited partnership ("BORROWER"), having its principal office at 4001 Main Street, Vancouver, Washington, 98663, THE FINANCIAL INSTITUTIONS LISTED ON THE SIGNATURE PAGES HEREOF (each individually referred to herein as a "LENDER" and collectively as "LENDERS"), and UNITED STATES NATIONAL BANK OF OREGON, a national banking association ("USNB"), having its principal office at 111 S.W. Fifth Avenue, Tower 7, Portland, Oregon 97204, and CIBC INC., a Delaware corporation ("CIBC"), having an office at 300 South Grand Avenue, Suite 2700, Los Angeles, California 90071, (each individually referred to herein as a "CO-AGENT" and collectively as "CO-AGENTS").

                                   RECITALS:

          A. Pursuant to that certain Credit Agreement, dated as of April 6, 1987, as amended by that certain First Amendment to Credit Agreement, dated as of January 1, 1990, (as so amended the "ORIGINAL CREDIT AGREEMENT"), by and among Borrower, USNB and Canadian Imperial Bank of Commerce, an extranational banking association ("CANADIAN IMPERIAL"), USNB and Canadian Imperial agreed to lend, and Borrower agreed to borrow, a term loan (the "ORIGINAL TERM LOAN") in the maximum principal amount of One Hundred Twenty Million Dollars ($120,000,000.00), of which One Hundred Five Million Eight Hundred Seventy Thousand Dollars ($105,870,000) was disbursed to Borrower, and one or more revolving loans (collectively, the "ORIGINAL REVOLVING LOAN"), in an aggregate principal amount not to exceed Fourteen Million One Hundred Thirty Thousand Dollars ($14,130,000.00) on the terms and conditions and for the purposes set forth therein. The Original Term Loan is evidenced by that certain Secured Promissory Note (Term) dated April 6, 1987 in the original principal amount of One Hundred Twenty Million Dollars ($120,000,000.00), executed by Borrower, and maker, in favor of USNB and Canadian Imperial, as holder (the "ORIGINAL TERM NOTE"). The Original Revolving Loan is evidenced by (i) that certain Secured Promissory Note (Revolving) dated April 6, 1987, in the original principal amount of Ten Million Dollars ($10,000,000.00), and (ii) that certain Secured Promissory Note (Revolving) dated January 1, 1990, in the original principal amount of Four Million, One Hundred Thirty Thousand Dollars ($4,130,000.00), each executed by Borrower, as maker, in favor of USNB and Canadian Imperial, as holder (collectively, the "ORIGINAL REVOLVING NOTE").

          B. Repayment of the Original Term Note and the Original Revolving Note and Borrower's performance of its obligations under the Original Credit Agreement and the other Loan Documents (as defined in the Original Credit Agreement) are secured by those instruments listed in Section 3.6 of the Original Credit Agreement.
                               -----------

          C. Concurrently herewith, Canadian Imperial has assigned its interest in and to the Original Credit Agreement, the Original Term Note, the Original Revolving Note and the other Loan Documents to CIBC.

          D. The parties hereto wish to amend and restate their respective obligations under the Original Credit Agreement on the terms, and subject to the conditions, set forth herein. The parties expressly disclaim any intent to effect a novation or an extinguishment or discharge of the Original Credit Agreement or a discharge of any obligations under the Original Term Note, the Original Revolving Note and the other Loan Documents as a result of entering into this Agreement and the other documents contemplated herein.

          NOW, THEREFORE, in consideration of the foregoing Recitals, the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


                                   ARTICLE I

                                  DEFINITIONS
                                  -----------

          1.1 CERTAIN DEFINED TERMS.  The following terms used in this Agreement
              ----------------------
shall have the following meanings:

          "ADJUSTED EURODOLLAR RATE" means, for any Interest Rate Determination Date with respect to a Eurodollar Rate Loan, the rate obtained by dividing
                                                                       --------
     (i) the offered quotation (rounded upward to the nearest 1/16 of one percent) to first class banks in the interbank Eurodollar market by USNB for U.S. dollar deposits of amounts in same day funds comparable to the principal amount of the Eurodollar Rate Loan of USNB for which the Adjusted Eurodollar Rate is then being determined with maturities comparable to the Interest Period for which such Adjusted Eurodollar Rate will apply as of approximately 11:00 A.M. (London, England time) on such Interest Rate Determination Date by (ii) a percentage equal to 100% minus the stated
                        --                                 -----
     maximum rate of all reserve requirements (including, without limitation, any marginal, emergency, supplemental, special or other reserves) applicable to any member bank of the Federal Reserve System in respect of "Eurocurrency liabilities" as defined in Regulation D (or any successor category of liabilities under Regulation D).

          "AFFECTED LENDER" has the meaning assigned to that term in Section
                                                                     -------
     3.4.

          "AFFILIATE" means (a) with respect to Borrower, RL and any Person directly or indirectly controlling, controlled by or under common control with RL, and (b) with respect to any other Person, any other Person directly or indirectly controlling, controlled by or under common control with that Person. For purposes of this definition, the term "control" (including, with correlative meanings, the terms "controlling," "controlled by" and "under common control with") as applied to any Person shall mean the possession, directly or indirectly, of the power to direct the management and policies of that Person, whether through ownership, by contract or otherwise.

          "AGREEMENT" means this Amended and Restated Credit Agreement dated as of April 14, 1995, as it may be amended from time to time.

          "AMENDMENT DOCUMENTS" has the meaning assigned to that term in Section
                                                                         -------
     2.1(a) of this Agreement.
     ------

          "ASSIGNMENT AND ACCEPTANCE" means an Assignment and Acceptance entered into by a Lender and an Eligible Assignee, and accepted by USNB, in substantially the form of Exhibit B annexed hereto.
                               ---------

          "ASSIGNMENT OF AGREEMENTS" means a first priority assignment of, and security interest in, all contracts and agreements affecting any Project and, to the extent to which they may be assigned, all other rights, licenses, permits, authorizations, approvals and agreements relating to or required for the use, occupancy or operation of any such Project, including, without limitation, liquor licenses, executed by Borrower and RL, in its capacity as Manager, as assignor, in favor of USNB and Canadian Imperial as assignee, as the same may be amended from time to time.

          "ASSIGNMENT OF MANAGEMENT AGREEMENT" means a first priority assignment of the Management Agreement, executed by Borrower as assignor, USNB and Canadian Imperial as assignee, and RL as manager, as the same may be amended from time to time.

          "ASSIGNMENT OF PERSONAL PROPERTY LEASES" means a first priority assignment of, and security interest in, all Personal Property Leases for the Projects, executed by Borrower and RL, in its capacity as Manager, as assignor, in favor of USNB and Canadian Imperial as assignee. A separate Assignment of Personal Property Leases has been executed by Borrower and delivered to USNB and Canadian Imperial with respect to each

     Project and such Assignments shall collectively be referred to herein as the "Assignments of Personal Property Leases".

          "ASSIGNMENT OF PURCHASE AGREEMENTS" means a first priority assignment of the Purchase Agreements, executed by Borrower as assignor, in favor of USNB and Canadian Imperial as assignee, together with the consent of the sellers under the Purchase Agreements, in form and substance satisfactory to USNB and Canadian Imperial, as the same may be amended from time to time.

          "AUTHORIZED REPRESENTATIVE OF BORROWER" means the person or persons designated by Borrower to submit a Notice of Borrowing on behalf of Borrower and to take any and all actions on behalf of Borrower under any of the Loan Documents. Until Co-Agents receive written notice to the contrary, the Authorized Representative of Borrower shall be Anupam Narayan or Charla Swartz.

          "BASE RATE" means, at any time, the higher of (x) the Prime Rate or
     (y) the rate which is 1/2 of 1% in excess of the Federal Funds Effective Rate.

          "BASE RATE LOANS" means Loans bearing interest at rates determined by reference to the Base Rate as provided in Section 3.2.
                                               -----------

          "BORROWER" means Red Lion Inns Operating L.P., a Delaware limited partnership.

          "BORROWER'S PARTNERSHIP AGREEMENT" means that certain Amended and Restated Agreement of Limited Partnership of Red Lion Inns Operating L.P. dated as of January 16, 1987 and all modifications and amendments thereto, pursuant to which Borrower has been formed.

          "BORROWING BASE" means, as of the time of determination, an amount equal to the Borrowing Base Value of all Projects.

          "BORROWING BASE VALUE" means, with respect to any Project, the amount set forth in the column entitled "Borrowing Base Value" opposite the name of such Project on Exhibit A.
                        ---------

          "BUSINESS DAY" means (i) for all purposes other than as covered by clause (ii) below, any day excluding Saturday, Sunday and any day which is a legal holiday under the laws of the state(s) of Oregon, New York and California or is a day on which banking institutions located in such state(s) are authorized or required by law or other governmental action to close, and (ii) with respect to all notices, determinations, fundings and payments in connection with the Eurodollar Rate or any Eurodollar Loan, any day that is a Business Day described in clause (i) above and that is also a Eurodollar Business Day.

          "CANADIAN IMPERIAL" means Canadian Imperial Bank of Commerce, an extranational banking association.

          "CAPITAL EXPANSIONS" means, with respect to any Project, those capital improvements which materially change the use of any Project or which result in a fifteen percent (15%) increase or decrease in the square footage of said Project.

          "CAPITAL IMPROVEMENTS" means all repairs, replacements, refurbishments or additions to the FF&E and all capital repairs, renovations and improvements other than Capital Expansions.

          "CASH FLOW AMOUNT" means, with respect to any Project as at any date of determination, the Cash Flow Available for Debt Service (as defined in the Management Agreement) attributable to such Project for the twelve-month period immediately preceding the date of determination, as determined by Co-Agents.

          "CERTIFICATE OF NONFOREIGN STATUS" means an affidavit, signed under penalty of perjury by the General Partner stating (a) that Borrower is not a "foreign corporation," "foreign partnership," "foreign trust," or "foreign estate," as those terms are defined in the Internal Revenue Code and the regulations promulgated thereunder, (b) Borrower's U.S. employer identification number, and (c) the address of Borrower's principal place of business. Such affidavit shall be consistent with the requirements of the regulations promulgated under Section 1445 of the Internal Revenue Code, and shall otherwise be in form and substance acceptable to Co-Agents.

          "CIBC" means CIBC Inc., a Delaware corporation.

          "COLLATERAL" means, with respect to any Project, all FF&E, inventory and other items of personal property in which Borrower now or hereafter owns or acquires any interest or right, and which are used or useful in the operation, use or occupancy of the applicable Project; all of Borrower's accounts receivable and cash on hand from the operation of the applicable Project; all of Borrower's documents, instruments, contract rights and general intangibles relating to the use, operation or occupancy of the applicable Project (including, without limitation, to the extent to which they may be assigned, all liquor licenses); the FF&E Reserve; all insurance proceeds from any policies of insurance covering any of the aforesaid; and Condemnation Proceeds.

          "COMMITMENTS" means the commitments of Lenders to make or maintain Loans as set forth in Section 3.1.
                           -----------

          "COMMITMENT AMOUNT" means One Hundred Sixteen Million One Hundred Thirteen Thousand Eight Hundred Sixty Dollars ($116,113,860).

          "COMMITMENT LETTER" means that certain letter dated January 10, 1995, from Co-Agents to Borrower and accepted by Borrower on January 12, 1995.

          "COMMITMENTS" means, collectively, the Revolving Loan Commitment and the Term Loan Commitments.

          "COMPLIANCE CERTIFICATE" means a certificate substantially in the form attached hereto as Exhibit C delivered to Co-Agents by the President,
                             ---------
     Chief Executive Officer or Chief Financial Officer of the General Partner pursuant to Section 6.2(c).
                 --------------

          "CONDEMNATION PROCEEDS" means, with respect to any Project, all compensation, awards, damages, rights of action and proceeds awarded to Borrower by reason of the taking of said Project, or any part thereof or interest therein, for public or quasi-public use under the power of eminent domain, by reason of any public improvement or condemnation proceeding or in any other manner.

          "DEBT SERVICE" means, as at any date of calculation, the sum of the following: (a) the aggregate amount of mandatory repayments of principal of the Term Loans required to be made by Borrower pursuant to Section 3.1(e)
                                                                --------------
     during the succeeding twelve-month period; (b) the aggregate amount of mandatory repayments of principal of all Subordinate Indebtedness (excluding Subordinate Indebtedness on any Project to be withdrawn pursuant to Section 4.1) required to be made by Borrower under the terms of such
        -----------
     Subordinate Indebtedness during the succeeding twelve-month period; and (c) the aggregate annualized amount of interest which would have accrued on the following amounts at the following interest rates: (i) the outstanding principal balance of the Term Loans at an interest rate per annum equal to the Base Rate (on the date of calculation) plus one and one quarter percent (1.25%); (ii) the aggregate Revolving Loan Commitments at an interest rate per annum equal to the Base Rate (on the date of calculation) plus one and one quarter percent (1.25%); and (iii) for each Subordinate Indebtedness (excluding Subordinate Indebtedness on any Project to be withdrawn pursuant to Section 4.1), the face amount of said Subordinate Indebtedness at a per
        -----------
     annum interest rate equal to the fixed rate of interest set forth in said Subordinate Indebtedness or, if the interest rate set forth in said Subordinate Indebtedness is variable, then at the interest rate set forth in the next following sentences. If said Subordinate Indebtedness provides for a variable rate of interest, the per annum interest rate shall be the interest rate that would be in effect under the "prime rate" option

     (including any mark-up over "prime") set forth in said Subordinate Indebtedness on the date of calculation. If no "prime rate" option is provided under said Subordinate Indebtedness, then the per annum interest rate shall be the interest rate used in clause (ii) above plus one percent (1%).

          "DEED OF TRUST" means any one of the following, and "DEEDS OF TRUST" means all of the following, as each has been modified or amended on or as of the date hereof and as may be further amended from time to time:

          (a) Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing (Bellevue Center), dated as of April 6, 1987, executed by Borrower, as grantor, to Title Company, as trustee, for the benefit of USNB and Canadian Imperial;

          (b) Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing (Boise), dated as of April 6, 1987, executed by Borrower, as grantor, to Title Company, as trustee, for the benefit of USNB and Canadian Imperial;

          (c) Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing (Colorado Springs), dated as of April 6, 1987, executed by Borrower, as grantor, to Public Trustee of El Paso County Colorado, as trustee, for the benefit of USNB and Canadian Imperial;

          (d) Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing (Lloyd Center), dated as of April 6, 1987, executed by Borrower, as grantor, to Title Company, as Trustee, for the benefit of USNB and Canadian Imperial;

          (e) Deed of Trust, Assignment of Rents, Security Agreement and Financing Statement (Omaha), dated as of April 6, 1987, executed by Borrower, as grantor, to Security Land Company, as trustee, for the benefit of USNB and Canadian Imperial;

          (f) Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing (Portland Center), dated as of April 6, 1987, executed by Borrower, as grantor, to Title Company, as trustee, for the benefit of USNB and Canadian Imperial;

          (g) Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing (Sacramento I), dated as of April 6, 1987, executed by Borrower, as grantor, to Title Company, as trustee, for the benefit of USNB and Canadian Imperial;

          (h) Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing (Spokane), dated as of April 6, 1987, executed by Borrower, as grantor, to Title Company, as trustee, for the benefit of USNB and Canadian Imperial;

          (i) Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing (Springfield), dated as of April 6, 1987, executed by Borrower, as grantor, to Title Company, as trustee, for the benefit of USNB and Canadian Imperial;

          (j) Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing (Yakima Valley), dated as of April 6, 1987, executed by Borrower, as grantor, to Title Company, as Trustee, for the benefit of USNB and Canadian Imperial.

          "DEED OF TRUST AMENDMENTS" has the meaning given that term in Section
                                                                        -------
     2.1(a) of this Agreement.
     ------

          "EFFECTIVE DATE" means the date upon which each of the conditions set forth in Section 2.1 has been satisfied.
              -----------

          "ELIGIBLE ASSIGNEE" means (A) (i) a commercial bank organized under the laws of the United States or any state thereof; (ii) a savings and loan association or savings bank organized under the laws of the United States or any state thereof; (iii) a commercial bank organized under the laws of any other country or a political subdivision thereof; provided that (x)
                                                           --------
     such bank is acting through a branch or agency located in the United States or (y) such bank is organized under the laws of a country that is a member of the Organization for Economic Cooperation and Development or a political subdivision of such country; and (iv) any other entity which is an "accredited investor" (as defined in Regulation D under the Securities Act of 1933, as amended) which extends credit or buys loans as one of its businesses including, but not limited to, insurance companies, mutual funds and lease financing companies, in each case (under clauses (i) through (iv) above) that is reasonably acceptable to the Co-Agents and possesses assets, calculated in accordance with GAAP, in excess of Five Hundred Million

     Dollars ($500,000,000); and (B) any Lender and any Affiliate of any Lender; provided that no Affiliate of Borrower shall be an Eligible Assignee.
     --------

          "ENGINEER'S REPORT" means that certain Revaluation of 12 Inns and New Observation of 1 Inn of the Red Lion/Thunderbird Inn Chain dated January 2, 1987 and prepared by Merritt & Harris, Inc., and all amendments, modifications, supplements and addenda thereto.

          "ENVIRONMENTAL ACTIVITIES" means the use, generation, transportation, treatment, storage, disposal, holding, existence, release, emission, discharge, processing, manufacturing, abatement, removal, disposition or handling of any Hazardous Materials at any time on, in or under any of the Projects.

          "ENVIRONMENTAL INDEMNITY" means that certain Environmental Indemnity, dated as of January 1, 1990, executed and delivered by Borrower and General Partner, as reaffirmed by the reaffirmation referred to in Section
                                                                -------
     2.1(a)(vi) and as the same may hereafter be amended from time to time.
     ----------

          "ENVIRONMENTAL LAWS" has the meaning given that term in Section 6.27
                                                                  ------------
     of this Agreement.

          "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time and any successor statute.

          "ERISA AFFILIATE", as applied to any Person, means any trade or business (whether or not incorporated) which is a member of a group of which that Person is a member and which is under common control within the meaning of the regulations promulgated under Section 414 of the Internal Revenue Code.

          "ESTABLISHED RELEASE PRICE" means, with respect to any Project, an amount calculated by multiplying the Commitment Amount times the percentage set forth in the column entitled "Release Percentage" opposite the name of such Project on Exhibit A.

          "EURODOLLAR RATE LOANS" means Loans bearing interest at rates determined by reference to the Adjusted Eurodollar Rate as provided in
     Section 3.2.
     -----------

          "EVENT OF DEFAULT" means the occurrence of any of the events listed in
     Section 7.1(a) and the expiration of any applicable grace or cure period
     --------------
     provided in Section 7.1(b).
                 --------------

          "FEDERAL FUNDS EFFECTIVE RATE" means, for any period, a fluctuating interest rate equal for each day during such period to the weighted average of the rates on overnight

     Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by USNB from three Federal funds brokers of recognized standing selected by USNB.

          "FF&E" means the furniture, furnishings, fixtures, machinery and equipment installed and used in the Projects, including, without limitation, all necessary furniture and furnishings for guest rooms, public areas and non-public areas (such as kitchen, laundry and cleaning facilities, rooms for the use of employees, storage areas, front desk and administrative offices), floor and window coverings, decorative light fixtures and equipment, but excluding, however, the Projects' major mechanical and electrical equipment and systems (for example, the elevators).

          "FF&E RESERVE" means an interest bearing account or accounts maintained with a bank or banks acceptable to Co-Agents to pay for the cost of Capital Improvements. Co-Agents shall have a first priority security interest in all funds deposited into the FF&E Reserve pursuant to the Deeds of Trust.

          "FINANCIAL CONDITION CERTIFICATE" means a certificate to be delivered by Borrower to Lenders pursuant to Section 2.1 regarding the financial
                                        -----------
     condition of Borrower which shall be in the form of Exhibit I annexed
                                                         ---------
     hereto.

          "FINANCING STATEMENT" means each UCC-1 financing statement executed by Borrower as debtor, in favor of USNB and Canadian Imperial, as secured party, and perfecting the security interest in the Collateral, filed in the offices of the secretaries of state in such jurisdictions (and in such other offices for recording or filing such statements) as USNB and Canadian Imperial have required to perfect the security interest or reflect such interest in appropriate public records, as the same may be amended from time to time. Separate Financing Statements have been executed and delivered to USNB and Canadian Imperial for each state in which a Project is located and for the state in which Borrower's principal place of business is located, which Financing Statements have been amended to reflect the assignment to CIBC of all of Canadian Imperial's rights under the Loan Documents. All such Financing Statements shall collectively be referred to herein as the "Financing Statements".

          "FIXTURE FILING" means each fixture filing, executed by Borrower as debtor, in favor of USNB and Canadian Imperial as secured party, and filed in the official records of any county in which a Project is located, as the same may be amended from time to time. A separate Fixture Filing has been executed and delivered with respect to each Project, which Fixture Filings have been amended to reflect the assignment to CIBC of all of Canadian Imperial's rights under the Loan Documents. All such Fixture Filings shall collectively be referred to herein as the "Fixture Filings".

          "FNBO" has the meaning assigned to that term in Section 2.1(a).
                                                          --------------

          "FUNDING DATE" means the date of funding of an Loan.

          "GENERAL PARTNER" means Red Lion Properties, Inc., a Delaware corporation.

          "GROUND LEASE" means, with respect to those Projects located on land leased in whole or in part from third parties, the long-term ground lease (including all modifications, consolidations, restatements, novations, and supplements thereto) pursuant to which Borrower leases such land.

          "GROUND LEASE AMENDMENTS" means, with respect to those Projects subject to a Ground Lease, an agreement executed by the respective ground lessors thereunder, Borrower and USNB and Canadian Imperial, relating to, among other things, mortgagee protection provisions.

          "HAZARDOUS MATERIALS" means any of the equipment, chemicals, materials or substances described in subsections (a) through (d) of Section 5.17.
                                                               ------------

          "IMPROVEMENTS" means, with respect to any Project, the buildings, parking facilities and related on-site and off-site improvements, including, without limitation, landscaping, curbs and underground utilities comprising the respective Project.

          "INCENTIVE FEE" has the meaning given such term in the Management Agreement.

          "INDEBTEDNESS", as applied to any Person, means (a) all indebtedness for borrowed money, including Subordinate Indebtedness, (b) notes payable and drafts accepted representing extensions of credit whether or not representing obligations for borrowed money, and (c) any obligation owed for all or any part of the deferred purchase price of personal property or services which purchase price is (i) due more than six (6) months from the date of incurrence of the obligation in respect thereof, or (ii) evidenced by a note or similar written instrument; provided, however, in no event shall Indebtedness include an intercompany payable from Borrower to the General Partner in an amount, as of the date hereof, equal to $12,322,000.

          "INDEMNIFICATION AGREEMENT" means the agreement executed by Borrower, USNB and Canadian Imperial, relating to securities matters.

          "INTEREST PAYMENT DATE" means (a) with respect to any Base Rate Loan, the first Business Day of each month, and (b) with respect to any Eurodollar Rate Loan, the last day of each Interest Period applicable to such Loan; provided that in the case of each Interest Period of more than
                --------
     three months, "Interest Payment Date" shall also include the date that is three months after the commencement of such Interest Period.

          "INTEREST PERIOD" has the meaning assigned to that term in Section
                                                                     -------
     3.2(b).
     ------

          "INTEREST RATE DETERMINATION DATE" means each date for calculating the Adjusted Eurodollar Rate for purposes of determining the interest rate in respect of an Interest Period. The Interest Rate Determination Date shall be the second Business Day prior to the first day of the related Interest Period for a Eurodollar Rate Loan.

          "INTERNAL REVENUE CODE" means the Internal Revenue Code of 1986, as amended to the date hereof and from time to time hereafter.

          "LEGAL ACTION" has the meaning given such term in Section 5.5.
                                                            -----------

          "LENDER" and "LENDERS" means the persons identified as "Lenders" and listed on the signature pages of this Agreement, together with their successors and permitted assigns pursuant to Section 9.1.
                                                  -----------

          "LOAN" or "LOANS" means one or more of the Term Loans or Revolving Loans or any combination thereof.

          "LOAN DOCUMENTS" means this Agreement, the Notes, the Assignment of Management Agreement, the Assignment of Purchase Agreements, the Subordination Agreement, the Deeds of Trusts, the Assignments of Agreements, the Assignments of Personal Property Leases, the Financing Statements, the Fixture Filings, the Financial Condition Certificate, the fee letter referred to in Section 2.1(o) and the Certificates of Nonforeign
                               --------------
     Status, as the same may be amended from time to time.

          "MAJOR PERSONAL PROPERTY LEASES" means, with respect to any Project, all Personal Property Leases having, on an individual basis, an annual amount of rental or other payments in excess of One Hundred Thousand Dollars ($100,000).

          "MANAGEMENT AGREEMENT" means the Management Agreement between RL and Borrower, providing for the management of the Projects, as the same may be amended from time to time.

          "MANAGER" means a manager and operator of the Projects reasonably acceptable to Co-Agents.

          "MARGIN STOCK" has the meaning assigned to that term in Regulation U of the Board of Governors of the Federal Reserve System as in effect from time to time.

          "MATURITY DATE" means April 14, 1996.

          "MULTIEMPLOYER PLAN" means a "multiemployer plan" as defined in
     Section 4001(a)(3) of ERISA which is maintained for employees of Borrower or any ERISA Affiliate of Borrower.

          "NOTES" means the Revolving Notes and the Term Notes.

          "NOTICE OF BORROWING" means a notice substantially in the form of Exhibit D annexed hereto delivered by Borrower to USNB pursuant to Section
     ---------                                                          -------
     3.1 with respect to a proposed borrowing.
     ---

          "NOTICE OF CONVERSION/CONTINUATION" means a notice substantially in the form of Exhibit E annexed hereto delivered by Borrower to USNB pursuant
                 ---------
     to Section 3.2(d) with respect to a proposed conversion or continuation of
        --------------
     the applicable basis for determining the interest rate with respect to the Loans specified therein.

          "O&M REPORT" means that certain Operations and Maintenance Plan prepared by Certified Engineering & Testing Co., Inc., and all amendments, modifications, supplements and addenda thereto.

          "OBLIGATIONS" means all obligations of every nature of Borrower from time to time owed to any Co-Agent or any Lender under the Loan Documents, whether for principal, interest, fees, expenses, indemnification or otherwise.

          "ORIGINAL CREDIT AGREEMENT" has the meaning given that term in Recital A of this Agreement.

          "ORIGINAL REVOLVING LOAN" has the meaning assigned to that term in Recital A of this Agreement.

          "ORIGINAL REVOLVING NOTE" has the meaning assigned to that term in Recital A of this Agreement.

          "ORIGINAL TERM LOAN" has the meaning assigned to that term in Recital A of this Agreement.

          "ORIGINAL TERM NOTE" has the meaning assigned to that term in Recital A of this Agreement.

          "PENSION PLAN" means any employee plan which is subject to the provisions of Title IV of ERISA and which is maintained for employees of Borrower or any ERISA Affiliate of Borrower, other than a Multiemployer Plan.

          "PERMITTED INDEBTEDNESS" means (a) Subordinate Indebtedness, (b) accrued, but unpaid, Incentive Fees, provided said amount does not exceed at any time Six Million Dollars ($6,000,000), (c) a $3,726,000 loan from the General Partner to Borrower in existence as of the date hereof and (d) other Indebtedness incurred by Borrower in the ordinary course of business, provided the sum of said other Indebtedness and the aggregate outstanding principal amount of the Revolving Loans does not exceed at any time Twenty Million Dollars ($20,000,000).

          "PERSON" means and includes natural persons, corporations, limited partnerships, general partnerships, joint stock companies, joint ventures, associations, companies, trusts, banks, trust companies, land trusts, business trusts or other organizations, whether or not legal entities, and governments and agencies and political subdivisions thereof.

          "PERSONAL PROPERTY LEASES" means, with respect to any Project, all leases, service agreements or other agreements for or relating to any items of personal property used or to be used in connection with the use, occupancy or operation of said Project, as the same may be amended from time to time.

          "POTENTIAL BANKRUPTCY DEFAULT" means the occurrence of any event described in subsection 7.1(a)(iv), 7.1(a)(v) or 7.1(a)(vi).

          "POTENTIAL EVENT OF DEFAULT" means a condition or event which, after notice or lapse of time or both, would constitute an Event of Default if that condition or event were not cured or removed within any applicable grace or cure period.

          "PRELIMINARY TITLE REPORT" means, with respect to any Project, a preliminary title report issued by the Title Company covering the applicable Project and showing all exceptions to title, together with all underlying documents relating thereto.

          "PRIME RATE" means the rate that USNB announces from time to time as its prime lending rate, as in effect from time to time. The Prime Rate is a reference rate and does not necessarily represent the lowest or best rate actually charged to any customer. USNB or any other Lender may make commercial loans or other loans at rates of interest at, above or below the Prime Rate.

          "PROJECTS" means the real estate projects listed on Exhibit A, excluding those Projects withdrawn from the Borrowing Base pursuant to
     Section 4.1.
     -----------

          "PRO RATA SHARE" means, with respect to each Lender, the percentage obtained by dividing (x) the sum of the Term Loan Exposure of that Lender
                 --------
     plus the Revolving Loan Exposure of that Lender by (y) the sum of the
     ----                                            --
     aggregate Term Loan Exposure of all Lenders plus the aggregate Revolving
                                                 ----
     Loan Exposure of all Lenders, as such percentage may be adjusted by assignments permitted pursuant to Section 8.1. The initial Pro Rata Share
                                       -----------
     of each Lender is set forth opposite the name of that Lender in Exhibit F
                                                                     ---------
     annexed hereto.

          "PURCHASE AGREEMENTS" means that certain Agreement of Purchase and Sale of Assets dated as of April 6, 1987, by and among RL and Red Lion Inn/Lloyd Center Inc., as seller, and Borrower, as buyer.

          "REAPPRAISED VALUE" means, with respect to each Project, the appraised value of such Project as established by the appraisal prepared by Hospitality Valuation Services referred to in Section 2.1(i).
                                                   --------------

          "RED LION" means Red Lion Inns Limited Partnership, a Delaware limited partnership.

          "REQUISITE LENDERS" means Lenders having or holding 66% or more of the sum of the aggregate Term Loan Commitments of all Lenders plus the
                                                                   ----
     aggregate Revolving Loan Commitments of all Lenders.

          "REVOLVING LOAN COMMITMENT" or "REVOLVING LOAN COMMITMENTS" means the commitment or commitments of a Lender or Lenders to make Revolving Loans as set forth in Section 3.1(a)(ii).
                  ------------------

          "REVOLVING LOAN EXPOSURE" means, with respect to any Lender as of any date of determination (i) prior to the termination of the Revolving Loan Commitments, that Lender's Revolving Loan Commitment and (ii) after the termination of the Revolving Loan Commitments, the aggregate outstanding principal amount of the Revolving Loans of that Lender.

          "REVOLVING LOANS" means the Loans made by Lenders to Borrower pursuant to Section 3.1(a)(ii).
        ------------------

          "REVOLVING NOTES" means the promissory notes of Borrower issued pursuant to Section 2.1, substantially in the form of Exhibit G annexed
                 -----------                               ---------
     hereto, as they may be amended, supplemented or otherwise modified from time to time, which promissory notes evidence the same Indebtedness that is evidenced by the Original Revolving Note.

          "RL" means Red Lion, a California limited partnership (formerly known as RL Acquisition Company, a California limited partnership).

          "SET ASIDE AMOUNT" means the amount of the Revolving Loan Commitments, if any, specifically designated by Borrower for the payment of the cost of repair and restoration of one or more of the Projects pursuant to Sections
                                                                       --------
     1.05 and 1.14 of the Deeds of Trust.
     ----     ----

          "STANDBY FEE" has the meaning assigned to that term in Section 3.8.
                                                                 -----------

          "SUBORDINATE INDEBTEDNESS" means, with respect to any Project, the principal amount of all Indebtedness secured by mortgages, deeds of trust, pledge agreements or security agreements encumbering the applicable Project (other than encumbrances and security interests evidencing purchase money indebtedness incurred in connection with the acquisition of personal property) which are junior in priority to the liens and security interests created by the Deeds of Trust, regardless of whether such Indebtedness is non-recourse to the credit of Borrower, and which Indebtedness satisfies all of the conditions set forth in Section 6.7(b) hereof.
                                        --------------

          "SUBORDINATE LENDERS" means, with respect to any Project, Persons holding any Subordinate Indebtedness encumbering such Project.

          "SUBORDINATION AGREEMENT" means, collectively, each Subordination Agreement executed by Borrower, RL and the Co-Agents pursuant to Section
                                                                      -------
     2.1(a), as the same may be amended from time to time.
     ------

          "TAX" or "TAXES" means any present or future tax, levy, impost, duty, charge, fee, deduction or withholding of any nature and whatever called, by whomsoever, on whomsoever and wherever imposed, levied, collected, withheld or assessed; provided that "TAX ON THE OVERALL NET INCOME" of a Person
                  --------
     shall be construed as a reference to a tax imposed by the jurisdiction in which that Person's principal office (and/or, in the case of a Lender, its lending office) is located on all or part of the net income, profits or gains of that Person (whether worldwide, or only insofar as such income, profits or gains are considered to arise in or to relate to a particular jurisdiction, or otherwise).

          "TENANTS" means, with respect to any Project, all persons or entities occupying space in the Improvements.

          "TENANT LEASE" means, with respect to any Project, a lease of, or other occupancy agreement with respect to, space in the Improvements.

          "TERM LOAN COMMITMENT" or "TERM LOAN COMMITMENTS" means the commitment or commitments of a Lender or Lenders to make or maintain Term Loans as set forth in Section 3.1(a)(i).
              -----------------

          "TERM LOAN EXPOSURE" means, with respect to any Lender, the outstanding principal amount of the Term Loans of that Lender.

          "TERM LOANS" means the Loans made or maintained by Lenders to Borrower pursuant to Section 3.1(a)(i).
                 -----------------

          "TERM NOTES" means the promissory notes of Borrower issued pursuant to
     Section 2.1, substantially in the form of Exhibit H annexed hereto, as they
     -----------                               ---------
     may be amended, supplemented or otherwise modified from time to time, which promissory notes evidence the same Indebtedness that is evidenced by the Original Term Note.

          "TERMINATION DATE" means April 14, 1995.

          "TERMINATION EVENT" means (a) "Reportable Event" described in Section 4043 of ERISA and the regulations issued thereunder (other than a "Reportable Event" not subject to the provision for 30-day notice to the Pension Benefit Guaranty Corporation under such regulations), or (b) the withdrawal of Borrower or any of its ERISA Affiliates from a Pension Plan during a plan year in which it was a "substantial employer" as defined in
     Section 4001(a)(2) of ERISA, or (c) the filing of a notice of intent to terminate a Pension Plan or the treatment of a Pension Plan amendment as a termination under Section 4041 of ERISA, or (d) the institution of proceedings to terminate a Pension Plan by the Pension Benefit Guaranty Corporation, or (e) any other event or condition which might constitute grounds under ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan.

          "TITLE COMPANY" means First American Title Insurance Company or any other title insurance company satisfactory to Co-Agents.

          "TITLE INSURANCE POLICY" means, with respect to any Project, the title insurance policy issued by the Title Company in connection with the closing of the transactions contemplated by the Original Credit Agreement, together with all endorsements thereto, including the endorsements referred to in
     Section 2.1, insuring that Borrower owns fee simple
     -----------
     title (or the leasehold estate, if applicable) to the Project and that the Deed of Trust is a valid first lien thereon.

          "TRANSFER" means (a) the sale, transfer, conveyance, hypothecation (except as permitted by Section 6.7(b) hereof or Section 6.04(b) of the
                             --------------           ---------------
     Deeds of Trust) or encumbrance of any Project or any portion thereof, whether voluntary, involuntary, by operation of law or otherwise, to any Person; or (b) the execution of any contracts (or similar instrument) to convey all or a portion of any Project to any Person; (c) the lease of all or substantially all of any Project to any Person; excepting, however, the leasing of rooms, suites, public facilities or other rentable area in the ordinary course of business; (d) the execution of any contracts (or any similar instrument) to convey all or a portion of any Project to any Person, or the lease of all or substantially all of any Project to any Person; (e) the transfer, assignment, conveyance, hypothecation or encumbrance, whether voluntary, involuntary, by operation of law or otherwise, of any general partnership interest in Borrower to any Person (other than an Affiliate); or (f) the transfer, assignment, conveyance, hypothecation or encumbrance, whether voluntary, involuntary, by operation of law or otherwise, of any stock in the General Partner to any Person (other than an Affiliate).

          "UNFUNDED LIABILITIES" means, with respect to any Pension Plan, the excess of the actuarial present value of the Pension Plan's benefit commitments over the current value of the Pension Plan's assets allocable to such vested benefits. The terms "actuarial present value" and "benefit commitments" have the meaning specified in Section 4062(b)(1)(A) of ERISA.

          "UNIFORM SYSTEM" means the Uniform System of Accounts for Hotels, Seventh Revised Edition, 1977, as published by the Hotel Association of New York City, Inc., and as revised from time to time.

          "USNB" means United States National Bank of Oregon, a national banking association.

          "WITHDRAWAL AMOUNT" means the greater of (a) the Established Release Price for the Project to be withdrawn pursuant to Section 4.1 or (b) the
                                                       -----------
     amount by which the Term Loans would have to be prepaid in order for the aggregate Cash Flow Amount, computed after deleting the Cash Flow Amount of the Project to be withdrawn, to equal one hundred sixty percent (160%) of Debt Service, computed after deducting such prepayment from the outstanding principal balance of the Term Loans.

                                 ARTICLE II

                            CONDITIONS TO AGREEMENT
                            -----------------------

          2.1  CONDITIONS PRECEDENT.  This Agreement and the rights, duties,
               --------------------
obligations and agreements of the parties hereunder, including, without limitation, the agreement by the Lenders to modify the Maturity Date to April 14, 1996, shall be of no force or effect unless the following conditions have been satisfied on or before the Termination Date:

          (a) Borrower shall execute, acknowledge, where necessary, and deliver (or cause to be executed, acknowledged, where necessary, and delivered), all in form and content satisfactory to Lenders, the following documents (collectively, the "AMENDMENT DOCUMENTS"):

               (i)  this Agreement;

              (ii)  the Revolving Notes;

             (iii)  the Term Notes;

              (iv) an amendment to each of the Deeds of Trust, as required by Lenders, in recordable form, providing among other things, that each such Deed of Trust shall secure Borrower's obligations under this Agreement, the Term Notes, the Revolving Notes and other Loan Documents, as modified as of the date hereof (collectively, the "DEED OF TRUST AMENDMENTS");

               (v) a reaffirmation of the Environmental Indemnity, executed by Borrower and General Partner;

              (vi) a Consent and Acknowledgement executed by First National Bank of Omaha ("FNBO"), in recordable form, under the terms of which FNBO shall, among other things, consent to the Deed of Trust Amendment relating to that certain Deed of Trust recorded April 13, 1987, in Book 3081, Page 313 of the Official Records of Douglas County, State of Nebraska;

             (vii) such other documentation as any Lender may reasonably require.

          (b) OPINION OF BORROWER'S COUNSEL. Co-Agents and Lenders shall receive a favorable opinion from Borrower's counsel with respect to the following:

               (i) Borrower is a duly organized and validly existing limited partnership under the laws of the State of Delaware;

              (ii) Each partnership or corporation which is a general partner of Borrower is duly organized, validly existing and in good standing under the laws of the State of its formation, is in good standing and is qualified to do business in all jurisdictions in which the character of property it owns or the nature of its business makes which qualification necessary; has the authority to enter into and perform the Partnership Agreement; and has taken all steps necessary to authorize it to enter into and perform the Partnership Agreement (including, in the case of a corporation, any necessary by-law or resolution of its board of directors);

             (iii) Borrower has the power and authority to execute and deliver, and perform its obligations under, the Loan Documents, as amended, restated or otherwise modified by the Amendment Documents, and all necessary actions have been taken so that the Loan Documents, as amended and restated or otherwise modified by the Amendment Documents, are valid, binding and enforceable upon Borrower in accordance with their terms, except as such enforcement is affected by bankruptcy, insolvency, moratorium, or other laws affecting creditors' rights generally;

              (iv) The Loan Documents, as amended and restated or otherwise modified by the Amendment Documents, do not violate the Partnership Agreement or violate in any material respect any law, or to such counsel's actual knowledge, based upon reasonable inquiry of Borrower and each Person which is a general partner of Borrower, any other agreement or court order to which Borrower or any of Borrower's general partners is a party or by which it or they are bound, including, but not limited to, any disclosure requirements under the Securities Act of 1933, as amended, and all rules and regulations promulgated thereunder;

               (v) To such actual counsel's knowledge, based upon reasonable inquiry of Borrower and each Person which is a general partner of Borrower, there is no action, suit or proceeding pending or threatened against or affecting Borrower, any of Borrower's general partners or any Project (or any material portion thereof) in any court of law or in equity, or before or by any instrumentality which involves or is reasonably expected to involve a money claim in excess of $500,000;

              (vi) The amounts received or to be received by Lenders under the Term Notes, the Revolving Notes or any other Loan Documents, as amended and restated or otherwise modified by the Amendment Documents, will not constitute usurious or otherwise unlawful interest; and

             (vii)  Such other matters as any Lender may require.

          (c) PARTNERSHIP DOCUMENTS. Lenders shall receive and approve any and partnership agreements, fictitious business name statements and statements of partnership or certificates of limited partnership, as applicable, and any amendments thereto, creating Borrower and each general partner of Borrower that is a partnership, certified as true, complete and correct by the general partners of each such partnership.

          (d) CORPORATE AUTHORIZATIONS. For any general partner of Borrower that is a corporation, Lenders shall receive and approve such corporation's articles, bylaws and good standing certificates and duly certified resolutions from the board of directors of such partner evidencing approval of this Agreement and the other Amendment Documents and the transactions contemplated hereby and thereby, authorization to execute the Amendment Documents, and indicating the officers of such corporation who are authorized to sign the Amendment Documents, together with duly certified incumbency certificates with the specimen signatures of such officers.

          (e) ENDORSEMENTS TO TITLE POLICIES. Lenders shall receive and approve such endorsements to its Title Policies as may be required by Co-Agents insuring the continued priority and validity of the lien of each Deed of Trust against the subject Project, notwithstanding this Agreement, the amendment to such Deed of Trust or the assignment by Canadian Imperial of its beneficial interest thereunder to CIBC as herein described.

          (f) UNIFORM COMMERCIAL CODE SEARCH. Lenders shall receive an updated search of the records of the filing offices of the secretaries of state of each state and county in which a Project is situated, as well as all other states and counties as may be required by Co-Agents, showing all financing statements filed against Borrower, Borrower's general partner(s) or the Projects.

          (g) ESTOPPEL CERTIFICATES. Lenders shall receive and approve estoppel certificates from such parties as any Lender may reasonably require including, without limitation, an estoppel certificate from RL with respect to Borrower's obligations under the Management Agreement and to the operation and management by RL of the Projects.

          (h) VALUE OF PROJECTS. Lenders shall have determined, based upon (i) appraisals in form and substance satisfactory to Lenders by Hospitality Valuation Services, (ii) all regulatory requirements applicable to Co-Agents and each Lender, including, without limitation, Title XI of the Financial Institutions Reform, Recovery and Enforcement Act of 1989 (12 U.S.C. 3331 et. seq.), and (iii) the internal procedures and regulations of each Co-Agent and each Lender relating to the valuation of real estate collateral, that the sum of the Term Loan Commitments and Revolving Loan Commitments does not exceed sixty-five percent (65%) of the value of the Projects.

          (i) EVENTS OF DEFAULT. No Event of Default or potential Event of Default shall have occurred and be continuing or shall have existed subsequent to January 10, 1995.

          (j) MATERIAL ADVERSE CHANGE. Since December 31, 1994, no material adverse change (as reasonably determined by Lenders in good faith) shall have occurred in the financial condition, business, operations or prospects of Borrower or General Partner.

          (k) FINANCIAL CONDITION CERTIFICATE. Lenders shall have received an executed Financial Condition Certificate.

          (l) NO INJUNCTION. No injunction or restraining order shall have been issued with respect to this Agreement or the transactions contemplated herein.

          (m) COMPLIANCE WITH LOAN DOCUMENTS. Lenders shall have received from Borrower adequate assurance or, if Borrower cannot provide such assurance, Lenders shall have confirmed that Borrower is in compliance with its obligations under the Loan Documents and the Environmental Indemnity.

          (n) FEE LETTER. Borrower shall have paid to Co-Agents all fees and expenses described in the fee letter of even date herewith from Borrower to Co-Agents.

          2.2  CONDITIONS TO ALL LOANS.  The obligations of Lenders to make
               -----------------------
Loans on each Funding Date are subject to the following further conditions precedent:

          (a) USNB shall have received before that Funding Date, in accordance with the provisions of Section 3.1(b), an originally executed Notice of
                            --------------
     Borrowing, in each case signed by an Authorized Representative of Borrower in a writing delivered to USNB.

          (b)  As of that Funding Date:

               (i) The representations and warranties contained herein and in the other Loan Documents shall be true, correct and complete in all material respects on and as of that Funding Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true, correct and complete in all material respects on and as of such earlier date;

              (ii) No event shall have occurred and be continuing or would result from the consummation of the borrowing contemplated by such Notice of Borrowing that would constitute an Event of Default or a Potential Event of Default;

             (iii) Borrower shall have performed in all material respects all agreements and satisfied all conditions which this Agreement provides shall be performed or satisfied by it on or before that Funding Date;

              (iv) No order, judgment or decree of any court, arbitrator or governmental authority shall purport to enjoin or restrain any Lender from making the Loans to be made by it on that Funding Date;

               (v) The making of the Loans requested on such Funding Date shall not violate any law including, without limitation, Regulation G, Regulation T, Regulation U or Regulation X of the Board of Governors of the Federal Reserve System; and

              (vi) There shall not be pending or, to the knowledge of Borrower, threatened, any action, suit, proceeding, governmental investigation or arbitration against or affecting Borrower or any property of Borrower that has not been disclosed by Borrower in writing prior to the making of the last preceding Loans, and there shall have occurred no development not so disclosed in any such action, suit, proceeding, governmental investigation or arbitration so disclosed, that, in either event, in the opinion of either Co-Agent or of Requisite Lenders, would be expected to have a material adverse effect on the business, operations, properties, assets, condition (financial or otherwise) or prospects of Borrower or the ability of Borrower to perform, or of Co-Agents or Lenders to enforce, the Obligations; and no injunction or other restraining order shall have been issued and no hearing to cause an injunction or other restraining order to be issued shall be pending or noticed with respect to any action, suit or proceeding seeking to enjoin or otherwise prevent the consummation of, or to recover any damages or obtain relief as a result of, the transactions contemplated by this Agreement or the making of Loans hereunder.

                                 ARTICLE III

                           AMOUNTS AND TERMS OF LOANS
                           --------------------------

          3.1  COMMITMENTS; LOANS.
               ------------------

          (a) COMMITMENTS. Subject to the terms and conditions of this Agreement and in reliance upon the representations and warranties of Borrower herein set forth, each Lender hereby severally agrees to make and/or maintain the Loans described in this Section 3.1(a).
                                                 --------------

               (i)  Term Loans.  The parties hereto hereby acknowledge and
                    ----------
          agree, that as of the date hereof, each Lender has advanced to Borrower an amount equal to its Pro Rata Share of the Term Loans. The amount of each Lender's Pro Rata Share of the Terms Loans is set forth opposite its name on Exhibit F annexed hereto, and the interest of
                               ---------
          each Lender in the Term Loans is, to the extent necessary, hereby reallocated to reflect such Lender's Pro Rata Share of the Term Loans. In the event that as of the date hereof, the amount advanced by any Lender with respect to the Term Loans is less than such Lender's Pro Rata Share of the outstanding principal balance of the Term Loans, such Lender shall promptly pay to USNB an amount equal to the amount of such deficiency. Any amount received by USNB pursuant to the preceding sentence shall be distributed to one or more Lenders which have advanced amounts with respect to the Term Loans in excess of such Lenders' Pro Rata share of the Term Loans.

              (ii)  Revolving Loans.  Each Lender severally agrees, subject to
                    ---------------
          the limitations set forth below with respect to the maximum amount of Revolving Loans permitted to be outstanding from time to time, to maintain or to lend to Borrower from time to time during the period from the Effective Date to but excluding the Maturity Date an aggregate amount not exceeding its Pro Rata Share of the aggregate Revolving Loan Commitments to be used for the purposes identified in
          Section 3.10.  Each Lender's commitment to make Revolving Loans to
          ------------
          Borrower pursuant to this Section 3.1(a)(ii) is herein called its
                                    ------------------
          "REVOLVING LOAN COMMITMENT" and such commitments of all Lenders in the aggregate are herein called the "REVOLVING LOAN COMMITMENTS". The amount of each Lender's Revolving Loan Commitment is set forth opposite its name on Exhibit F annexed hereto, and the interest of
                               ---------
          each Lender in the Revolving Loan Commitments is, to the extent necessary, hereby reallocated to reflect such amount. In the event that as of the date hereof, the amount advanced by any Lender with respect to the Revolving Loans is less than such Lender's Pro Rata Share of the outstanding principal balance of the Revolving Loans, such Lender shall promptly pay to USNB an amount equal to the amount of such deficiency. Any amount received by USNB pursuant to the preceding sentence shall be distributed to one or more Lenders which have advanced amounts with respect to the Revolving Loans in excess of such Lenders' Pro Rata share of the Revolving Loans. The aggregate original amount of the Revolving Loan Commitments is $14,130,000; provided that the amount of the Revolving
                                      --------
          Loan Commitments shall be reduced from time to time by the amount of any reductions thereto made pursuant to Sections 3.3(a)(ii) and
                                                  -------------------
          3.3(a)(iii).  Each Lender's Revolving Loan Commitment shall expire on
          -----------
          the Maturity Date, and all Revolving Loans and all other amounts owed hereunder with respect to the Revolving Loans and the Revolving Loan Commitments shall be paid in full no later than that date. Amounts borrowed under this Section 3.1(a)(ii) may be repaid and reborrowed to
                              ------------------
          but excluding the Maturity Date.

          (b) BORROWING MECHANICS. Revolving Loans made on any Funding Date shall be in an aggregate minimum amount of $100,000 and integral multiples of $100,000 in excess of that amount; provided that Revolving Loans made on
                                           --------
     any Funding Date as Eurodollar Rate Loans with a particular Interest Period shall be in an aggregate minimum amount of $500,000 and integral multiples of $500,000 in excess of that amount. Whenever Borrower desires that Lenders make Revolving Loans it shall deliver to USNB a Notice of Borrowing no later than 10:00 A.M. (Portland, Oregon time) at least three Business Days in advance of the proposed Funding Date (in the case of a Eurodollar Rate Loan), or by 10:00 A.M. (Portland, Oregon time) on the proposed Funding Date (in the case of a Base Rate Loan). The Notice of Borrowing shall specify (i) the proposed Funding Date (which shall be a Business
     Day), (ii) the amount and type of Loans requested, (iii) whether such Loans shall be Base Rate Loans or Eurodollar Rate Loans, and (iv) in the case of any Loans requested to be made as Eurodollar Rate Loans, the initial Interest Period requested therefor. Term Loans and Revolving Loans may be continued as or converted into Base Rate Loans and Eurodollar Rate Loans in the manner provided in Section 3.2(d). In lieu of delivering the above-
                            --------------
     described Notice of Borrowing, Borrower may give USNB telephonic notice by the required time of any proposed borrowing under this Section 3.1(e);
                                                            --------------
     provided that such notice shall be promptly con firmed in writing by
     --------
     delivery of a Notice of Borrowing to USNB on or before the applicable Funding Date.

          Neither Co-Agents nor any Lender shall incur any liability to Borrower in acting upon any telephonic notice referred to above that USNB believes in good faith to have been given by a duly authorized officer or other person authorized to borrow on behalf of Borrower or for otherwise acting in good faith under this Section 3.1(b), and upon funding of Loans
                                     --------------
     by Lenders in accordance with this Agreement pursuant to any such telephonic notice Borrower shall have effected Loans hereunder.

          A Notice of Borrowing for a Eurodollar Rate Loan (or telephonic notice in lieu thereof) shall be irrevocable on and after the related Interest Rate Determination Date, and Borrower shall be bound to make a borrowing in accordance therewith.

          (c) DISBURSEMENT OF FUNDS. All Loans under this Agreement shall be made by Lenders simultaneously and proportionately to their respective Pro Rata Shares of the Commitments for the particular type of Loans requested, it being understood that no Lender shall be responsible for any default by any other Lender in that other Lender's obligation to make a Loan requested hereunder nor shall the Commitment of any Lender to make the particular type of Loan requested be increased or decreased as a result of a default by any other Lender in that other Lender's obligation to make a Loan requested hereunder. Promptly after receipt by USNB of a Notice of Borrowing pursuant to Section 3.1(b) (or telephonic notice in lieu
                           --------------
     thereof), USNB shall notify each Lender of the proposed borrowing no later than 2:00 P.M. (Portland, Oregon time) on the date of such receipt. Each Lender shall make the amount of its Loan available to USNB, in same day funds, at the office of USNB located at 555 S.W. Oak Street, Portland, Oregon 97204, not later than 12:00 Noon (Portland, Oregon time) on the applicable Funding Date. Upon satisfaction or waiver of the conditions precedent specified in this Agreement, USNB shall make the proceeds of such Loans available to Borrower on the applicable Funding Date by causing an amount of same day funds equal to the proceeds of all such Loans received by USNB from Lenders to be credited to the account of Borrower at the office of USNB specified in the preceding sentence.

          Unless USNB shall have been notified by any Lender prior to the Funding Date for any Loans that such Lender does not intend to make available to USNB the amount of such Lender's Loan requested on such Funding Date, USNB may assume that such Lender has made such amount available to USNB on such Funding Date and USNB may, in its sole discretion, but shall not be obligated to, make available to Borrower a corresponding amount on such Funding Date. If such corresponding amount is not in fact made available to USNB by such Lender, USNB shall be entitled to recover such corresponding amount on demand from such Lender together with interest thereon, for each day from such Funding Date until the date such amount is paid to USNB, at the Federal Funds Effective Rate for three Business Days and thereafter at the Base Rate. If such Lender does not pay such corresponding amount forthwith upon USNB's demand therefor, USNB shall promptly notify Borrower and Borrower shall immediately pay such corresponding amount to USNB together with interest thereon, for each day from such Funding Date until the date such amount is paid to USNB, at the rate payable under this Agreement for Base Rate Loans. Nothing in this Section 3.1(c) shall be deemed to relieve any Lender from
                     --------------
     its obligation to fulfill its Commitments hereunder or to prejudice any rights that Borrower may have against any Lender as a result of any default by such Lender hereunder.

          (d) NOTES. Borrower shall execute and deliver to each Lender (or to USNB for that Lender) on the Effective Date (i) a Term Note substantially in the form of Exhibit H annexed hereto to evidence that Lender's Term
                    ---------
     Loan, in the principal amount of that Lender's Term Loan Commitment and with other appropriate insertions, and (ii) a Revolving Note substantially in the form of Exhibit G annexed hereto to evidence that Lender's Revolving
                    ---------
     Loans, in the principal amount of that Lender's Revolving Loan Commitment and with other appropriate insertions.

          (e) SCHEDULED PAYMENTS OF TERM LOANS. Borrower shall make principal payments on the Term Loans in installments on the dates and in the amounts set forth below:

                                                 Scheduled Repayment
            Date                                    of Term Loans
           ------                               ----------------------
           May 1, 1995                               $123,576.00
           June 1, 1995                              $124,503.00
           July 1, 1995                              $125,437.00
           August 1, 1995                            $126,378.00
           September 1, 1995                         $127,325.00
           October 1, 1995                           $128,280.00
           November 1, 1995                          $129,242.00
           December 1, 1995                          $130,212.00
           January 1, 1996                           $131,188.00
           February 1, 1996                          $132,172.00
           March 1, 1996                             $133,164.00
           April 1, 1996                             $134,162.00
           April 14, 1996                  Any Remaining Principal Balance;


     provided that the scheduled installments of principal of the Term Loans set
     --------
     forth above shall be reduced in connection with any voluntary or mandatory prepayments of the Term Loans in accordance with Section 3.3(a)(iv).
                                                      ------------------

          (f) REAFFIRMATION OF OBLIGATIONS. Borrower reaffirms all of its obligations under the Loan Documents and the Environmental Indemnity, and Borrower acknowledges that it has no claims, offsets or defenses with respect to the payment of any sum due under any Note, any other Loan Document or the Environmental Indemnity.

          3.2  INTEREST ON THE LOANS.
               ---------------------

          (a) RATE OF INTEREST.  Subject to the provisions of Sections 3.4 and
                                                              ------------
     3.5, each Term Loan and each Revolving Loan shall bear interest on the
     ---
     unpaid principal amount thereof from the date made through maturity (whether by acceleration or otherwise) at a rate determined by reference to the Base Rate or the Adjusted Eurodollar Rate, as the case may be. The basis for determining the interest rate with respect to any Loan may be changed from time to time pursuant to Section 3.2(d). If on any day a Loan
                                           --------------
     is outstanding with respect to which notice has not been delivered to USNB in accordance with the terms of this Agreement specifying the applicable basis for determining the rate of interest, then for that day that Loan shall bear interest determined by reference to the Base Rate.

          Subject to the provisions of Sections 3.2(e) and 3.5, the Loans shall
                                       ---------------     ---
     bear interest through maturity as follows:

               (i)  if a Base Rate Loan, then at the sum of the Base Rate plus
                                                                          ----
          1.25% per annum; or

              (ii) if a Eurodollar Rate Loan, then at the sum of the Adjusted Eurodollar Rate plus 2.25% per annum.
                         ----

          (b) INTEREST PERIODS. In connection with each Eurodollar Rate Loan, Borrower may, pursuant to the applicable Notice of Borrowing or Notice of Conversion/Continuation, as the case may be, select an interest period (each an "INTEREST PERIOD") to be applicable to such Loan, which Interest Period shall be, at Borrower's option, either a one, two, three or six month period; provided that:
                   --------

               (i) the initial Interest Period for any Eurodollar Rate Loan shall commence on the Funding Date of such Loan, in the case of a Loan initially made as a Eurodollar Rate Loan, or on the date specified in the applicable Notice of Conversion/Continuation, in the case of a Loan converted to a Eurodollar Rate Loan;

              (ii) in the case of immediately successive Interest Periods applicable to a Eurodollar Rate Loan continued as such pursuant to a Notice of Conversion/Continuation, each successive Interest Period shall commence on the day on which the next preceding Interest Period expires;

             (iii) if an Interest Period would otherwise expire on a day that is not a Business Day, such Interest Period shall expire on the next succeeding Business Day; provided that, if any Interest Period would
                                   --------
          otherwise expire on a day that is not a Business Day but is a day of the month after which no further Business Day occurs in such month, such Interest Period shall expire on the next preceding Business Day;

              (iv) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall, subject to clause (v) of this Section 3.2(b), end on
                                                       --------------
          the last Business Day of a calendar month;

               (v) no Interest Period with respect to any Loan shall extend beyond the Maturity Date;

              (vi) no Interest Period shall extend beyond a date on which Borrower is required to make a scheduled payment of principal of the Term Loans unless the aggregate principal amount of Term Loans that are Base Rate Loans plus the aggregate principal amount of Term Loans
                              ----
          that are Eurodollar Rate Loans with Interest Periods expiring on or before such date equals or exceeds the principal amount required to be paid on the Term Loans on such date;

             (vii) there shall be no more than six (6) Interest Periods relating to Eurodollar Rate Loans outstanding at any time; and

            (viii) in the event Borrower fails to specify an Interest Period for any Eurodollar Rate Loan in the applicable Notice of Borrowing or Notice of Conversion/Continuation, Borrower shall be deemed to have selected an Interest Period of one month.

          (c) INTEREST PAYMENTS.  Subject to the provisions of Section 3.2(e),
                                                               --------------
     interest on each Loan shall be payable in arrears on and to each Interest Payment Date applicable to that Loan, upon any prepayment of that Loan (to the extent accrued on the amount being prepaid) and at maturity (including final maturity).

          (d) CONVERSION OR CONTINUATION.  Subject to the provisions of Section
                                                                        -------
     3.3, Borrower shall have the option (i) to convert at any time all or any
     ---
     part of its outstanding Term Loans or Revolving Loans equal to $500,000 and integral multiples of $500,000 in excess of that amount from Loans bearing interest at a rate determined by reference to one basis to Loans bearing interest at a rate determined by reference to an alternative basis or (ii) upon the expiration of any Interest Period applicable to a Eurodollar Rate Loan, to continue all or any portion of such Loan equal to $500,000 and integral multiples of $500,000 in excess of that amount as a Eurodollar Rate Loan, as the case may be; provided, however, that a Eurodollar Rate Loan may only be
             --------- -------
     converted into a Loan bearing interest at a rate determined by reference to an alternative basis on the expiration date of an Interest Period applicable thereto .

          Borrower shall deliver a Notice of Conversion/Continuation to USNB no later than 10:00 A.M. (Portland, Oregon time) at least one Business Day in advance of the proposed conversion/continuation date (in the case of a conversion to a Base Rate Loan), and at least three Business Days in advance of the proposed conversion/continuation date (in the case of a conversion to, or a continuation of, a Eurodollar Rate Loan). A Notice of Conversion/Continuation shall specify (i) the proposed conversion/continuation date (which shall be a Business Day), (ii) the amount of the Loan to be converted/continued, (iii) the nature of the proposed conversion/continuation, (iv) in the case of a conversion to, or a continuation of, a Eurodollar Rate Loan, the requested Interest Period, and
     (v) in the case of a conversion to, or a continuation of, a Eurodollar Rate Loan, that no Potential Event of Default or Event of Default has occurred and is continuing. In lieu of delivering the above-described Notice of Conversion/Continuation, Borrower may give USNB telephonic notice by the required time of any proposed conversion/continuation under this Section
                                                                      -------
     3.2(d); provided that such notice shall be promptly confirmed in writing by
     ------  --------
     delivery of a Notice of Conversion/Continuation to USNB on or before the proposed conversion/continuation date.

          Neither Co-Agents nor any Lender shall incur any liability to Borrower in acting upon any telephonic notice referred to above that USNB believes in good faith to have been given by a duly authorized officer or other person authorized to act on behalf of Borrower or for otherwise acting in good faith under this Section 3.2(d), and upon conversion or continuation
                           --------------
     of the applicable basis for determining the interest rate with respect to any Loans in accordance with this Agreement pursuant to any such telephonic notice Borrower shall have effected a conversion or continuation, as the case may be, hereunder.

          A Notice of Conversion/Continuation for conversion to, or continuation of, a Eurodollar Rate Loan (or telephonic notice in lieu thereof) shall be irrevocable on and after the related Interest Rate Determination Date, and Borrower shall be bound to effect a conversion or continuation in accordance therewith.

          (e) DEFAULT RATE. Upon the occurrence and during the continuation of any Event of Default, the outstanding principal amount of all Loans and, to the extent permitted by applicable law, any interest payments thereon not paid when due and any fees and other amounts then due and payable hereunder, shall thereafter bear interest (including post-petition interest in any proceeding under the Bankruptcy Code or other applicable bankruptcy laws) payable upon demand at a rate that is 2.75% per annum in excess of the interest rate otherwise payable under this Agreement with respect to the applicable Loans (or, in the case of any such fees and other amounts, at a rate which is 2.75% per annum in excess of the interest rate otherwise payable under this Agreement for Base Rate Loans; provided that, in the
                                                       --------
     case of Eurodollar Rate Loans, upon the expiration of the Interest Period in effect at the time any such increase in interest rate is effective such Eurodollar Rate Loans shall thereupon become Base Rate Loans and shall thereafter bear interest payable upon demand at a rate which is 2.75% per annum in excess of the interest rate otherwise payable under this Agreement for Base Rate Loans. Payment or acceptance of the increased rates of interest provided for in this Section 3.2(e) is not a permitted alternative
                                   --------------
     to timely payment and shall not constitute a waiver of any Event of Default or otherwise prejudice or limit any rights or remedies of Co-Agents or any Lender.

          (f) COMPUTATION OF INTEREST.  Interest on the Loans shall be computed
     (i) in the case of Base Rate Loans, on the basis of a 365-day or 366-day year, as the case may be, and (ii) in the case of Eurodollar Rate Loans, on the basis of a 360-day year, in each case for the actual number of days elapsed in the period during which it accrues. In computing interest on any Loan, the date of the making of such Loan or the first day of an Interest Period applicable to such Loan or, with respect to a Base Rate Loan being converted from a Eurodollar Rate Loan, the date of conversion of such Eurodollar Rate Loan to such Base Rate Loan shall be included, and the date of payment of such Loan or the expiration date of an Interest Period applicable to such Loan or, with respect to a Base Rate Loan being converted to a Eurodollar Rate Loan, the date of conversion of such Base Rate Loan to such Eurodollar Rate Loan shall be excluded; provided that if
                                                               --------
     a Loan is repaid on the same day on which it is made, one day's interest shall be paid on that Loan.

          3.3  PREPAYMENTS AND REDUCTIONS IN COMMITMENTS; GENERAL PROVISIONS
               -------------------------------------------------------------
               REGARDING PAYMENTS.
               ------------------

          (a)  PREPAYMENTS AND REDUCTIONS IN COMMITMENTS.

               (i)  Voluntary Prepayments.  Borrower may, upon not less than
                    ---------------------
          three Business Days' prior written or telephonic notice confirmed in writing to USNB (which notice USNB will promptly transmit by telegram, telex or telephone to each Lender), at any time and from time to time prepay any Loans in whole or in part on any Business Day in an aggregate minimum amount of $1,000,000 and integral multiples of $500,000 in excess of that amount; provided, however, that a Eurodollar Rate Loan may only be
                  --------  -------
          prepaid on the expiration of the Interest Period applicable thereto. Notice of prepayment having been given as aforesaid, the principal amount of the Loans specified in such notice shall become due and payable on the prepayment date specified therein. Any such voluntary prepayment shall be applied as specified in Section 3.3(a)(iv).
                                                      ------------------

              (ii)  Voluntary Reductions of Revolving Loan Commitments.
                    --------------------------------------------------
          Borrower may, upon not less than three Business Days' prior written or telephonic notice confirmed in writing to USNB (which notice USNB will promptly transmit by telegram, telex or telephone to each Lender), at any time following repayment in full of the Term Loans and from time to time thereafter, terminate in whole or permanently reduce in part, without premium or penalty, the Revolving Loan Commitments in an amount up to the amount by which the Revolving Loan Commitments exceed the aggregate outstanding principal amount of Revolving Loans at the time of such proposed termination or reduction plus the Set Aside Amount; provided that any such partial reduction of the Revolving Loan
                  --------
          Commitments shall be in an aggregate minimum amount of $1,000,000 and integral multiples of $500,000 in excess of that amount. Borrower's notice to USNB shall designate the date (which shall be a Business
          Day) of such termination or reduction and the amount of any partial reduction, and such termination or reduction of the Revolving Loan Commitments shall be effective on the date specified in Borrower's notice and shall reduce the Revolving Loan Commitment of each Lender proportionately to its Pro Rata Share. Notwithstanding anything to the contrary in this Agreement, the Set Aside Amount shall only be disbursed to Borrower for the payment of the cost of repair and restoration of one or more of the Projects pursuant to, and subject to the conditions contained in, Sections 1.05 and 1.14 of the Deeds of
                                       -------------     ----
          Trust.

             (iii)  Prepayments Due to Reductions or Restrictions of Revolving
                    ----------------------------------------------------------
          Loan Commitments.  Borrower shall from time to time prepay the
          ----------------
          Revolving Loans to the extent necessary so that the aggregate outstanding principal amount of the Revolving Loans shall not at any time exceed the Revolving Loan Commitments then in effect. Any such mandatory prepayments shall be applied as specified in Section
                                                                 -------
          3.3(a)(iv).
          ----------

              (iv)  Application of Prepayments.
                    --------------------------

                    (A)  Application of Voluntary Prepayments by Type of Loans
                         -----------------------------------------------------
          and Order of Maturity. Any voluntary prepayments pursuant to Section
          ---------------------                                        -------
          3.3(a)(i) shall be applied first to repay outstanding Term Loans to
          ---------
          the full extent thereof, and second to repay outstanding Revolving Loans to the full extent thereof. Any voluntary prepayments of the Term Loans pursuant to Section 3.3(a)(i) shall be applied to reduce
                                 -----------------
          the scheduled installments of principal of the Term Loans set forth in
          Section 3.1(e) in inverse order of maturity.
          --------------

               (B)  Application of Prepayments to Base Rate Loans and
                    -------------------------------------------------
          Eurodollar Rate Loans.  Considering Term Loans and Revolving Loans
          ---------------------
          being prepaid separately, any prepayment shall be applied first to Base Rate Loans to the full extent thereof before application to Eurodollar Rate Loans, in each case in a manner which minimizes the amount of any payments required to be made by Borrower pursuant to
          Section 3.4(d).
          --------------

          (b)  GENERAL PROVISIONS REGARDING PAYMENTS.

               (i) Manner and Time of Payment.  All payments by Borrower of
                   --------------------------
          principal, interest, fees and other Obligations hereunder and under the Notes shall be made in same day funds and without defense, setoff or counterclaim, free of any restriction or condition, and delivered to USNB not later than 10:00 A.M. (Portland, Oregon time) on the date due, with respect to the Revolving Loans, at its office located at 555 S.W. Oak Street, Portland, Oregon 97204, with respect to the Terms Loans, at its office located at 501 S.E. Hawthorne Boulevard, Portland, Oregon 97214, for the account of Lenders; funds received by USNB after that time on such due date shall be deemed to have been paid by Borrower on the next succeeding Business Day. Borrower hereby authorizes USNB to charge its accounts with USNB in order to cause timely payment to be made to USNB of all principal, interest, fees and expenses due hereunder (subject to sufficient funds being available in its accounts for that purpose).

              (ii)  Application of Payments to Principal and Interest.  All
                    -------------------------------------------------
          payments in respect of the principal amount of any Loan shall include payment of accrued interest on the principal amount being repaid or prepaid, and all such payments shall be applied to the payment of interest before application to principal.

             (iii)  Apportionment of Payments.  Aggregate principal and interest
                    -------------------------
          payments shall be apportioned among all out-
          standing Loans to which such payments relate, in each case proportionately to Lenders' respective Pro Rata Shares. USNB shall promptly distribute to each Lender, in same day funds, by 12:00 Noon (Portland, Oregon time) on the date of receipt thereof, at its primary address set forth below its name on the appropriate signature page hereof or at such other address as such Lender may request, its Pro Rata Share of all such payments received by USNB. Notwithstanding the foregoing provisions of this Section 3.3(b)(iii), if, pursuant to the
                                       -------------------
          provisions of Section 3.4(c), any Notice of Conversion/Continuation is
                        --------------
          withdrawn as to any Affected Lender or if any Affected Lender makes Base Rate Loans in lieu of its Pro Rata Share of any Eurodollar Rate Loans, USNB shall give effect thereto in apportioning payments received thereafter.

              (iv)  Payments on Business Days.  Whenever any payment to be made
                    -------------------------
          hereunder shall be stated to be due on a day that is not a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall be included in the computation of the payment of interest hereunder or of the commitment fees hereunder, as the case may be.


          3.4  SPECIAL PROVISIONS GOVERNING EURODOLLAR RATE LOANS.
               --------------------------------------------------

          Notwithstanding any other provision of this Agreement to the contrary, the following provisions shall govern with respect to Eurodollar Rate Loans as to the matters covered:

          (a) DETERMINATION OF APPLICABLE INTEREST RATE. As soon as practicable after 11:00 A.M. (London, England time) on each Interest Rate Determination Date, USNB shall determine (which determination shall, absent manifest error, be final, conclusive and binding upon all parties) the interest rate that shall apply to the Eurodollar Rate Loans for which an interest rate is then being determined for the applicable Interest Period and shall promptly give notice thereof (in writing or by telephone confirmed in writing) to Borrower and each Lender.

          (b) INABILITY TO DETERMINE APPLICABLE INTEREST RATE. In the event that USNB shall have determined (which determination shall be final and conclusive and binding upon all parties hereto), on any Interest Rate Determination Date with respect to any Eurodollar Rate Loans, that by reason of circumstances affecting the interbank Eurodollar market adequate and fair means do not exist for ascertaining the interest rate applicable to such Loans on the basis provided for in the definition of Adjusted Eurodollar Rate, USNB shall on such date give notice (by telecopy or by telephone confirmed in writing) to Borrower, the other Co-Agent and each Lender of such determination, whereupon (i) no Loans may be made as, or converted to, Eurodollar Rate Loans until such time as USNB notifies Borrower and Lenders that the circumstances giving rise to such notice no longer exist and (ii) any Notice of Borrowing or Notice of Conversion/Continuation given by Borrower with respect to the Loans in respect of which such determination was made shall be deemed to be rescinded by Borrower.

          (c) ILLEGALITY OR IMPRACTICABILITY OF EURODOLLAR RATE LOANS. In the event that on any date any Lender shall have determined (which determination shall be final and conclusive and binding upon all parties hereto but shall be made only after consultation with Borrower and Co-Agents) that the making, maintaining or continuation of its Eurodollar Rate Loans (i) has become unlawful as a result of compliance by such Lender in good faith with any law, treaty, governmental rule, regulation, guideline or order (or would conflict with any such treaty, governmental rule, regulation, guideline or order not having the force of law even though the failure to comply therewith would not be unlawful) or (ii) has become impracticable, or would cause such Lender material hardship, as a result of contingencies occurring after the date of this Agreement which materially and adversely affect the interbank Eurodollar market or the position of such Lender in that market, then, and in any such event, such Lender shall be an "AFFECTED LENDER" and it shall on that day give notice (by telecopy or by telephone confirmed in writing) to Borrower and Co-Agents of such determination (which notice the Co-Agents shall promptly transmit to each other Lender). Thereafter (A) the obligation of the Affected Lender to make Loans as, or to convert Loans to, Eurodollar Rate Loans, as the case may be, shall be suspended until such notice shall be withdrawn by the Affected Lender, (B) to the extent such determination by the Affected Lender relates to a Eurodollar Rate Loan then being requested by Borrower pursuant to a Notice of Borrowing or a Notice of Conversion/Continuation, the Affected Lender shall make such Loan as (or convert such Loan to, as the case may
     be) a Base Rate Loan, (C) the Affected Lender's obligation to maintain its outstanding Eurodollar Rate Loans (the "AFFECTED LOANS") shall be terminated at the earlier to occur of the expiration of the Interest Period then in effect with respect to the Affected Loans or when required by law, and (D) the Affected Loans shall automatically convert into Base Rate Loans on the date of such termination. Notwithstanding the foregoing, to the extent a determination by an Affected Lender as described above relates to a Eurodollar Rate Loan then being requested by Borrower pursuant to a Notice of Borrowing or a Notice of Conversion/Continuation, Borrower shall have the option, subject to the provisions of Section 3.4(d), to rescind
                                                   --------------
     such Notice of Borrowing or Notice of Conversion/Continuation as to all Lenders by giving notice (by telecopy or by telephone confirmed in writing) to Co-Agents of such rescission on the date on which the Affected Lender gives notice of its determination as described above (which notice of rescission Co-Agents shall promptly transmit to each other Lender). Except as provided in the immediately preceding sentence, nothing in this Section 3.4(c) shall affect
                                                     --------------
     the obligation of any Lender other than an Affected Lender to make or maintain Loans as, or to convert Loans to, Eurodollar Rate Loans in accordance with the terms of this Agreement.

          (d) COMPENSATION FOR BREAKAGE OR NON-COMMENCEMENT OF INTEREST PERIODS. Borrower shall compensate each Lender, upon written request by that Lender (which request shall set forth the basis for requesting such amounts), for all reasonable losses, expenses and liabilities (including, without limitation, any interest paid by that Lender to lenders of funds borrowed by it to make or carry its Eurodollar Rate Loans and any loss, expense or liability sustained by that Lender in connection with the liquidation or re-employment of such funds) which that Lender may sustain:
     (i) if for any reason (other than a default by that Lender) a borrowing of any Eurodollar Rate Loan does not occur on a date specified therefor in a Notice of Borrowing or a telephonic request for borrowing, or a conversion to or continuation of any Eurodollar Rate Loan does not occur on a date specified therefor in a Notice of Conversion/Continuation or a telephonic request for conversion or continuation, (ii) if any prepayment or conversion of any of its Eurodollar Rate Loans occurs on a date that is not the last day of an Interest Period applicable to that Loan, (iii) if any prepayment of any of its Eurodollar Rate Loans is not made on any date specified in a notice of prepayment given by Borrower, or (iv) as a consequence of any other default by Borrower to repay its Eurodollar Rate Loans when required by the terms of this Agreement.

          (e) BOOKING OF EURODOLLAR RATE LOANS. Any Lender may make, carry or transfer Eurodollar Rate Loans at, to, or for the account of any of its branch offices or the office of an Affiliate of that Lender.

          (f) ASSUMPTIONS CONCERNING FUNDING OF EURODOLLAR RATE LOANS. Calculation of all amounts payable to a Lender under this Section 3.4 and
                                                               -----------
     under Section 3.5(a) shall be made as though that Lender had actually
           --------------
     funded each of its relevant Eurodollar Rate Loans through the purchase of a Eurodollar deposit bearing interest at the rate obtained pursuant to clause
     (a) of the definition of Adjusted Eurodollar Rate in an amount equal to the amount of such Eurodollar Rate Loan and having a maturity comparable to the relevant Interest Period and through the transfer of such Eurodollar deposit from an offshore office of that Lender to a domestic office of that Lender in the United States of America; provided, however,
                                             --------  -------
     that each Lender may fund each of its Eurodollar Rate Loans in any manner it sees fit and the foregoing assumptions shall be utilized only for the purposes of calculating amounts payable under this Section 3.4 and under
                                                        -----------
     Section 3.5(a).
     --------------

          (g) EURODOLLAR RATE LOANS AFTER DEFAULT. After the occurrence of and during the continuation of a Potential Event of Default or an Event of Default, (i) Borrower may not elect to have a Loan be made or maintained as, or converted to, a Eurodollar Rate Loan after the expiration of any Interest Period then in effect for that Loan and (ii) subject to the provisions of Section 3.4(d), any Notice of Borrowing or Notice of
                   --------------
     Conversion/Continuation given by Borrower with respect to a requested borrowing or conversion/continuation that has not yet occurred shall be deemed to be rescinded by Borrower.

          3.5  INCREASED COSTS; TAXES; CAPITAL ADEQUACY.
               ----------------------------------------

          (a) COMPENSATION FOR INCREASED COSTS AND TAXES. In the event that any Lender shall determine (which determination shall, absent manifest error, be final and conclusive and binding upon all parties hereto) that any law, treaty or governmental rule, regulation or order, or any change therein or in the interpretation, administration or application thereof (including the introduction of any new law, treaty or governmental rule, regulation or order), or any determination of a court or governmental authority, in each case that becomes effective after the date hereof, or compliance by such Lender with any guideline, request or directive issued or made after the date hereof by any central bank or other governmental or quasi-governmental authority (whether or not having the force of law):

               (i) subjects such Lender (or its applicable lending office) to any additional Tax (other than any Tax on the overall net income of such Lender) with respect to this Agreement or any of the Loans or any of its obligations hereunder, or changes the basis of taxation of payments to such Lender (or its applicable lending office) of principal, interest, fees or any other amount payable hereunder (except for changes in the rate of Tax on the overall net income of such Lender or its applicable lending office);

              (ii) imposes, modifies or holds applicable any reserve (including without limitation any marginal, emergency, supplemental, special or other reserve), special deposit, compulsory loan, FDIC insurance or similar requirement against assets held by, or deposits or other liabilities in or for the account of, or advances or loans by, or other credit extended by, or any other acquisition of funds by, any office of such Lender

         (other than any such reserve or other requirements with respect to Eurodollar Rate Loans that are reflected in the definition of; or

             (iii) imposes any other condition on or affecting such Lender (or its applicable lending office) or its obligations hereunder, the interbank Eurodollar market;

     and the result of any of the foregoing is to increase the cost to such Lender of agreeing to make, making or maintaining Loans hereunder or to reduce any amount received or receivable by such Lender (or its applicable lending office) with respect thereto; then, in any such case, Borrower shall promptly pay to such Lender, upon demand, such additional amount or amounts (in the form of an increased rate of, or a different method of calculating, interest or otherwise as such Lender in its sole discretion shall determine) as may be necessary to compensate such Lender on an after-tax basis for any such increased cost or reduction in amounts received or receivable hereunder. Such Lender shall deliver to Borrower a written statement, setting forth in reasonable detail the basis for calculating the additional amounts owed to such Lender under this Section 3.5(a), which
                                                       --------------
     statement shall be conclusive and binding upon all parties hereto absent manifest error.

          (b)  WITHHOLDING OF TAXES.

               (i)  Payments to Be Free and Clear.  All sums payable by Borrower
                    -----------------------------
          under this Agreement and the other Loan Documents shall be paid free and clear of and (except to the extent required by law) without any deduction or withholding on account of any Tax imposed, levied, collected, withheld or assessed by or within the United States of America or any political subdivision in or of the United States of America or any other jurisdiction from or to which a payment is made by or on behalf of Borrower or by any federation or organization of which the United States of America or any such jurisdiction is a member at the time of payment.

              (ii)  Grossing-up of Payments.  If Borrower or any other Person is
                    -----------------------
          required by law to make any deduction or withholding on account of any such Tax from any sum paid or payable by Borrower to any Co-Agent or any Lender under any of the Loan Documents:

                    (A) Borrower shall notify Co-Agents of any such requirement or any change in any such requirement as soon as Borrower becomes aware of it (which notice Co-Agents shall promptly transmit to each other Lender);

                    (B) Borrower shall pay any such Tax before the date on which penalties attach thereto, such payment to be made (if the liability to pay is imposed on Borrower) for its own account or (if that liability is imposed on any Co-Agent or any Lender, as the case may be) on behalf of and in the name of such Co-Agent or such Lender;

                    (C) the sum payable by Borrower in respect of which the relevant deduction, withholding or payment is required shall be increased to the extent necessary to ensure that, after the making of that deduction, withholding or payment, such Co-Agent or such Lender, as the case may be, receives on the due date and retains (free from any liability in respect of any such deduction, withholding or payment) a net sum equal to what it would have received and so retained had no such deduction, withholding or payment been required or made; and

                    (D) within 30 days after paying any sum from which it is required by law to make any deduction or withholding, and within 30 days after the due date of payment of any Tax which it is required by clause (b) above to pay, Borrower shall deliver to the applicable Co-Agent or Lender evidence satisfactory to the other affected parties of such deduction, withholding or payment and of the remittance thereof to the relevant taxing or other authority.

             (iii)  U.S. Tax Certificates.  Each Lender that is organized under
                    ---------------------
          the laws of any jurisdiction other than the United States or any state or other political subdivision thereof shall deliver to Co-Agents for transmission to Borrower, on or prior to the Effective Date (in the case of each Lender listed on the signature pages hereof) or on the date of the Assignment and Acceptance pursuant to which it becomes a Lender (in the case of each other Lender), and, provided such Lender is able to so do, at such other times as may be necessary in the determination of Borrower or any Co-Agent (each in the reasonable exercise of its discretion), such certificates, documents or other evidence, properly completed and duly executed by such Lender (including, without limitation, Internal Revenue Service Form 1001 or Form 4224 or any other certificate or statement of exemption required by Treasury Regulations Section 1.1441-4(a) or Section 1.1441-6(c) or any successor thereto) to establish that such Lender is not subject to deduction or withholding of United States federal income tax under
          Section 1441 or 1442 of the Internal Revenue Code or otherwise (or under any comparable provisions of any successor statute) with respect to any payments to such Lender of principal, interest, fees or other amounts payable under any of the Loan Documents. If following the delivery by a Lender of such certificates, documents or other evidence on the Effective Date or on the date of an Assignment or Acceptance (as applicable), due to a change in law or any other circumstance, such Lender is no longer able to establish such Lender is not subject to deduction or withholding of United States federal income tax as provided in the preceding sentence, all payments thereafter to such Lender shall be calculated in accordance with the provisions of Section 3.5(b)(ii).
                                 ------------------

          (c) CAPITAL ADEQUACY ADJUSTMENT. If any Lender shall have determined that the adoption, effectiveness, phase-in or applicability of any law, rule or regulation (or any provision thereof) regarding capital adequacy, or any change therein or in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Lender (or its applicable lending office) with any guideline, request or directive regarding capital adequacy (whether or not having the force of law) of any such governmental authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on the capital of such Lender or any corporation controlling such Lender as a consequence of, or with reference to, such Lender's Loans or Commitments or other obligations hereunder to a level below that which such Lender or such controlling corporation could have achieved but for such adoption, effectiveness, phase-in, applicability, change or compliance (taking into consideration the policies of such Lender or such controlling corporation with regard to capital adequacy), then from time to time, within five Business Days after demand by such Lender (with a copy of such demand to Co-Agents), Borrower shall pay to such Lender such additional amount or amounts as will compensate such Lender or such controlling corporation on an after-tax basis for such reduction. Each Lender, upon determining in good faith that any additional amounts will be payable pursuant to this Section 3.5(c),
                                                             --------------
     will give prompt written notice thereof to Borrower, which notice shall set forth the basis of the calculation of such additional amounts, although the failure to give any such notice shall not release or diminish any of Borrower's obligations to pay additional amounts under this Section 3.5(c).
                                                                 --------------

          3.6  [Intentionally Omitted].

          3.7  SECURITY.  Payment of the Notes are and shall remain secured
               --------
by the following:

               (a) the Deeds of Trust;

               (b) the Assignments of Agreements;

               (c) the Assignment of Management Agreement;

               (d) the Assignments of Personal Property Leases;

               (e) the Assignment of Purchase Agreements;

               (f) the Fixture Filings; and

               (g) the Financing Statements.

          3.8  REIMBURSEMENT OF EXPENSES.  It is agreed that if the
               -------------------------
transactions contemplated hereby do not close on or before the Termination Date for any reason other than a default by Co-Agents or Lenders hereunder, Co-Agents shall be entitled to reimbursement for any and all expenses, charges, costs and fees incurred or payable by Co-Agents in connection with this Agreement or the Original Credit Agreement and accruing prior to the Termination Date (including, without limitation, fees of any consultants, attorneys' fees, printing, photostating and duplicating expenses and air freight charges), in full, immediately upon demand therefor, as liquidated damages.

          3.9  STANDBY FEE.  In addition to all other amounts due hereunder,
               -----------
Borrower shall pay USNB for distribution to each Lender in proportion to that Lender's ratable share of the Revolving Loan Commitments, for each day as to which the outstanding Revolving Loans are less than the aggregate Revolving Loan Commitments, an amount equal to one quarter of one percent (0.25%) per annum (computed on the basis of a 360-day year and the actual number of days elapsed) times the difference between the aggregate Revolving Loan Commitments and the aggregate amount of all outstanding Revolving Loans (the "STANDBY FEE"). The Standby Fee shall be payable quarterly on June 30, September 30, December 31, and March 31 of each year.

          3.10 USE OF PROCEEDS.  The proceeds of the Revolving Loans shall be
               ---------------
used for general partnership purposes to the extent such purposes do not cause a breach of any of the covenants set forth in Article VI hereof.


                                   ARTICLE IV

                        WITHDRAWALS FROM BORROWING BASE
                        -------------------------------

          4.1  WITHDRAWALS FROM BORROWING BASE.  Borrower shall be entitled
               -------------------------------
to withdraw a Project from the Borrowing Base upon the satisfaction of all of the following conditions:

               (a) At least thirty (30) days prior to the withdrawal, Co-Agents shall have received a Request for Deletion duly executed by Borrower and such financial information as Co-Agents shall reasonably request in order to calculate the Withdrawal Amount;

               (b) There shall be no Event of Default or Potential Event of Default hereunder or under any of the Loan Documents other than Events of Defaults or Potential Events of Default relating solely to the Project being withdrawn;

               (c) Borrower shall have prepaid the Term Loans or, if the Terms Loans shall have been repaid in full, Borrower shall have prepaid the Revolving Notes or permanently reduced the Revolving Loan Commitments, in each instance by an amount equal to the Withdrawal Amount and shall have paid all accrued, but unpaid, interest on the amount prepaid and all other sums then due and payable under the Loan Documents;

               (d) Borrower shall have delivered to Co-Agents such documents as Co-Agents may require to reflect the withdrawal of the applicable Project from the Borrowing Base; and

               (e) Co-Agents shall have received such other documents or information as Co-Agents may reasonably require.

          4.2  REDUCTION OF COMMITMENT AMOUNT UPON WITHDRAWALS.  Upon the
               -----------------------------------------------
occurrence of any withdrawal pursuant to Section 4.1, the Term Loan Commitments
                                         -----------
or the Revolving Loan Commitments, as determined in accordance with Section
                                                                    -------
4.1(c), shall be permanently reduced by an amount equal to the Withdrawal
- ------
Amount.


                                   ARTICLE V

                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------

          5.1  CONSIDERATION.  As an inducement to Lenders to execute this
               -------------
Agreement, to maintain all outstanding Loans and to make new Revolving Loans, Borrower represents and warrants to Co-Agents and each Lender that the following statements set forth in this Article V are true, correct and complete as of the date hereof.

          5.2  ORGANIZATION, POWERS AND GOOD STANDING.
               --------------------------------------

               (a) ORGANIZATION AND POWERS. Borrower is a partnership, duly organized and validly existing under the laws of the State of Delaware. Borrower and the General Partner have all requisite partnership or corporate, as applicable, power and authority and rights to own and operate their respective properties, to carry on their respective businesses as now conducted and as proposed to be conducted, and to enter into and perform this Agreement and the other Loan Documents. The address of the Borrower's chief executive office and principal place of business is 4001 Main Street, Vancouver, Washington 98663.

               (b) GOOD STANDING. Borrower has made all filings and is in good standing in the state of its formation and in each other jurisdiction in which the character of the property it owns or the nature of the business it transacts makes such filings necessary or where the failure to make such filings could have a materially adverse effect on the business, operations, assets or condition (financial or otherwise) of Borrower.

               (c) NONFOREIGN STATUS. Borrower is not a "foreign corporation," "foreign partnership," "foreign trust," or "foreign estate," as those terms are defined in the Internal Revenue Code and the regulations promulgated thereunder. Borrower's U.S. employer identification number is as set forth in the Certificate of Nonforeign Status.

          5.3  AUTHORIZATION OF LOAN DOCUMENTS.
               -------------------------------

               (a) AUTHORIZATION. The execution, delivery and performance of the Loan Documents by Borrower is within Borrower's powers and has been duly authorized by all necessary action by Borrower and by the General Partner.

               (b) NO CONFLICT. The execution, delivery and performance of the Loan Documents by Borrower will not violate (i) Borrower's Partnership Agreement; (ii) any material legal requirement affecting Borrower or the General Partner, or any of their respective properties, or (iii) any material agreement to which Borrower or the General Partner is bound or to which either is a party and will not result in or require the creation (except as provided in or contemplated by this Agreement) of any lien upon any of such properties.

               (c) GOVERNMENTAL AND PRIVATE APPROVALS. Borrower possesses all governmental or regulatory orders, consents, permits, authorizations and approvals (and the same are in full force and effect) required for the use, occupancy and operation of the Projects except where the failure to possess the same would not have a materially adverse effect on the use, occupancy or operation of any Project. Borrower is not required to obtain any additional governmental or regulatory actions, filings or registrations with respect to any Project or any approvals, authorizations or consents of any trustee or holder of any Indebtedness or other obligation of Borrower or the General Partner except where the failure to do so would not have a materially adverse effect on the due execution, delivery and performance by Borrower of the Loan Documents.

               (d) BINDING OBLIGATIONS. This Agreement and the other Loan Documents have been duly executed by the parties named as signatories thereon and are legally valid and binding obligations of said parties, enforceable against said parties in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and by general principles of equity.

          5.4  NO MATERIAL DEFAULTS.  There exists no material violation of
               --------------------
or material default by Borrower or the General Partner, and to the best knowledge of Borrower, no Potential Event of Default, with respect to (a) the terms of any instrument evidencing or securing any Indebtedness secured by any Project (b) any lease or other agreement affecting any Project to which Borrower or the General Partner is a party or is bound, (c) any license, permit, statute, ordinance, law, judgment, order, writ, injunction, decree, rule or regulation of any governmental authority, or any determination or award of any arbitrator to which Borrower or the General may be bound, or (d) any mortgage, instrument, agreement or document by which Borrower or the General Partner, or any of their properties, is bound: (A) which involves any Loan Document, (B) which involves any Project and is not adequately covered by insurance, (C) which might materially and adversely affect the ability of Borrower or the General Partner to perform their respective obligations under any of the Loan Documents or the ability of Borrower or the General Partner to perform their respective obligations under any other material instrument, agreement or document to which they are a party, (D) which might adversely affect the priority of the liens created by this Agreement or any of the Loan Documents or (E) which could materially and adversely affect the Reappraised Value of any Project.

          5.5  LITIGATION; ADVERSE FACTS.  There is no action, suit,
               -------------------------
investigation, proceeding or arbitration (whether or not purportedly on behalf of Borrower or the General Partner), at law or in equity or before or by any foreign or domestic court or other governmental entity (a "Legal Action"), pending or, to the knowledge of Borrower, threatened against or affecting Borrower or the General Partner, or any of their respective assets which could reasonably be expected to result in any material adverse change in the business, operations, assets (including any Project or condition (financial or otherwise) of Borrower or the General Partner, or would materially and adversely affect Borrower's or the General Partner's ability to perform their respective obligations under the Loan Documents. There is no basis known to Borrower for any such action, suit or proceeding. Neither Borrower nor the General Partner is
(a) in violation of any applicable law which violation materially and adversely affects or may materially and adversely affect the business, operations, assets (including any Project) or condition (financial or otherwise) of Borrower or the General Partner, (b) subject to, or in default with respect to, any other legal requirement that would have a materially adverse effect on the business, operations, assets (including any Project) or condition (financial or otherwise) of Borrower or the General Partner, or (c) in default with respect to any material agreement to which Borrower or the General Partner is a party or to which either is bound. There is no Legal Action pending or, to the knowledge of Borrower, threatened against or affecting Borrower or the General Partner questioning the validity or the enforceability of this Agreement or any of the other Loan Documents.

          5.6  TITLE TO PROPERTIES; LIENS.  Borrower has good, sufficient and
               --------------------------
legal title to all properties and assets reflected in its most recent balance sheet delivered to Co-Agents, except for assets disposed of in the ordinary course of business since the date of such balance sheet. All of Borrower's properties are free and clear of liens, except as disclosed in writing to Co-Agents. Borrower is the sole owner of, and has good and marketable title to, the fee interest (or leasehold, as applicable) in each Project, all other real property described in the applicable Deed of Trust free from any adverse lien, security interest or encumbrance of any kind whatsoever, excepting only (a) liens and security interests in favor of Co-Agents, and (b) other matters which have been approved in writing by Co-Agents.

          5.7  DISCLOSURE.  There is no fact known to Borrower which materially
               ----------
and adversely affects the business, operations, assets or condition (financial or otherwise) of Borrower or the General Partner which has not been disclosed in this Agreement or in other documents, certificates and written statements furnished to Co-Agents in connection herewith.

          5.8  PAYMENT OF TAXES.  All tax returns and reports of Borrower and
               ----------------
the General Partner required to be filed by them have been timely filed, and all taxes, assessments, fees and other governmental charges upon Borrower and the General Partner, and upon their respective properties, assets, income and franchises which are due and payable have been paid when due and payable. Borrower knows of no proposed tax assessment against it or the General Partner that would be material to the condition (financial or otherwise) of Borrower or the General Partner and neither Borrower nor the General Partner has contracted with any government entity in connection with taxes.

          5.9  SECURITIES ACTIVITIES.  Neither Borrower nor the General
               ---------------------
Partner is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying any Margin Stock and not more than twenty-five percent (25%) of the value of Borrower's or the General Partner's assets consists of such Margin Stock. No part of the proceeds of the Term Loans or Revolving Loans will be used to purchase or carry any Margin Stock or to extend credit to others for that purpose or for any other purpose that violates the provisions of Regulations U or X of said Board of Governors.

          5.10 GOVERNMENT REGULATIONS.  Neither Borrower nor the General
               ----------------------
Partner is subject to regulation under the Investment Company Act of 1940, the Federal Power Act, the Public Utility Holding Company Act of 1935, the Interstate Commerce Act or to any federal or state statute or regulation limiting its ability in incur indebtedness for money borrowed.

          5.11 RIGHTS TO PROJECT AGREEMENTS, PERMITS AND LICENSES.  Borrower
               --------------------------------------------------
is the true owner of all rights in and to all existing agreements, permits and licenses relating to the Projects, is the true owner of all existing agreements, permits and licenses relating to its assets and Borrower will be the true owner of all rights in and to all future agreements, permits and licenses relating to such Projects and assets. Borrower's interest in all such agreements, permits and licenses is not subject to any present claim (other than under the Loan Documents), set-off or deduction other than in the ordinary course of business.

          5.12 UTILITIES AND ACCESS.  Telephone services, gas, electric
               --------------------
power, storm sewers, sanitary sewer, potable water facilities and all other utilities and services necessary for the use, operation and maintenance of each Project are available to such Project, are adequate to serve such Project and are not subject to any conditions limiting the use of such utilities, other than normal charges to the utility supplier. All streets and easements necessary for the operation and maintenance of each Project are available to the boundaries of such Project.

          5.13 COMPLIANCE WITH LAWS.  Each Project, and the uses to which
               --------------------
such Project is and will be put, comply fully with all applicable laws and restrictive covenants.

          5.14 FINANCIAL CONDITION.  The financial statements and all
               -------------------
financial data delivered to Co-Agents in connection with the transactions contemplated by this Agreement and/or relating to Borrower or the General Partner are true, correct and complete in all material respects. Such financial statements comply with the requirements of Section 6.2 and fairly present the
                                           -----------
financial position of the parties who are the subject thereof as of the date thereof. No material adverse change has occurred in such financial position, and, except for the Commitments, no borrowings have been made by Borrower which are secured by, or might give rise to, a lien or claim against any Project, the proceeds of the Term Loans or Revolving Loans or other assets of Borrower.

          5.15 PERSONAL PROPERTY.  Borrower is now and shall continue to be
               -----------------
the sole owner or lessee of the Collateral free from any adverse lien, security interest or adverse claim of any kind whatsoever, except for liens or security interests in favor of Co-Agents and Subordinate Lenders.

          5.16 NO CONDEMNATION.  No condemnation proceedings or moratorium is
               ---------------
pending or, to Borrower's knowledge, threatened against any Project which would impair the use, occupancy or full operation of such Project in any manner whatsoever.

          5.17 HAZARDOUS MATERIALS.  To the best knowledge of Borrower, after
               -------------------
due investigation, none of the Projects contains (a) asbestos in any form which is or could become friable, except as disclosed in the O&M Report; (b) urea formaldehyde foam insulation; (c) transformers or other equipment which contain dielectric fluid containing levels of polychlorinated biphenyls in excess of fifty (50) parts per million; (d) any other chemical, material, or substance exposure to which is prohibited, limited or regulated by any Governmental Authority or may or could pose a hazard to the health and safety of the occupants of such Project or the owners of property adjacent to such Project. Neither Borrower nor any of its agents has stored or caused to be stored upon or in any Project any of the equipment or substances described in subsections (a) through (d) of this Section 5.17, nor, to the best of Borrower's knowledge,
                    ------------
based upon due investigation, have any of Borrower's predecessors-in-interest stored or caused to be stored any such substance upon or in any Project. Borrower agrees to submit, if requested by Co-Agents, a report, satisfactory to Co-Agents in its sole and absolute discretion, prepared by a consultant approved by Co-Agents, certifying as to any Project that such Project is not now being used nor has it been used in the past for any activities involving, directly or indirectly, the use, generation, treatment, storage or disposal of any hazardous or toxic chemical, material, substance or wastes. Borrower hereby grants to Co-Agents, its agents, employees, consultants and contractors the right to enter upon each Project and to perform such tests and investigations as Co-Agents shall deem necessary or advisable with respect to any such substances described in this Section 5.17.
        ------------

          5.18 GROUND LEASES.  With respect to any Project that is subject to
               -------------
a Ground Lease, to Borrower's best knowledge: (a) said Ground Lease has not been modified, changed, altered or amended in any material respect except as otherwise disclosed to Co-Agents, and said Ground Lease is in full force and effect; and (b) no party to said Ground Lease is in default in any material respect thereunder and no event has occurred which, with the giving of notice or passage of time, or both, would constitute such a default.

          5.19 TENANT LEASES.  To Borrower's best knowledge, all Tenant
               -------------
Leases are in full force and affect and no Affiliate is a Tenant under any Tenant Lease.

          5.20 MAJOR PERSONAL PROPERTY LEASES.  To Borrower's best knowledge:
               ------------------------------
(a) no existing Major Personal Property Lease has been modified, changed, altered or amended in any material respect except as otherwise disclosed to Co-Agents, and each existing Major Personal Property Lease is in full force and effect; and (b) no party to any existing Major Personal Property Lease is in default in any material respect thereunder and no event has occurred which, with the giving of notice or passage of time, or both, would con stitute such a default.

          5.21 MANAGEMENT AGREEMENT.  The Management Agreement is in full force
               --------------------
and effect, has not been amended except as otherwise disclosed in writing to Co-Agents and no party is in default in any material respect thereunder and no event has occurred which, with the giving of notice or passage of time, or both, would constitute such a default.

          5.22 EMPLOYEE BENEFIT PLANS.  Borrower has no employees, is not
               ----------------------
subject to the provisions of ERISA and has no ERISA Affiliates.

          5.23 LIQUOR LICENSES.  Borrower has made all necessary arrangements
               ---------------
to acquire, on or before the recording of the Deeds of Trust, all liquor licenses necessary for the on-sale and off-sale of alcoholic beverages from and in each Project.

          5.24 OTHER LOAN DOCUMENTS.  All of the representations and
               --------------------
warranties of Borrower and the General Partner contained in the other Loan Documents are true and correct in all material respects.


                                   ARTICLE VI

                             COVENANTS OF BORROWER
                             ---------------------

          6.1  CONSIDERATION.  As an inducement to Lenders to execute this
               -------------
Agreement, to maintain all outstanding Loans and to make new Revolving Loans, Borrower hereby makes each of the covenants set forth in this Article VI. Borrower covenants and agrees that, so long as any of the Revolving Loan Commitments or the Term Loan Commitments shall be in effect and until payment in full of all amounts due under the Notes and all other Loan Documents, unless the Requisite Lenders shall otherwise give their prior written consent, Borrower shall perform all covenants in this Article VI.

          6.2  FINANCIAL STATEMENTS AND OTHER REPORTS.  Borrower will
               --------------------------------------
maintain a system of accounting established and administered in accordance with sound business practices to permit preparation of financial statements in conformity with the Uniform System. Borrower will deliver to each Lender:

               (a) As soon as practicable and in any event within thirty (30) days after the end of each fiscal month, (i) balance sheets of Borrower as at the end of such period and the related statements of income of Borrower, for such fiscal month and for the year-to-date, setting forth in each case in comparative form the figures for the corresponding periods of the previous year, (ii) a schedule of the average daily occupancy rate for that month and the year-to-date for each Project, setting forth in each case in comparative form the figures for corresponding periods of the previous year, and (iii) a schedule of average daily room rates for each Project for that month and the year-to- date, setting forth in each case in comparative form the figures for the corresponding period of the previous year, all of which shall be prepared in reasonable detail and shall fairly present the financial condition of Borrower as at the dates indicated and the results of its operations for the periods indicated, subject to changes resulting from audit and normal year-end adjustments.

               (b) As soon as practicable, and in any event within one hundred twenty (120) days after the end of each fiscal year of Borrower, balance sheets of Borrower as at the end of such year and the related statements of income and cash flow of Borrower, for such fiscal year, setting forth in each case, in comparative form the figures for the previous year, all in reasonable detail and prepared in accordance with the Uniform System, consistently applied, and accompanied by a report thereon of Arthur Andersen & Co. or other independent certified public accountants of recognized national standing selected by Borrower and satisfactory to the Requisite Lenders, which report shall be unqualified as to going concern and scope of audit and shall state that such financial statements present fairly the financial position of Borrower, as at the dates indicated and the results of its operations and cash flows for the periods indicated in conformity with accounting principles applied on a basis consistent with prior years (except as otherwise stated therein).

               (c) Together with each delivery of financial statements of Borrower pursuant to subsection (b) above, a duly executed Compliance Certificate.

               (d) Promptly upon their becoming available, copies of (i) all financial statements, reports, notices, and proxy statements sent or made available generally by Borrower or its constituent partners to their respective security holders, (ii) all regular and periodic reports and all registration statements filed by Borrower or its constituent partners with any securities exchange or with the Securities and Exchange Commission or any governmental authority succeeding to any of its functions, and (iii) all press releases and other statements made available generally by Borrower or its constituent partners to the public concerning material developments relating to or affecting the Project or the business of Borrower or its constituent partners.

               (e) Promptly upon receipt thereof, copies of all reports submitted to Borrower by independent public accountants in connection with each annual and, to the extent undertaken, interim or special audit of the financial statements of Borrower made by such accountants.

               (f) Promptly upon the General Partner obtaining knowledge (i) of any condition or event which constitutes an Event of Default or Potential Event of Default hereunder, (ii) that any Person has given any notice to Borrower or taken any other action with respect to a claimed default or event or condition of the type referred to in Sections 7.1(a)(iii), (iv),
                                                  ---------------------------
    (vi), (xi) or (xii), (xv) or (xvi) or of a material adverse change in the
    ----------------------------------
    business operations, properties, assets or condition (financial or otherwise) of Borrower, a certificate specifying the nature and period of existence of any such condition or event, or specifying the notice given or action taken by such Person and the nature of such claimed default, Event of Default, Potential Event of Default, event or condition, and what action Borrower, has taken, is taking and proposes to take with respect thereto.

               (g) Promptly upon the General Partner obtaining knowledge of (i) the institution of, or threat of, any action, suit, proceeding, governmental investigation or arbitration which is not covered by insurance and which is instituted by or against Borrower or the General Partner or any of their respective property, in an amount in excess of Five Hundred Thousand Dollars ($500,000) and which has not been previously disclosed by Borrower to Lenders, or (ii) any material development in any such action, suit, proceeding, governmental investigation or arbitration, which, in either case, if adversely determined, might materially and adversely affect the business, operations, properties, assets or condition (financial or otherwise) of Borrower or the General Partner, a certificate describing the same, together with such other information as may be reasonably available to it to enable Lenders and their counsel to evaluate such matters.

               (h) If Borrower hereafter becomes subject to the provisions of ERISA or has ERISA Affiliates, promptly upon becoming aware of the occurrence of any (i) Termination Event, or (ii) "prohibited transaction," as such term is defined in Section 4975 of the Internal Revenue Code, in connection with any Pension Plan or any trust created thereunder, a written notice specifying the nature thereof, what action Borrower has taken, is taking or proposes to take with respect thereto, and, when known, any action taken or threatened by the Internal Revenue Service or the Pension Benefit Guaranty Corporation with respect thereto.

               (i) If Borrower hereafter becomes subject to the provisions of ERISA or has ERISA Affiliates, with reasonable promptness copies of (i) all notices received by Borrower or its ERISA Affiliates (if any) of the Pension Benefit Guaranty Corporation's intent to terminate any Pension Plan or to have a trustee appointed to administer any Pension Plan; (ii) each Schedule B (Actuarial Information) to the annual report (Form 5500 Series) filed by Borrower or any of its ERISA Affiliates with the Internal Revenue Service with respect to each Pension Plan; and
    (iii) all notices received by Borrower or any of its ERISA Affiliates from a Multiemployer Plan sponsor concerning the imposition or amount of withdrawal liability pursuant to Section 4202 of ERISA in excess of Five Hundred Thousand Dollars ($500,000).

               (j) Promptly after any Lender's request, copies of all annual operating reports, budgets, financial statements and other documents and reports submitted to Borrower pursuant to the Management Agreement and not previously delivered to Lenders.

               (k) With reasonable promptness, such other information and data with respect to Borrower, as, from time to time, may be reasonably requested by any Lender.

          6.3  EXISTENCE, ETC.  Borrower will at all times preserve and keep,
               --------------
in full force and effect, its respective partnership existence and rights material to its business.

          6.4  PAYMENT OF TAXES AND CLAIMS; TAX CONSOLIDATION.  Borrower will
               ----------------------------------------------
pay all taxes, assessments and other governmental charges imposed upon it or any of its properties or assets or in respect of any of its franchises, business, income or property before any penalty or interest accrues thereon, and all claims (including, without limitation, claims for labor, services, materials and supplies) for sums which have become due and payable and which by law have or may become a lien upon any of its properties or assets, prior to the time when any penalty or fine shall be incurred with respect thereto; provided that no such charge or claim need be paid if being contested in good faith by appropriate proceedings promptly instituted and diligently conducted and if Borrower complies with Section 1.08(d) of the Deeds of Trust.
                       ---------------

          6.5  MAINTENANCE OF PROPERTIES; INSURANCE.  Borrower will maintain
               ------------------------------------
or cause to be maintained in good repair, working order and condition all material properties used or useful in the business of Borrower and from time to time will make or cause to be made all appropriate repairs, renewals and replacements thereof. Borrower will maintain or cause to be maintained continuously in effect until repayment of the Notes in full, policies of insurance in form and amounts and issued by companies, associations or organizations reasonably satisfactory to Co-Agents and covering such casualties, risks, perils, liabilities and other hazards reasonably required by Co-Agents. All required insurance policies covering any Project shall expressly protect or recognize Co-Agents' interest as required by Co-Agents; shall contain an endorsement or agreement by the insurer that any loss shall be payable in accordance with the terms of such policy notwithstanding any act or negligence of Borrower or any party holding under Borrower which might otherwise result in forfeiture of said insurance; and shall contain the agreement of the insurer waiving all rights of setoff, counterclaim or deductions against Borrower. All original policies, copies certified as true, complete and correct by Borrower, or certificates evidencing such insurance policies, and endorsements and renewals thereof shall be delivered to and retained by Co-Agents unless Requisite Lenders waive this requirement in writing; provided that, in all instances, Borrower shall provide Co-Agents access to such policies and shall cooperate with Co-Agents in the review of any such policies. Until repayment of the Notes in full, Borrower shall also provide, or cause to be provided, from time to time at the written request of Co-Agents, but not more often than once annually, satisfactory evidence of the insurable value of all Projects.

          6.6  INSPECTION.  Borrower will permit any authorized
               ----------
representatives designated by any Lender to visit and inspect any of the Projects, including the financial and accounting records of said Project, and to make copies and take extracts therefrom, and to discuss the affairs, finances and accounts of said Project with the Manager of said Project (and its employees) and the independent public accountants, all upon reasonable notice and at such reasonable times during normal business hours and as often as may be reasonably requested.

          6.7  NO ENCUMBRANCES.
               ---------------

               (a) Borrower will not permit any lien, levy, attachment or restraint to be made or filed against any Project, or any portion thereof or interest therein, or permit any receiver, trustee or assignee for the benefit of creditors to be appointed to take possession of any of Borrower's assets, any Project or any portion of any of the foregoing; excepting, however, any lien claims filed or asserted against any Project and concerning which Borrower is in full compliance with the provisions of
     Section 1.19 of the Deeds of Trust.  Except as provided in Section 6.7(b),
     ------------                                               --------------
     Borrower will not encumber any Project or any portion thereof or any personal property owned by it and used in connection with the use, occupancy or operation of any Project in any way, including any Collateral, without the prior written consent of the Co-Agents.

               (b) Borrower may encumber each Project with one or more additional mortgages or deeds of trust as security for indebtedness (the "Subordinate Indebtedness") to be evidenced by one or more promissory notes, provided all of the following conditions are satisfied: (A) the Subordinate Lender shall be a life insurance company, bank or other financial institution whose financial condition is acceptable to Co-Agents, in its reasonable discretion, and who is otherwise reasonably acceptable to Co-Agents; (B) Co-Agents shall have approved all documents and instruments evidencing or securing the Subordinate Indebtedness (which documents shall require the Subordinate Lender to send copies of all notices to Co-Agents); (C) the lien of the deed of trust or mortgage securing the Subordinate Indebtedness shall be expressly subordinate to the lien of the Deeds of Trust and, at the request of Co-Agents, Borrower and the Subordinate Lender shall enter into a subordination agreement, in form and substance satisfactory to Co-Agents; (D) the aggregate Cash Flow Amount from all Projects shall be at least one hundred sixty percent (160%) of Debt Service (including in such calculation of Debt Service the proposed Subordinate Indebtedness); and (E) Borrower shall agree in writing (x) to deliver to Co-Agents copies of all notices given by Borrower to, or received by Borrower from the Subordinate Lender, within five (5) days after Borrower's receipt or transmittal thereof and (y) not to modify, amend or alter the terms and provisions of any document or instrument evidencing or securing the Subordinate Indebtedness without Co-Agents' prior written consent. The proceeds of the Subordinate Indebtedness may be used for any lawful partnership purpose.

          6.8  COMPLIANCE WITH LAWS.  Borrower will comply, in all material
               --------------------
respects, with all laws, rules, regulations and requirements of governmental authorities having jurisdiction over any Project (including, without limitation, all laws, rules, regulations and requirements of governmental authorities relating to the equipment or substances described in subsections 5.17(a) through 5.17(d)) and will furnish Co-Agents with reports of any official searches for violation of any requirements established by such governmental authorities. Borrower will comply, and will require all Tenants to comply with all restrictive covenants and all obligations created by private contracts and leases which affect ownership, construction, equipping, fixturing, use or operation of any Project.

          6.9  COMPLIANCE WITH LOAN DOCUMENTS.  Borrower will comply with all
               ------------------------------
conditions of this Agreement and all other Loan Documents.

          6.10 [Intentionally Omitted.]

          6.11 TRADE NAMES.  Borrower will immediately notify Co-Agents in
               -----------
writing of any change in the legal, trade or fictitious business names used by Borrower, RL or the General Partner, and will, upon Co-Agents' request, execute or caused to be executed any additional financing statements and other certificates necessary to reflect the change in trade names or fictitious business names.

          6.12 AMENDMENT TO DOCUMENTS, MAJOR PERSONAL PROPERTY LEASES.
               ------------------------------------------------------

               (a) Borrower will not execute any material amendment to the Management Agreement, any Ground Lease or any Major Personal Property Lease without the prior written consent of the Requisite Lenders.

               (b) Borrower will not, without the prior written consent of the Requisite Lenders, enter into any Major Personal Property Lease which prohibits an assignment of said Lease to Co-Agents or requires the lessor's consent thereto. Borrower will not, without the prior written consent of the Requisite Lenders, enter into any Personal Property Lease for any Project which would cause the annual amount of all rental and other payments under all Personal Property Leases for that Project to exceed Five Hundred Thousand Dollars ($500,000), in the aggregate.

          6.13 AMENDMENTS TO PARTNERSHIP AGREEMENT.  Borrower will not allow
               -----------------------------------
any material amendments to be made in the terms of Borrower's Partnership Agreement (other than amendments made solely for the purpose of adding additional limited partners in Borrower) without the prior written consent of the Requisite Lenders.

          6.14 RESTRICTED PAYMENTS.  At any time when an Event of Default
               -------------------
exists hereunder or under any of the Loan Documents, Borrower will not, directly or indirectly, declare, order, pay, make or set apart any sum for any of the following: (a) amounts due under any other Indebtedness; (b) payments to any Affiliates, including, without limitation, repayment of loans by Affiliates or payments to RL pursuant to the Management Agreement (except as provided in the Assignment of Management Agreement); or (c) distributions or other payments to partners in Borrower, including, without limitation, repayment of loans made by a partner in Borrower or any accrued interest thereon, return of capital contributions or distributions upon termination, liquidation or dissolution of Borrower.

          6.15 RESTRICTION ON FUNDAMENTAL CHANGES.  Borrower will not
               ----------------------------------
liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), or transfer in one transaction or a series of transactions, all or any substantial part of its business, property or fixed assets outside of the ordinary course of business, whether now owned or hereafter acquired, except as otherwise permitted by Section 4.1 hereof.
                       -----------

          6.16 ERISA.  If Borrower hereafter becomes subject to the
               -----
provisions of ERISA or has ERISA Affiliates, Borrower will not, and will not permit any of its ERISA Affiliates to:

               (a) engage in any transaction in connection with which Borrower or any of its ERISA Affiliates could be subject to either a civil penalty assessed pursuant to Section 502(i) of ERISA or a tax imposed by Section 4975 of the Internal Revenue Code in excess of Five Hundred Thousand Dollars ($500,000);

               (b) fail to make full payment when due of all amounts which, under the provisions of any Pension Plan,

     Borrower or any of its ERISA Affiliates is required to pay as contributions thereto, or permit to exist any accumulated funding deficiency, whether or not waived, with respect to any Pension Plan;

               (c)  permit any Unfunded Liability to exist; or

               (d) fail to make any payments in excess of Five Hundred Thousand Dollars ($500,000), in the aggregate, to any Multiemployer Plan that Borrower or any of its ERISA Affiliates may be required to make under any agreement relating to such Multiemployer Plan, or any law pertaining thereto.

          As used in this Section 6.16, the term "accumulated funding
                          ------------
deficiency" has the meaning specified in Section 302 of ERISA and Section 412 of the Internal Revenue Code and the term "accrued benefit" has the meaning specified in Section 3 of ERISA.

          6.17 O&M REPORT.  Borrower will comply, in all material respects,
               ----------
with the requirements and recommendations set forth in the O&M Report, including, without limitation, causing all work, testing and monitoring required or recommended therein to be duly performed at the times and in the manner set forth therein and in compliance with the time schedules and budgets submitted to and approved by USNB and Canadian Imperial pursuant to Exhibit F to the Original Credit Agreement. Borrower will deliver to Co-Agents, promptly upon receipt thereof, copies of all reports, notices, tests and other correspondence arising out of or based upon the O&M Report.

          6.18 FURTHER ASSURANCES.  At any time or from time to time upon the
               ------------------
request of any Lender, Borrower will, at its expense, promptly execute, acknowledge, and deliver such further documents and do such other acts and things as shall be necessary or advisable, in such Lender's judgment, in order to effect fully the purposes of this Agreement or of any of the other Loan Documents. Borrower will pay all fees and expenses (including reasonable attorneys' fees) incurred by any Co-Agent and any Lender in connection therewith.

          6.19 PROTECTION OF LIENS.  Borrower will maintain the lien created
               -------------------
by the Deeds of Trust as a first lien upon each Project (including, without limitation, the Collateral relating thereto), subject to no additional liens or encumbrances other than title exceptions set forth in the Title Insurance Policy and the liens and encumbrances of Subordinate Indebtedness.

          6.20 PAYMENT OF INDEBTEDNESS.  Subject to Section 6.14, Borrower
               -----------------------              ------------
will (a) duly and punctually pay or cause to be paid all principal of and interest on any Indebtedness of Borrower, (b) comply with and perform all conditions, terms and obligations of the notes or other instruments or agreements evidencing or securing such Indebtedness, (c) promptly inform Lenders of any default, or anticipated default, under any such note, agreement, or instrument, (d) forward to Lenders a copy of any notice of default or notice of any event that might result in default under any such note, agreement or instrument and (e) duly and punctually pay or cause to be paid all other expenses and costs of every kind and nature incurred by or on behalf of Borrower prior to the Maturity Date with respect to the operation, maintenance and management of the Projects.

          6.21 OTHER INDEBTEDNESS.  Borrower will not create, incur, assume,
               ------------------
guarantee, permit to exist, or otherwise become directly or indirectly liable for any Indebtedness, except Permitted Indebtedness. Borrower will not dispose, with or without recourse, of any accounts or notes receivable or any sums due or to become due.

          6.22 LOANS AND INVESTMENTS.  Borrower will not lend money, make
               ---------------------
investments, or extend credit, other than in the ordinary course of its business as presently conducted.

          6.23 REGULATIONS G, T AND U.  Borrower will not use the proceeds of
               ----------------------
any Loan, directly or indirectly, to purchase or carry any margin stock (within the meaning of Regulations G, T and U of the Board of Governors of the Federal Reserve System) or extend credit to others for such purpose.

          6.24 FF&E RESERVES; CAPITAL IMPROVEMENTS, ETC..  Borrower will
               -----------------------------------------
deposit, or cause RL to deposit, into the FF&E Reserve the amounts required to be reserved pursuant to the Management Agreement. Borrower will use monies deposited into the FF&E Reserve, and any interest accrued thereon, only for Capital Improvements. Borrower will not undertake, or cause to be undertaken, any Capital Improvements, the costs of which, if undertaken prior to December 31, 1995, will exceed $8,700,000, or if undertaken after December 31, 1995, will exceed the amount then on deposit in the FF&E Reserve, Borrower will not undertake, or cause to be undertaken, any Capital Expansions, without the prior written consent of Requisite Lenders.

          6.25 DELIVERY OF LEASES, LICENSES, ETC.  Borrower will, from time
               ----------------------------------
to time after a request by Co-Agents, which requests shall not be unreasonably made, deliver to Co-Agents certified copies of all leases (including, without limitation, any Major Personal Property Leases), licenses (including, without limitation, liquor licenses), permits and approvals necessary for the operation, use and occupancy of each Project not previously delivered to Co-Agents and, at the request of Co-Agents, Borrower will execute an assignment, in form and substance satisfactory to Co-Agents, of any such leases, licenses, permits and approvals not previously assigned to Co-Agents, which assignment shall be in substantially the same form and substance as the previous assignments of leases, licenses, permits, and approvals pursuant to this Agreement.

          6.26 LEASES.  Borrower will not enter into any Tenant Lease with an
               ------
Affiliate or which is outside of the ordinary course of its business.

          6.27 ENVIRONMENTAL MATTERS.
               ---------------------

          (a) Borrower agrees to submit from time to time, if requested by Co-Agents a report, satisfactory to Co-Agents, certifying that no Project (or any portion thereof) is being used or has been used at any time since January 1, 1990, for any Environmental Activities except for any Environmental Activities conducted in the normal course of business at the applicable Project and in full compliance with all applicable federal, state and local laws (whether under common law, statute, rule, regulation or otherwise), permits, licenses, ordinances and other requirements of governmental authorities relating to the protection of human health or the environment or to any Hazardous Material or Hazardous Activities (including, without limitation, the Comprehensive Environmental Response, Compensation, and Liability Act of 1980 (42 U.S.C. (S)(S) 9601 et seq.), as
                                                                    -- ---
     heretofore or hereafter amended from time to time, and the applicable provisions of state law pertaining to public health and safety, water, air and land (collectively "ENVIRONMENTAL LAWS"). Each Co-Agent reserves the right, in its sole and absolute discretion, to retain, at Borrower's expense, an independent professional consultant to review any report prepared by Borrower. Each Co-Agent further reserves the right, in its sole and absolute discretion, to retain an independent professional consultant to conduct its own investigation of the Projects (or any of them) for Hazardous Materials. Borrower agrees to bear all costs and expenses incurred in retaining a consultant to conduct such an investigation of the Projects (or any of them), provided such an investigation shall be conducted because either Co-Agent reasonably believes that there may be Hazardous Material present in, on or under the Project or Projects to be investigated at levels which would require removal or remediation under any Environmental Laws, or provided such an investigation, in fact, discloses the presence of Hazardous Material in, on or under the Project investigated not previously disclosed to Co-Agents at a level which requires removal or remediation under any Environmental Laws. In all other cases, the costs and expenses incurred in retaining a consultant to conduct an investigation of the Projects (or any of them) shall be borne by Co-Agents. Borrower hereby grants to each Co-Agent, and each of their respective agents, employees, consultants and contractors the right to enter upon the Projects (or any of them) and to perform such tests as are reasonably necessary to conduct any such review and/or investigation.

          (b) Upon the discovery by Borrower of any event or situation which would render any of the representations or warranties contained in Section 5.17 inaccurate in any respect if made at
                             ------------
     the time of such discovery, Borrower shall promptly notify each Co-Agent of such event or situation and, within thirty (30) days after such discovery, submit to each Co-Agent a preliminary written environmental plan setting forth a general description of such event or situation and the action, if any, that Borrower proposes to take with respect thereto. Within ninety
     (90) days after such discovery, Borrower shall submit to each Co-Agent a final written environmental report, setting forth a detailed description of such event or situation and the action that Borrower proposes to take with respect thereto, including, without limitation, any proposed corrective work, the estimated cost and time of completion, the name of the contractor and a copy of the construction contract, if any, and such additional data, instruments, documents, agreements or other materials or information as either Co-Agent may reasonably request. The plan shall be subject to each Co-Agent's written approval, which approval may be granted or withheld in each Co-Agent's reasonable discretion. Each Co-Agent shall notify Borrower in writing of its approval or disapproval of the final plan within fifteen
     (15) days after receipt thereof by such Co-Agent. If either Co-Agent disapproves the plan, such Co-Agent's notice to Borrower of such disapproval shall include a brief explanation of the reasons therefor. Within thirty (30) days after receipt of such notice of disapproval, Borrower shall submit to each Co-Agent a revised final written environmental plan that remedies the defects identified by either Co-Agent as reasons for such Co-Agent's disapproval of the initial final plan. If Borrower fails to submit a revised plan to either Co-Agent within said thirty (30) day period, or if such revised plan is so submitted and either Co-Agent, in the exercise of its reasonable discretion, disapproves said plan, such failure or disapproval shall, at either Co-Agent's option and upon notice to Borrower, constitute an "Event of Default" hereunder, in which event Lenders' obligation to make Revolving Loans shall abate and each Co-Agent shall have all of the rights and remedies available to it under Section 7.2. If either Co-Agent does not notify Borrower of its
           -----------
     approval or disapproval of the final plan or any revisions thereof within fifteen (15) days after receipt thereof, the plan or revision shall be deemed approved by such Co-Agent. Once any such plan is approved in writing or deemed approved by each Co-Agent, Borrower shall promptly commence all action necessary to implement such plan and to comply with any requirements and conditions imposed by any governmental agency or authority, and shall diligently and continuously pursue such action to completion in strict accordance with the terms thereof.

                                 ARTICLE VII

                          EVENTS OF DEFAULT; REMEDIES
                          ---------------------------

          7.1  EVENTS OF DEFAULT.
               -----------------

               (a) Upon written notice to Borrower from any Lender or Co-Agent (except for the occurrence of any of the events described in subsections
    7.1(a)(iii) through (vi) in which event no notice shall be required), the occurrence of any one or more of the following shall constitute a default under this Agreement:

                    (i) the failure to pay any monies due under the Notes (or any of them) or any other Loan Document when due;

                   (ii) the failure to comply with any of the covenants made by Borrower in this Agreement or in any of the other Loan Documents that are not specifically described in other clauses of this Sections 7.1;
                                                                  ------------

                  (iii) the commencement by any constituent partner of Borrower of any action or proceeding which seeks as one of its remedies the dissolution of Borrower;

                   (iv) if any governmental authority, or any court at the instance thereof, shall take possession of all or a substantial part of the property of, or assume control over, the affairs or operations of, or a receiver or trustee shall be appointed over all or a substantial part of, or a writ or order of attachment or garnishment shall be issued or made against all or a substantial part of the property of Borrower or the General Partner;

                    (v) if Borrower or the General Partner shall admit in writing its inability to pay its debts as they mature, or make an assignment for the benefit of creditors; or Borrower or the General Partner shall apply for or consent to the appointment of any receiver, trustee or similar officer for Borrower or the General Partner, as the case may be, or for all or any substantial part of their respective property; or Borrower or the General Partner shall institute (by petition, application, answer, consent or otherwise) any bankruptcy, insolvency, reorganization, arrangement, readjustment of debts, dissolution, liquidation, or similar proceedings relating to Borrower or the General Partner, as the case may be, under the laws of any jurisdiction;

                   (vi) if a receiver, trustee or similar officer shall be appointed for Borrower or the General Partner for all or any substantial part of their respective property without the application or consent of Borrower or the General Partner, as the case may be, and such appointment shall continue undischarged for a period of sixty (60) days (whether or not consecutive); or any bankruptcy, insolvency, reorganization, arrangements, readjustment of debt, dissolution, liquidation or similar proceedings shall be instituted (by petition, application or otherwise) against Borrower or the General Partner, as the case may be, and shall remain undismissed for a period of sixty (60) days (whether or not consecutive);

                  (vii) if (A) any written representation or warranty made by or with respect to Borrower or the General Partner in any of the Loan Documents at the date hereof shall be materially false or materially misleading in any respect or (B) Borrower shall fail to disclose in any Compliance Certificate or Notice of Borrowing any change in facts which makes any written representation or warranty by or with respect to Borrower or the General Partner materially false or materially misleading in any respect on the date of said Certificate or Request;

                  (viii) (A) if an "Event of Termination" under the Management Agreement shall occur and Borrower shall be the defaulting party, (B) if an "Event of Termination" under the Management Agreement shall occur and RL shall be the defaulting party, and such "Event of Termination" shall remain unremedied for a period of thirty (30) days, or (C) if RL or its permitted successor or assign under the Loan Documents shall terminate the Management Agreement or otherwise no longer be the manager of any Project which, at such time, is subject to any lien securing the Obligations;

                   (ix) any uninsured money judgment in excess of Two Hundred Thousand Dollars ($200,000) shall be rendered against Borrower or its assets or any, writ or warrant of attachment, or similar process, shall be entered or filed against Borrower or any of its assets and such money judgment, writ, warrant or process shall remain undischarged, unvacated, unbonded or unstayed for a period of forty-five (45) days or in any event later than five (5) days prior to the date of any proposed sale thereunder;

                    (x) the failure to procure or maintain the insurance policies required by Co-Agents;

                   (xi) a trustee shall be appointed by an appropriate United States district court to administer any Pension Plan or the Pension Benefit Guaranty Corporation (or any successor thereto) shall institute proceedings to terminate any Pension Plan or to appoint a trustee to administer any Pension Plan;

                  (xii) (A) Borrower or any of its ERISA Affiliates as employer under a Multiemployer Plan shall have made a complete or partial withdrawal from such Multiemployer Plan and the plan sponsor of such Multiemployer Plan shall have notified such withdrawing employer that such employer has incurred a withdrawal liability in an annual amount exceeding Five Hundred Thousand Dollars ($500,000); or (B) any Pension Plan maintained by the Borrower or any of its ERISA Affiliates shall be terminated within the meaning of Title IV of ERISA, or a trustee shall be appointed by an appropriate United States district court to administer any Pension Plan, or the Public Benefit Guaranty Corporation shall institute proceedings to terminate any Pension Plan or to appoint a trustee to administer any Pension Plan if as of the date thereof the Borrower's liability or any such ERISA Affiliate's liability (after giving effect to the tax consequences thereof) to the Public Benefit Guaranty Corporation for unfunded guaranteed vested benefits under the Pension Plans exceeds the then current value of assets accumulated in such Pension Plan by more than Five Hundred Thousand Dollars ($500,000) (or in the case of a termination involving the Borrower or any of its ERISA Affiliates as a "substantial employer" (as defined in Section 4001(a)(2) of ERISA) the withdrawing employer's proportionate share of such excess shall exceed such amount);

                 (xiii) a Transfer of any Project without the prior written consent of Co-Agents or without first complying with the provisions of clauses (a) through (d), inclusive, of Section 4.1;
                                                 -----------

                  (xiv) a Transfer of any general partnership interest in Borrower or any stock in the General Partner without the prior written consent of Co-Agents;

                   (xv) a default by Borrower under (A) any Subordinate Indebtedness or (B) any other Indebtedness of Borrower in an amount in excess of Five Hundred Thousand Dollars ($500,000) which is recourse to the credit of Borrower, if the effect of such default is to cause the holder (or holders) of such Indebtedness to declare such Indebtedness to be due prior to its stated maturity;

                  (xvi) a default by Borrower under the terms of any Ground Lease and the expiration of all applicable notice and cure periods given to Borrower thereunder; provided, however, said default shall be deemed cured if Borrower shall withdraw the Project subject to the

          Ground Lease pursuant to Section 4.1 or, prior to Co-Agents' exercise
                                   -----------
          of any of its rights and remedies under any of the Loan Documents, Borrower shall cure said default and shall deliver to Co-Agents satisfactory evidence that the lessor under said Ground Lease has accepted such cure and has acknowledged that the Ground Lease is in full force and effect without default; or

                 (xvii) a final determination by a trial or appellate court that Borrower, Red Lion or any partner therein has violated any state or federal securities laws, rules, regulations or ordinances in connection with the offering for sale or sale of limited partnership interests in Red Lion and Co-Agents, in their reasonable discretion, shall determine that the plaintiff in such case comprises part of a larger class of plaintiffs which may have standing to bring similar causes of action which may result in liability (in the aggregate) in excess of Five Hundred Thousand Dollars ($500,000).

               (b) Except for defaults involving the breach of an obligation to pay money to Co-Agents, and those defaults described in Sections
                                                             --------
     7.1(a)(iv), 7.1 (a) (v), 7.1 (a) (vi), 7.1(a)(ix), 7.1 (a) (xiii),
     ------------------------------------------------------------------
     7.1(a)(xiv), 7.1(a)(xvi) and 7.1(a)(xvii), any default is curable and shall
     ------------------------------------------
     be deemed" cured, if:

                    (i) within five (5) Business Days of Borrower's receipt of a notice of default from any Lender or Co-Agent, Borrower gives Co-Agents notice (which notice shall be forwarded by Co-Agents to each Lender) of its intent to cure said default; and

                   (ii)   Borrower commences to cure said default within ten
          (10) Business Days of receipt of notice of default from a Lender or Co-Agent; and

                  (iii) Borrower, in fact, cures said default within such time as Requisite Lenders, in their sole but reasonable discretion, deem to be a reasonable time.

          7.2  REMEDIES.  Notwithstanding any provision to the contrary in
               --------
any of the other Loan Documents, upon the happening of any Event of Default under this Agreement or under any of the other Loan Documents, then Lenders shall, at their option, have the remedies provided in the Loan Document breached by Borrower and the following remedies: Co-Agents or the Requisite Lenders may, at their option, declare the outstanding indebtedness under the Notes to be immediately due and payable without presentment, demand, protest or notice of any kind (provided that with respect to any Event of Default described in
Section 7.1(a)(iv), Section 7.1(a)(v) or Section 7.1(a)(vi), the outstanding
- ------------------  -----------------    ------------------
indebtedness under the Notes shall automatically become due and payable); Co-Agents may, at their option, apply any of Borrower's funds in their possession to the outstanding indebtedness under the Notes, in such order as Co-Agents shall elect, whether or not such indebtedness is then due; and Co-Agents may exercise all rights and remedies available to them under any or all of the Loan Documents, including, without limitation, to the extent permitted by law, the right to sell all or any part of the real property and personal property collateral separately or together as one parcel or package or security in accordance with the provisions of the Deeds of Trust. If at any time after acceleration of the outstanding indebtedness under the Notes, Borrower shall pay all arrears of interest and all payments on account of principal of the Loans which shall have become due otherwise than by acceleration (with interest on principal and, to the extent permitted by law, on overdue interest, at the rates specified in this Agreement) and all Events of Default and Potential Events of Default (other than nonpayment of principal of and accrued interest on the Loans due and payable solely by virtue of acceleration) shall be remedied, then by written notice to Borrower, Requisite Lenders may elect, in their sole discretion, to rescind and annul the acceleration and its consequences; but such action shall not affect any subsequent Event of Default or Potential Event of Default or impair any right or remedy consequent thereon. The provisions of the preceding sentence are intended merely to bind Lenders to a decision which may be made at the election of Requisite Lenders; they are not intended to benefit Borrower and do not give Borrower the right to require Lenders to rescind or annul any acceleration hereunder, even if the conditions set forth herein are met.


                                  ARTICLE VIII

                                   CO-AGENTS
                                   ---------

          8.1  APPOINTMENT.  Each of USNB and CIBC is hereby appointed Co-
               -----------
Agent hereunder and under the other Loan Documents and each Lender hereby authorizes each Co-Agent to act as its agent in accordance with the terms of this Agreement and the other Loan Documents. Each Co-Agent agrees to act upon the express conditions contained in this Agreement and the other Loan Documents, as applicable. The provisions of this Article VIII are solely for the benefit of Co-Agents and Lenders, and Borrower shall have no rights as a third party beneficiary of any of the provisions thereof. In performing its functions and duties under this Agreement, each Co-Agent shall act solely as an agent of Lenders and does not assume and shall not be deemed to have assumed any obligation towards or relationship of agency or trust with or for Borrower.

          8.2  POWERS; GENERAL IMMUNITY.
               ------------------------

          (a) DUTIES SPECIFIED. Each Lender irrevocably authorizes each Co-Agent to take such action on such Lender's behalf and to exercise such powers hereunder and under the other Loan Documents as are specifically delegated to each Co-Agent by the terms hereof and thereof, together with such powers as are reasonably incidental thereto. Each Co-Agent shall have only those duties and responsibilities that are expressly specified in this Agreement and the other Loan Documents and it may perform such duties by or through its agents or employees. Neither Co-Agent shall have, by reason of this Agreement or any of the other Loan Documents, a fiduciary relationship in respect of any Lender; and nothing in this Agreement or any of the other Loan Documents, expressed or implied, is intended to or shall be so construed as to impose upon either Co-Agent any obligations in respect of this Agreement or any of the other Loan Documents except as expressly set forth herein or therein.

          (b) NO RESPONSIBILITY FOR CERTAIN MATTERS. Neither Co-Agent shall be responsible to any Lender for the execution, effectiveness, genuineness, validity, enforceability, collectibility or sufficiency of this Agreement or any other Loan Document or for any representations, warranties, recitals or statements made herein or therein or made in any written or oral statement or in any financial or other statements, instruments, reports or certificates or any other documents furnished or made by either Co-Agent to Lenders or by or on behalf of Borrower to either Co-Agent or any Lender in connection with the Loan Documents and the transactions contemplated thereby or for the financial condition or business affairs of Borrower or any other Person liable for the payment of any Obligations, nor shall either Co-Agent be required to ascertain or inquire as to the performance or observance of any of the terms, conditions, provisions, covenants or agreements contained in any of the Loan Documents or as to the use of the proceeds of the Loans or as to the existence or possible existence of any Event of Default or Potential Event of Default. Anything contained in this Agreement to the contrary notwithstanding, neither Co-Agent shall have any liability arising from confirmations of the amount of outstanding Loans.

          (c) EXCULPATORY PROVISIONS. Neither Co-Agent nor any of their respective officers, directors, employees or agents shall be liable to Lenders for any action taken or omitted by either Co-Agent hereunder or in connection herewith except to the extent caused by such Co-Agent's gross negligence or willful misconduct, as finally determined by a court of competent jurisdiction. If either Co-Agent shall request instructions from Lenders with respect to any act or action (including the failure to take an action) in connection with this Agreement or any of the other Loan Documents, such Co-Agent shall be entitled to refrain from such act or taking such action unless and until such Co-Agent shall have received instructions from Requisite Lenders. Without prejudice to the generality of the foregoing, (i) each Co-Agent shall be entitled to rely, and shall be fully protected in relying, upon any communication, instrument or document believed by it to be genuine and correct and to have been signed or sent by the proper person or persons, and shall be entitled to rely and shall be protected in relying on opinions and judgments of attorneys (who may be attorneys for Borrower), accountants, experts and other professional advisors selected by it; and (ii) no Lender shall have any right of action whatsoever against either Co-Agent as a result of either Co-Agent acting or (where so instructed) refraining from acting under this Agreement or any of the other Loan Documents in accordance with the instructions of Requisite Lenders. Each Co-Agent shall be entitled to refrain from exercising any power, discretion or authority vested in it under this Agreement or any of the other Loan Documents unless and until it has obtained the instructions of Requisite Lenders.

          (d) EACH CO-AGENT ENTITLED TO ACT AS LENDER. The agency hereby created shall in no way impair or affect any of the rights and powers of, or impose any duties or obligations upon, either Co-Agent in its individual capacity as a Lender hereunder. With respect to its participation in the Loans, each Co-Agent shall have the same rights and powers hereunder as any other Lender and may exercise the same as though it were not performing the duties and functions delegated to it hereunder, and the term "Lender" or "Lenders" or any similar term shall, unless the context clearly otherwise indicates, include each Co-Agent in its individual capacity. Each Co-Agent and its Affiliates may accept deposits from, lend money to and generally engage in any kind of banking, trust, financial advisory or other business with Borrower or any of its Affiliates as if it were not performing the duties specified herein, and may accept fees and other consideration from Borrower for services in connection with this Agreement and otherwise without having to account for the same to Lenders.

          8.3  REPRESENTATIONS AND WARRANTIES; NO RESPONSIBILITY FOR
               -----------------------------------------------------
APPRAISAL OF CREDITWORTHINESS.  Each Lender represents and warrants that it has
- -----------------------------
made its own independent investigation of the financial condition and affairs of Borrower in connection with the making and/or maintaining of the Loans hereunder and that it has made and shall continue to make its own appraisal of the creditworthiness of Borrower. Neither Co-Agent shall have any duty or responsibility, either initially or on a continuing basis, to make any such investigation or any such appraisal on behalf of Lenders or to provide any Lender with any credit or other information with respect thereto, whether coming into its possession before the making of the Loans or at any time or times thereafter, and neither Co-Agent shall have any responsibility with respect to the accuracy of or the completeness of any information provided to Lenders.

          8.4  RIGHT TO INDEMNITY.  Each Lender, in proportion to its Pro
               ------------------
Rata Share, severally agrees to indemnify each Co-Agent, to the extent that such Co-Agent shall not have been reimbursed by Borrower, for and against any and all actual liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including, without limitation, counsel fees and disbursements) or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against such Co-Agent in performing its duties hereunder or under the other Loan Documents or otherwise in its capacity as Co-Agent in any way relating to or arising out of this Agreement or the other Loan Documents; provided that no Lender shall be liable for any portion of such
                --------
liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from such Co-Agent's gross negligence or willful misconduct, as finally determined by a court of competent jurisdiction. If any indemnity furnished to either Co-Agent for any purpose shall, in the opinion of such Co-Agent, be insufficient or become impaired, such Co-Agent may call for additional indemnity and cease, or not commence, to do the acts indemnified against until such additional indemnity is furnished.

          8.5  PAYEE OF NOTE TREATED AS OWNER.  Each Co-Agent may deem and
               ------------------------------
treat the payee of any Note as the owner thereof for all purposes hereof unless and until a written notice of the assignment or transfer thereof shall have been filed with each Co-Agent. Any request, authority or consent of any person or entity who, at the time of making such request or giving such authority or consent, is the holder of any Note shall be conclusive and binding on any subsequent holder, transferee or assignee of that Note or of any Note or Notes issued in exchange therefor.

          8.6  SUCCESSOR CO-AGENTS.  Either Co-Agent may resign at any time
               -------------------
by giving 30 days' prior written notice thereof to Lenders and Borrower, and either Co-Agent may be removed at any time with or without cause by an instrument or concurrent instruments in writing delivered to Borrower and each Co-Agent and signed by Requisite Lenders. Upon any such notice of resignation or any such removal by or of USNB or CIBC, USNB or CIBC, as applicable, shall thereafter be the exclusive Co-Agent, so long as USNB or CIBC, as applicable, has not have previously resigned or been removed as Co-Agent. If both USNB and CIBC shall resign or be removed as Co-Agent, Requisite Lenders shall have the right, upon five Business Days' notice to Borrower, to appoint a successor Co-Agent which shall be a Lender. Upon the acceptance of any appointment as Co-Agent hereunder by a successor Co-Agent, that successor Co-Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring or removed Co-Agent and the retiring or removed Co-Agent shall be discharged from its duties and obligations under this Agreement. After any retiring or removed Co-Agent's resignation or removal hereunder as Co-Agent, the provisions of this Article VIII shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Co-Agent under this Agreement.

          8.7  DELIVERY OF DOCUMENTS.  Co-Agents shall as soon as reasonably
               ---------------------
practicable distribute to each Lender at its primary address set forth on the appropriate counterpart signature page hereof, or at such other address as a Lender may request in writing, (i) all documents to which such Lender is a party or of which such Lender is a beneficiary, (ii) all other documents or information which Co-Agents are required to send to Lenders pursuant to the terms of this Agreement, and (iii) other information or documents received by Co-Agents at the request of any Lender. In addition, within fifteen (15) Business Days after receipt of a request in writing from a Lender for written information or documents provided by or prepared by Borrower, either Co-Agent shall deliver such written information or documents to such requesting Lender if such Co-Agent has possession of such written information or documents in its capacity as a Co-Agent or as a Lender.


                                  ARTICLE IX

                                 MISCELLANEOUS
                                 -------------

          9.1  ASSIGNMENTS AND PARTICIPATIONS IN LOAN.
               --------------------------------------

          (a) Each Lender shall have the right at any time to (i) sell, assign, transfer or negotiate to any Eligible Assignee, or (ii) sell participations to any Person in, all or any part of any Loan or Loans made by it or its Commitments or any other interest herein or in any other Obligations owed to it; provided that no such assignment or participation shall, without the
            --------
     consent of Borrower, require Borrower to file a registration statement with the Securities and Exchange Commission or apply to qualify such assignment or participation of the Loans or the other Obligations under the securities laws of any state. Except as otherwise provided in this Section 9.1, no
                                                              -----------
     Lender shall, as between Borrower and such Lender, be relieved of any of its obligations hereunder as a result of any sale, assignment, transfer or negotiation of, or any granting of participations in, all or any part of the Loans, the Commitments or the other Obligations owed to such Lender.

               (b) (i) Each Loan, Commitment or other Obligation may (A) be assigned in any amount (of a constant and not a varying percentage) to another Lender, or to an Affiliate of the assigning Lender or another Lender, with the giving of notice to Borrower and Co-Agents or
          (B) be assigned in any amount (of a constant and not a varying percentage) to any other Eligible Assignee with the giving of notice to Borrower and Co-Agents and with the consent of each Co-Agent (which consent shall not be unreasonably withheld). To the extent of any such assignment in accordance with either clause (A) or (B) above, the assigning Lender shall be relieved of its obligations with respect to its Loans, Commitments or other Obligations or the portion thereof so assigned. The parties to each such assignment shall execute and deliver to USNB, for its acceptance, an Assignment and Acceptance, together with such certificates, documents or other evidence, if any, with respect to United States federal income tax withholding matters as the assignee under such Assignment and Acceptance or USNB may require. Upon such execution, delivery and acceptance, from and after the effective date specified in such Assignment and Acceptance, (y) the assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, shall have the rights and obligations of a Lender hereunder and (z) the assigning Lender thereunder shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto). The Commitments hereunder shall be modified to reflect the Commitment of such assignee and any remaining Commitment of such assigning Lender.

               (ii) Upon their receipt of an Assignment and Acceptance executed by an assigning Lender and an assignee representing that it is an Eligible Assignee, together with any certificates, documents or other evidence with respect to United States federal income tax withholding matters that such assignee may be required to deliver, Co-Agents shall, if such Assignment and Acceptance has been completed and is in substantially the form of Exhibit B hereto and if Co-Agents have
                                    ---------
          consented to the assignment evidenced thereby (to the extent such consent is required pursuant to Section 9.1(b)(i)), (A) accept such
                                          -----------------
          Assignment and Acceptance by executing a counterpart thereof as provided therein (which acceptance shall evidence any required consent of Co-Agents to such assignment) and (C) give prompt notice thereof to

         Borrower. USNB shall maintain a copy of each Assignment and Acceptance delivered to and accepted by it as provided in this Section 9.1(b)(ii).
                                                             ------------------

         (c) The holder of any participation, other than an Affiliate of the Lender granting such participation, shall not be entitled to require such Lender to take or omit to take any action hereunder except action directly affecting (i) the extension of the regularly scheduled maturity of any portion of the principal amount of or interest on any Loan allocated to such participation or (ii) a reduction of the principal amount of or the rate of interest payable on any Loan allocated to such participation, and all amounts payable by Borrower hereunder shall be determined as if such Lender had not sold such participation. Borrower hereby acknowledges and agrees that any participation will give rise to a direct obligation of Borrower to the participant and the participant shall, for purposes of Sections 3.4(d), 3.5, 9.4 and 9.5, be considered to be a "Lender"; provided
     ---------------------------------
     that no participant shall be entitled to receive any greater amount pursuant to Section 3.4(d) or 3.5 than the transferor Lender would have
                 ---------------------
     been entitled to receive in respect of the amount of the participation effected by such transferor Lender to such participant had no such participation occurred.

          (d) Each Lender may furnish any information concerning Borrower and its Affiliates in the possession of that Lender from time to time to assignees and participants (including prospective assignees and participants).

          9.2  EXPENSES.  Whether or not the transactions contemplated hereby
               --------
shall be consummated, Borrower agrees to pay promptly (i) all the actual and reasonable costs and expenses of preparation of this Agreement and the other Loan Documents; (ii) all the costs of furnishing all opinions by counsel for Borrower (including without limitation any opinions requested by Lenders as to any legal matters arising hereunder) and of Borrower's performance of and compliance with all agreements and conditions on its part to be performed or complied with under this Agreement and the other Loan Documents including, without limitation, with respect to confirming compliance with environmental and insurance requirements; (iii) the reasonable fees, expenses and disbursements of counsel to Co-Agents (including allocated costs of internal counsel) in connection with the negotiation, preparation, execution and administration of the Loan Documents and the Loans and any consents, amendments, waivers or other modifications hereto or thereto and any other documents or matters requested by Borrower; (iv) all title insurance premiums and charges, escrow fees, costs of surveys, premiums of hazard insurance policies and surety bonds, appraisal fees and expenses, and costs of any market or feasibility studies; (v) all fees and expenses related to any syndication, assignment or participation of all or any part of the Loans; (vi) all other actual and reasonable costs and expenses incurred by either Co-Agent in connection with the negotiation, preparation and execution of the Loan Documents and the transactions contemplated hereby and thereby; and (vii) after the occurrence of an Event of Default, all costs and expenses, including reasonable attorneys' fees (including allocated costs of internal counsel) and costs of settlement, incurred by Co-Agents and Lenders in enforcing any Obligations of or in collecting any payments due from Borrower hereunder or under the other Loan Documents by reason of such Event of Default or in connection with any refinancing or restructuring of the credit arrangements provided under this Agreement in the nature of a "work-out" or pursuant to any insolvency or bankruptcy proceedings.

          9.3  INDEMNITY.   In addition to the payment of expenses pursuant
               ---------
to Section 9.2, whether or not the transactions contemplated hereby shall be
   -----------
consummated, Borrower agrees to defend, indemnify, pay and hold harmless Co-Agents and Lenders and any holder of any of the Notes, and the officers, directors, employees, agents and affiliates of Agent, Lenders and such holders (collectively called the "INDEMNITEES") from and against any and all other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, expenses and disbursements of any kind or nature whatsoever (including without limitation the reasonable fees and disbursements of counsel for such Indemnitees in connection with any investigative, administrative or judicial proceeding commenced or threatened by any Person, whether or not any such Indemnitee shall be designated as a party or a potential party thereto), whether direct, indirect or consequential and whether based on any federal, state or foreign laws, statutes, rules or regulations (including without limitation securities and commercial laws, statutes, rules or regulations and Environmental Laws), on common law or equitable cause or on contract or otherwise, that may be imposed on, incurred by, or asserted against any such Indemnitee, in any manner relating to or arising out of this Agreement or the other Loan Documents or the transactions contemplated hereby or thereby (including without limitation Lenders' agreement to make or maintain the Loans hereunder or the use or intended use of the proceeds of any of the Loans) or the statements contained in the Commitment Letter (collectively called the "INDEMNIFIED LIABILITIES"); provided that Borrower shall not have any obligation
                            --------
to any Indemnitee hereunder with respect to any Indemnified Liabilities to the extent such Indemnified Liabilities arise solely from the gross negligence or willful misconduct of that Indemnitee as determined by a final judgment of a court of competent jurisdiction. Borrower shall not settle any claim with respect to any Indemnified Liability without the prior written consent of all affected Indemnitees. Upon receiving knowledge of any suit, claim or demand asserted by a third party that an Indemnitee believes constitutes an

Indemnified Liability, such Indemnitee shall give Borrower notice of the matter and an opportunity to defend it, at Borrower's sole cost and expense, with legal counsel satisfactory to such Indemnitee; provided that if such Indemnitee
                                         --------
reasonably believes that retention of separate counsel is necessary to avoid a conflict of interest, such Indemnitee may retain, at Borrower's sole cost and expense, separate counsel to defend the matter. The obligations of Borrower under this Section 9.3 shall survive the closing and repayment of the Loans. To
           -----------
the extent that the undertaking to defend, indemnify, pay and hold harmless set forth in this Section 9.3 may be unenforceable because it is violative of any
              -----------
law or public policy, Borrower shall contribute the maximum portion that it is permitted to pay and satisfy under applicable law to the payment and satisfaction of all Indemnified Liabilities incurred by the Indemnitees or any of them.

          9.4  SET OFF.   In addition to any rights now or hereafter granted
               -------
under applicable law and not by way of limitation of any such rights, upon the occurrence of any Event of Default, each Lender and each subsequent holder of the Notes is hereby authorized by Borrower at any time or from time to time, with the prior written consent of Co-Agents but without notice to Borrower or to any other Person, any such notice being hereby expressly waived, to set off and to appropriate and to apply any and all deposits (general or special, including, but not limited to, indebtedness evidenced by certificates of deposit, whether matured or unmatured but not including trust accounts) and any other indebtedness at any time held or owing by such Lender or subsequent holder to or for the credit or the account of Borrower or against and on account of the obligations and liabilities of Borrower to such Lender or subsequent holder under this Agreement, the Notes and other Loan Documents, including, but not limited to, all claims of any nature or description arising out of or connected with this Agreement, the Notes and other Loan Documents, irrespective of whether or not (a) such Lender or such subsequent holder shall have made any demand hereunder or (b) such Lender or such subsequent holder shall have declared the principal of and interest on the Notes and other amounts due hereunder to be due and payable as permitted by Article VII and although said obligations and liabilities, or any of them, may be contingent or unmatured.

          9.5  AMENDMENTS AND WAIVERS.   No amendment, modification,
               ----------------------
termination or waiver of any provision of this Agreement or the Loan Documents, or consent to any departure by Borrower therefrom, shall in any event be effective without the written concurrence of Requisite Lenders; provided that
                                                                --------
any amendment, modification, termination or waiver of or with respect to: the amount of the Commitments or the principal amount of the Loans; each Lender's Pro Rata Share; the definition of "Requisite Lenders"; any provision expressly requiring the approval or concurrence of all Lenders; the scheduled final maturity dates of the Loans; the dates and amounts of any scheduled payments (but not prepayments) of principal of the Loans; the dates on which interest or any fees are payable; decreases in the interest rates borne by the Loans or in the amount of any fees payable hereunder; the maximum duration of Interest Periods; and the provisions contained in Sections 7.1(a) and 9.5 shall be effective only
                                -----------------------
if evidenced by a writing signed by or on behalf of all Lenders.  In addition,
(i) any amendment, modification, termination or waiver of any of the provisions contained in Article II shall be effective only if evidenced by a writing signed by or on behalf of each Co-Agent and Requisite Lenders, (ii) no amendment, modification, termination or waiver of any provision of any Note shall be effective without the written concurrence of the holder of that Note, and (iii) no amendment, modification, termination or waiver of any provision of Article VIII or of any other provision of this Agreement expressly requiring the approval or concurrence of Co-Agents shall be effective without the written concurrence of each Co-Agent. Each Co-Agent may, but shall have no obligation to, with the concurrence of any Lender, execute amendments, modifications, waivers or consents on behalf of that Lender. Any waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given. No notice to or demand on Borrower in any case shall entitle Borrower to any other or further notice or demand in similar or other circumstances. Any amendment, modification, termination, waiver or consent effected in accordance with this Section 9.5 shall be binding upon each holder
                                 -----------
of the Notes at the time outstanding, each future holder of the Notes and, if signed by Borrower, on Borrower.

          9.6  INDEPENDENCE OF COVENANTS.  All covenants hereunder shall be
               -------------------------
given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or be otherwise within the limitations of, another covenant shall not avoid the occurrence of an Event of Default or Potential Event of Default if such action is taken or condition exists.

          9.7  TIME IS OF THE ESSENCE.  Time is of the essence of this
               ----------------------
Agreement.

          9.8  NOTICES.  All notices, requests, demands and consents to be
               -------
made hereunder to the parties hereto shall be in writing and shall be delivered by personal service (including, without limitation, courier or express service), facsimile transmission, or by registered mail, postage prepaid, return receipt requested, to the addresses shown below or such other addresses which the parties may provide to one another in accordance herewith. Such notices, requests, demands and consents, if sent by mail or delivered personally or by facsimile transmission, shall be effective upon the date of receipt or of refusal to accept delivery by the authorized representative of the party at the designated address.

     To Co-Agents:         United States National Bank of Oregon
                           111 S.W. Fifth Avenue
                           Tower 7
                           Portland, Oregon 97204
                           Attention:   David A. Castricano,
                                Commercial Real Estate Division

                           United States National Bank of Oregon
                           111 S.W. Fifth Avenue
                           Tower 4
                           Portland, Oregon 97204
                           Attention:   Glenn Jacobs,
                                Oregon Corporate Banking Division

                           CIBC Inc.
                           300 South Grand Avenue, Suite 2700
                           Los Angeles, California  90071
                           Attention:   Paul J. Chakmak

                           and

                           CIBC Inc.
                           Two Paces West
                           2727 Paces Ferry Road
                           Suite 1200
                           Atlanta, Georgia  30339
                           Attention: Kelli Jones
                           (Funding Notices Only)

     With copies to:       O'Melveny & Myers
                           610 Newport Center Drive
                           Suite 1700
                           Newport Beach, California 92660-6429
                           Attention: Patricia Frobes, Esq.

                           and

                           O'Melveny & Myers
                           1999 Avenue of the Stars
                           Los Angeles, California 90067-6035
                           Attention:  Warren R. Loui, Esq.

     To Borrower:          Red Lion Inns Operating L.P.
                           c/o Red Lion Properties, Inc.
                           4001 Main Street
                           Vancouver, Washington 98663
                           Attention: Chief Financial Officer

     With a copy to:       Stoel Rives Boley Jones & Grey
                           900 S.W. Fifth Avenue, Suite 2300
                           Portland, Oregon  97204-1268
                           Attention: Thomas R. Nicolai, Esq.

     To Lenders:           As set forth on the Signature Page hereof.


          9.9  FAILURE OR INDULGENCE NOT WAIVER; REMEDIES CUMULATIVE.   No
               ------------------------------------------------------
failure or delay on the part of Co-Agents, Lenders or any holder of the Notes (or either of them) in the exercise of any power, right or privilege hereunder or under the Notes (or either of them) shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege. All rights and remedies existing under this Agreement or the Notes are cumulative to and not exclusive of, any rights or remedies otherwise available.

          9.10 SEVERABILITY.   In case any provision in or obligation under
               ------------
this Agreement or the Notes (or either of them) shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

          9.11 HEADINGS.   Section and subsection headings in this
               --------
Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

          9.12 APPLICABLE LAW.  Borrower, Co-Agents and Lenders agree that
               --------------
their rights and obligations under this Agreement, the Notes and under the other Loan Documents shall be governed by and construed and interpreted in accordance with the internal law of the State of Oregon without giving effect to any contrary conflict-of-law rules and principles of such State. The parties further agree and stipulate that the State of Oregon has a substantial relationship to the parties and to the underlying transactions evidenced by the Loan Documents. Notwithstanding the foregoing, the parties agree that:

               (a) The procedures governing the enforcement by Lenders of foreclosure and provisional remedies against Borrower, including by way of illustration but not limitation, actions for foreclosure, replevin, for claim and delivery of property, for injunctive relief or for the appointment of a receiver shall be governed by the laws of the State in which the applicable real property is located; and

               (b) Lenders shall comply with applicable law in the State in which the applicable real property is located to the extent required in connection with the foreclosure of the security interest and liens created hereby and under the other Loan Documents.

          Nothing contained in this Section 9.12 shall be construed to provide
                                    ------------
that the substantive law of the State in which the applicable real property is located shall apply to the parties' rights and obligations hereunder or under the other Loan Documents, which are and shall continue to be governed by the substantive law of the State of Oregon. In addition, the fact that portions of the Loan Documents may include provisions drafted to conform to the law of other jurisdictions is not intended nor shall it be deemed in any way to derogate the parties' choice of law set forth in this Section 9.12. The parties further
                                         ------------
agree that Lenders may enforce their rights under the Loan Documents, including but not limited to, its rights to sue Borrower, to collect any outstanding indebtedness or to obtain a judgment for any deficiency following foreclosure, in accordance with Oregon law.

          9.13 SUCCESSORS AND ASSIGNS; SUBSEQUENT HOLDERS OF NOTES.  This
               ---------------------------------------------------
Agreement shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of the parties hereto and the successors and assigns of Co-Agents and Lenders. The terms and provisions of this Agreement shall inure to the benefit of any assignee or transferee of the Notes, and in the event of such transfer or assignment, the rights and privileges herein conferred upon Lenders shall automatically extend to and be vested in such transferee or assignee, all subject to the terms and conditions hereof. Borrower may not assign any of its rights hereunder without the written consent of Lenders, which may be withheld or granted in each Lender's sole discretion.

          9.14 NONRECOURSE.  Notwithstanding anything to the contrary
               -----------
contained herein or in any of the other Loan Documents, Lenders agree that neither Borrower nor the constituent partners of Borrower (the "Nonrecourse Parties") shall be personally liable for the payment of any sums now or hereafter owing Lenders under the terms of the Loan Documents including, without limitation, the indebtedness evidenced by the Notes, except as set forth in this
Section 9.14.  If an Event of Default should occur hereunder or under the other
- ------------
Loan Documents, each Lender agrees that its rights, as to the Nonrecourse Parties, shall be limited to proceeding against the security for the Indebtedness evidenced by the Notes, against any guarantor of the Term Notes or the Revolving Notes (including, without limitation, any Nonrecourse Party) or against any party other than the Nonrecourse Parties and that it shall have no right to proceed directly against the Nonrecourse Parties for the satisfaction of any monetary obligation of or enforcement of any monetary claim against maker or for any deficiency judgment remaining after foreclosure of any real or personal property securing the obligation owed to Lenders hereunder or under the other Loan Documents. It is expressly understood and agreed that nothing contained in this Section 9.14 shall in any manner or way constitute or
                          ------------
be deemed a release of the debt evidenced by the Notes or otherwise affect or impair the enforceability against Borrower of the liens of the Deeds of Trust, the liens of any assignments executed in connection with the Obligations or the rights and security interests created by the Deeds of Trust or any other instrument or agreement evidencing, securing or related to the indebtedness evidenced by the Notes. Nothing in this Section 9.14 shall: (a) preclude Co-
                                         ------------
Agents or any Lender from foreclosing the liens of the Deeds of Trust or from enforcing any of its rights or remedies in law or in equity against Borrower or its assets (including, without limitation, any or all of the Collateral) except as stated in this Section 9.14; (b) impair, in any manner, any right, remedy or
                  ------------
recourse Co-Agents or any Lender may have against any party executing a guaranty (including, without limitation, any Nonrecourse Party); (c) impair, in any manner, any right, remedy or recourse Co-Agents or any Lender may have against the Nonrecourse Parties for fraud or for fraudulent misapplication of insurance proceeds or condemnation awards; (d) impair, in any manner, any right, remedy or recourse Co-Agents or any Lender may have against the Nonrecourse Parties for indemnification pursuant to this Agreement or the other Loan Documents arising out of the existence or alleged existence of hazardous waste at one or more of the Projects; (e) impair, in any manner, any right, remedy or recourse Co-Agents or any Lender may have against the Nonrecourse Parties for Borrower's failure to procure or maintain policies of insurance required by Co-Agents; or (f) impair, in any manner, any right, remedy or recourse Co-Agents or any Lender may have against the Nonrecourse Parties pursuant to the Indemnification Agreement or the Environmental Indemnity.

          9.15 AUTHORITY TO FILE NOTICES.   Borrower hereby irrevocably
               -------------------------
appoints Co-Agents as its attorney-in-fact, with full power of substitution, to file for record, at the Borrower's cost and expense and in Borrowers name, any notices that Co-Agents consider necessary or desirable to protect the security for the Obligations.

          9.16 PAYMENTS UNDER THE NOTES.   All payments of principal and
               ------------------------
interest on the Notes shall be made to Lenders, c/o USNB in immediately available funds and, with respect to the Term Notes, shall be delivered not later than 10:00 A.M. Portland, Oregon time, on the dates such payments are to be made. Any payment on the Term Notes received after 10:00 A.M. shall be deemed received by Lenders on the next Business Day.

          9.17 RATABLE SHARING.  Lenders and each subsequent holder by
               ---------------
acceptance of a Note hereby agree among themselves that
if any of them shall, whether by voluntary payment, by realization upon security, through the exercise of any right of set-off or banker's lien, by counterclaim or cross action or by the enforcement of any right under the Loan Documents or otherwise, or as adequate protection of a deposit treated as cash collateral under the Bankruptcy Code, receive payment or reduction of a proportion of the aggregate amount of principal, interest, fees and other amounts then due and owing to that Lender or holder hereunder or under the other Loan Documents (collectively, the "AGGREGATE AMOUNTS DUE" to such Lender or holder) which is greater than the proportion received by any other Lender or holder of the Notes in respect of the Aggregate Amounts Due to such other Lender or holder, then the Lender or holder of the Notes receiving such proportionately greater payment shall (i) notify Co-Agents and each other Lender of the receipt of such payment and (ii) apply a portion of such payment to purchase participations (which it shall be deemed to have purchased from each seller of a participation simultaneously upon the receipt by such seller of its portion of such payment) in the Aggregate Amounts Due to the other Lenders and holders so that all such recoveries of Aggregate Amounts Due shall be shared by all Lenders and holders of the Notes in proportion to the Aggregate Amounts Due to them; provided that if all or part of such proportionately greater payment received by
- --------
such purchasing Lender or holder is thereafter recovered from such Lender or holder upon the bankruptcy or reorganization of Borrower or otherwise, those purchases shall be rescinded and the purchase prices paid for such participations shall be returned to such purchasing Lender or holder ratably to the extent of such recovery, but without interest. Borrower expressly consents to the foregoing arrangement and agrees that any holder of a participation so purchased may exercise any and all rights of banker's lien, set-off or counterclaim with respect to any and all monies owing by Borrower to that holder with respect thereto as fully as if that holder were owed the amount of the participation held by that holder.

          9.18 OBLIGATIONS SEVERAL; INDEPENDENT NATURE OF LENDERS' RIGHTS.
               ----------------------------------------------------------
The obligations of Lenders hereunder are several and no Lender shall be responsible for the obligations or Commitments of any other Lender hereunder. Nothing contained herein or in any other Loan Document, and no action taken by Lenders pursuant hereto or thereto, shall be deemed to constitute Lenders as a partnership, an association, a joint venture or any other kind of entity. The amounts payable at any time hereunder to each Lender shall be a separate and independent debt, and each Lender shall be entitled to protect and enforce its rights arising out of this Agreement and it shall not be necessary for any other Lender to be joined as an additional party in any proceeding for such purpose.

          9.19 WAIVER OF JURY TRIAL.  EACH OF THE PARTIES TO THIS AGREEMENT
               --------------------
HEREBY AGREES TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY

TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THIS LOAN TRANSACTION OR THE LENDER/BORROWER RELATIONSHIP THAT IS BEING ESTABLISHED. The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including without limitation contract claims, tort claims, breach of duty claims and all other common law and statutory claims. Each party hereto acknowledges that this waiver is a material inducement to enter into a business relationship, that each has already relied on this waiver in entering into this Agreement, and that each will continue to rely on this waiver in their related future dealings. Each party hereto further warrants and represents that it has reviewed this waiver with its legal counsel and that it knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THE LOANS MADE HEREUNDER. In the event of litigation, this Agreement may be filed as a written consent to a trial by the court.

          9.20 CONSENT TO JURISDICTION AND SERVICE OF PROCESS.  ALL JUDICIAL
               ----------------------------------------------
PROCEEDINGS BROUGHT AGAINST BORROWER ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR ANY OBLIGATION MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE OF OREGON, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT BORROWER ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE NONEXCLUSIVE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS AGREEMENT, SUCH OTHER LOAN DOCUMENT OR SUCH OBLIGATION. Borrower designates and appoints Thomas R. Nicolai, and such other Persons as may hereafter be selected by Borrower irrevocably agreeing in writing to so serve, as its agent to receive on its behalf service of all process in any such proceedings in any such court, such service being hereby acknowledged by Borrower to be effective and binding service in every respect. A copy of any such process so served shall be mailed by registered mail to Borrower at its address provided in Section 9.8; provided that, unless otherwise provided by
                    -----------  --------
applicable law, any failure to mail such copy shall not affect the validity of service of such process. If any agent appointed by Borrower refuses to accept service, Borrower hereby agrees that service of process sufficient for personal jurisdiction in any action against Borrower in the State of Oregon may be made by registered or certified mail, return receipt requested, to Borrower at its address provided in Section 9.8, and Borrower hereby acknowledges that such
                    -----------
service shall be effective and binding in every respect. Nothing herein shall affect the right to serve process in any other manner permitted by law or shall limit the right of any Lender to bring proceedings against Borrower in the courts of any other jurisdiction.

          9.21 NO WAIVER.  No Loan shall constitute a waiver of any
               ---------
conditions to Lenders' obligation to make further disbursements nor, in the event Borrower is unable to satisfy any such conditions, shall any such waiver have the effect of precluding Lenders from thereafter declaring such inability to constitute a default under this Agreement.

          9.22 INCORPORATION OF EXHIBITS.  The exhibits hereto are hereby
               -------------------------
incorporated into this Agreement and made a part hereof.

          9.23 DISCLAIMER BY LENDERS.  Borrower is not and shall not be an
               ---------------------
agent of Lenders for any purpose. Neither Co-Agents nor Lenders are a joint venture partner with Borrower or with the constituent partners in Borrower in any manner whatsoever. Approvals granted by Co-Agents or Lenders for any matters covered under this Agreement shall be narrowly construed to cover only the parties and facts identified in any written approval or, if not in writing, such approvals shall be solely for the benefit of Borrower.

          9.24 INCONSISTENCIES WITH LOAN DOCUMENTS.  In the event of any
               -----------------------------------
inconsistencies between the terms of this Agreement and the terms of any of the other Loan Documents or the Commitment, the terms of this Agreement shall govern and prevail.

          9.25 COUNTERPARTS.  This Agreement may be executed in any number
               ------------
of counterparts each of which shall be deemed an origi nal, but all such counterparts together shall constitute but one agreement.

          9.26 ATTORNEYS' FEES.  For the purpose of this Agreement and the
               ---------------
other Loan Documents, the term "attorneys' fees" or "attorneys' fees and expenses" shall mean the fees and expenses of counsel to the parties hereto, which may include printing, photostating, duplicating and other expenses, air freight charges, and fees billed for law clerks, paralegals, librarians and others not admitted to the Bar but performing services under the supervision of an attorney. The term "attorneys' fees" or "attorneys' fees and costs" shall also include, without limitation, all such fees and expenses incurred with respect to trials, interpleaders, hearings, appeals, bankruptcy or any judicial proceedings, and whether or not any action or proceeding is brought with respect to the matter for which said fees and expenses were incurred.

          9.27 INTERPRETATION.  Where this Agreement grants either Co-
               --------------
Agents, Lenders or Borrower a right of consent or approval, and provides that the right is to be exercised in that party's sole, absolute, final or unfettered discretion or judgment, or language of similar import, then the party's judgment or discretion on that matter shall be final, provided that the party shall act in good faith and not arbitrarily. In all other cases where this Agreement requires the consent or approval of Co-Agents, Lenders or Borrower, such consent or approval shall not be unreasonably withheld or delayed.

          9.28  CONFIDENTIALITY.  Co-Agents and Lenders agree that they shall
                ---------------
maintain confidentiality with regard to nonpublic information concerning Borrower obtained from Borrower, provided that Co-Agents shall not be precluded from making disclosure regarding such information: (a) to each Co-Agent's and each Lender's and its respective counsel, accountants and other professional advisors, (b) in response to a subpoena or order of a court or governmental agency, (c) to any entity participating or considering participating in all or any part of the Notes and Loan Documents, or (d) as required by law or applicable regulation.

          9.29  EFFECTIVENESS.  This Agreement and all other Loan Documents
                -------------
shall be deemed made and effective only when they are executed by all parties thereto and delivered to Lenders in Oregon.

          Under Oregon law, most agreements, promises and commitments made by us
          ----------------------------------------------------------------------
after October 3, 1989, concerning loans and other credit extensions which are
- -----------------------------------------------------------------------------
not for personal, family or household purposes or secured solely by the
- -----------------------------------------------------------------------
borrower's residence must be in writing, express consideration and be signed by
- -------------------------------------------------------------------------------
us to be enforceable.
- ---------------------

               IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the day and year first above written.


                   BORROWER:
                   --------

                   RED LION INNS OPERATING L.P.,
                   a Delaware limited partnership

                   By:  Red Lion Properties, Inc.,
                        a Delaware corporation
                        Its sole General Partner



                        By:  /S/ Anupam Narayan
                             -------------------------
                             Its:



                   CO-AGENTS:
                   ---------

                   UNITED STATES NATIONAL BANK OF OREGON,
                   a national banking association, as a Co-Agent and as a Lender



                   By:  /S/ Glenn Jacobs
                        ------------------------------
                        Its:



                   CIBC INC.,
                   a Delaware corporation, as a Co-Agent and as a Lender



                   By:  /S/ Paul J. Chakmak
                        ------------------------------
                        Its:

                      LENDERS:
                      -------

                      THE BANK OF TOKYO, LTD.,
                      Portland Branch


                      By:  /S/ Hiroki Nakazawa
                           ---------------------------
                           Hiroki Nakazawa

                      Notice Address:

                      Bank of Tokyo, Ltd.
                      1211 S.W. Fifth Avenue, Suite 2300
                      Portland, Oregon  97204
                      Attention:  Hiroki Nakazawa

                               TABLE OF CONTENTS
                               -----------------

                                                                       Page
                                                                       ----
ARTICLE I     DEFINITIONS.............................................    2
     1.1  Certain Defined Terms.......................................    2

ARTICLE II    CONDITIONS TO AGREEMENT.................................   19
     2.1  Conditions Precedent........................................   19
     2.2  Conditions to All Loans.....................................   22

ARTICLE III   AMOUNTS AND TERMS OF LOANS..............................   24
     3.1  Commitments; Loans..........................................   24
     3.2  Interest on the Loans.......................................   28
     3.3  Prepayments and Reductions in Commitments; General
          Provisions Regarding Payments...............................   31
     3.4  Special Provisions Governing Eurodollar Rate
          Loans.......................................................   34
     3.5  Increased Costs; Taxes; Capital Adequacy....................   37
     3.6  [Intentionally Omitted].....................................   40
     3.7  Security....................................................   40
     3.8  Reimbursement of Expenses...................................   41
     3.9  Standby Fee.................................................   41
     3.10 Use of Proceeds.............................................   41

ARTICLE IV    WITHDRAWALS FROM BORROWING BASE.........................   41
     4.1  Withdrawals from Borrowing Base.............................   41
     4.2  Reduction of Commitment Amount Upon Withdrawals.............   42

ARTICLE V     REPRESENTATIONS AND WARRANTIES..........................   42
     5.1  Consideration...............................................   42
     5.2  Organization, Powers and Good Standing......................   42
     5.3  Authorization of Loan Documents.............................   43
     5.4  No Material Defaults........................................   44
     5.5  Litigation; Adverse Facts...................................   44
     5.6  Title to Properties; Liens..................................   45
     5.7  Disclosure..................................................   45
     5.8  Payment of Taxes............................................   45
     5.9  Securities Activities.......................................   45
     5.10 Government Regulations......................................   45
     5.11 Rights to Project Agreements, Permits and
          Licenses....................................................   46
     5.12 Utilities and Access........................................   46
     5.13 Compliance with Laws........................................   46
     5.14 Financial Condition.........................................   46
     5.15 Personal Property...........................................   46
     5.16 No Condemnation.............................................   46
     5.17 Hazardous Materials.........................................   47
     5.18 Ground Leases...............................................   47
     5.19 Tenant Leases...............................................   47
     5.20 Major Personal Property
          Leases......................................................   47
     5.21 Management Agreement........................................   48

     5.22 Employee Benefit Plans.......................................  48
     5.23 Liquor Licenses..............................................  48
     5.24 Other Loan Documents.........................................  48

ARTICLE VI    COVENANTS OF BORROWER....................................  48
     6.1  Consideration................................................  48
     6.2  Financial Statements and Other Reports.......................  48
     6.3  Existence, etc...............................................  51
     6.4  Payment of Taxes and Claims; Tax Consolidation...............  51
     6.5  Maintenance of Property Insurance............................  51
     6.6  Inspection...................................................  52
     6.7  No Encumbrances..............................................  52
     6.8  Compliance with Laws.........................................  53
     6.9  Compliance with Loan Documents...............................  53
     6.10 [Intentionally Omitted.].....................................  53
     6.11 Trade Names..................................................  53
     6.12 Amendment to Documents, Major Personal Property
          Leases.......................................................  53
     6.13 Amendments to Partnership  Agreement.........................  54
     6.14 Restricted Payments..........................................  54
     6.15 Restriction on Fundamental Changes...........................  54
     6.16 ERISA........................................................  54
     6.17 O&M Report...................................................  55
     6.18 Further Assurances...........................................  55
     6.19 Protection of Liens..........................................  55
     6.20 Payment of Indebtedness......................................  55
     6.21 Other Indebtedness...........................................  56
     6.22 Loans and Investments........................................  56
     6.23 Regulations G, T and U.......................................  56
     6.24 FF&E Reserves; Capital Improvements, etc.....................  56
     6.25 Delivery of Leases, Licenses, etc............................  56
     6.26 Leases.......................................................  57
     6.27 Environmental Matters........................................  57

ARTICLE VII   EVENTS OF DEFAULT; REMEDIES..............................  59
     7.1  Events of Default............................................  59
     7.2  Remedies.....................................................  62

ARTICLE VIII  CO-AGENTS................................................  63
     8.1  Appointment..................................................  63
     8.2  Powers; General Immunity.....................................  63
     8.3  Representations and Warranties; No Responsibility
          For Appraisal of Creditworthiness............................  65
     8.4  Right to Indemnity...........................................  66
     8.5  Payee of Note Treated as Owner...............................  66
     8.6  Successor Co-Agents..........................................  66
     8.7  Delivery of Documents........................................  67

ARTICLE IX    MISCELLANEOUS............................................  67
     9.1  Assignments and Participations in Loan.......................  67
     9.2  Expenses.....................................................  69
     9.3  Indemnity....................................................  70
     9.4  Set Off......................................................  71

     9.5  Amendments and Waivers.......................................  71
     9.6  Independence of Covenants....................................  72
     9.7  Time is of the Essence.......................................  72
     9.8  Notices......................................................  72
     9.9  Failure or Indulgence Not Waiver; Remedies Cumulative........  74
     9.10 Severability.................................................  74
     9.11 Headings.....................................................  74
     9.12 Applicable Law...............................................  74
     9.13 Successors and Assigns; Subsequent Holders of
          Notes........................................................  75
     9.14 Nonrecourse..................................................  75
     9.15 Authority to File Notices....................................  76
     9.16 Payments Under the Notes.....................................  76
     9.17 Ratable Sharing..............................................  76
     9.18 Obligations Several; Independent Nature of
          Lenders' Rights..............................................  77
     9.19 Waiver of Jury Trial.........................................  77
     9.20 Consent to Jurisdiction
          and Service of Process.......................................  78
     9.21 No Waiver....................................................  79
     9.22 Incorporation of Exhibits....................................  79
     9.23 Disclaimer by Lenders........................................  79
     9.24 Inconsistencies with Loan Documents..........................  79
     9.25 Counterparts.................................................  79
     9.26 Attorneys' Fees..............................................  79
     9.27 Interpretation...............................................  79
     9.28 Confidentiality..............................................  80
     9.29 Effectiveness................................................  80

EXHIBIT A      LIST OF PROJECTS........................................ A-1

EXHIBIT B      FORM OF ASSIGNMENT AND ACCEPTANCE....................... B-1

EXHIBIT C      COMPLIANCE CERTIFICATE.................................. C-1

EXHIBIT D      FORM OF NOTICE OF BORROWING............................. D-1

EXHIBIT E      FORM OF NOTICE OF CONVERSION/CONTINUATION............... E-1

EXHIBIT F      INITIAL PRO RATA SHARES................................. F-1

EXHIBIT G      FORM OF FORM OF REVOLVING NOTE.......................... G-1

EXHIBIT H      FORM OF TERM NOTE....................................... H-1

EXHIBIT I      FORM OF FINANCIAL CONDITION CERTIFICATE................. I-1

                                   EXHIBIT A

                                LIST OF PROJECTS

                                            BORROWING         RELEASE
                                           BASE VALUE         PERCENTAGE
                                           ----------         ----------

1.          Bellevue Center Red Lion       $ 8,700,000         4.0%
            (Bellevue, Washington)

2.          Boise Riverside Red Lion Inn    25,300,000        11.7%
            (Boise, Idaho)

3.          Colorado Springs Red Lion       25,500,000        11.8%
            Inn (Colorado Springs,
            Colorado)

4.          Lloyd Center Red Lion Inn       47,300,000        21.8%
            (Portland, Oregon)

5.          Omaha Red Lion Inn              26,500,000        12.3%
            (Omaha, Nebraska)

6.          Portland Center Red Lion        19,000,000         8.8%
            Inn (Portland, Oregon)

7.          Sacramento Red Lion Inn         33,600,000        15.5%
            (Sacramento, California)

8.          Springfield/Eugene Red           9,600,000         4.4%
            Lion Inn (Springfield,
            Oregon)

9.          Spokane Red Lion Inn            11,900,000         5.5%
            (Spokane, Washington)

10.         Yakima Valley Red Lion           9,200,000         4.2%
            (Yakima, Washington)

                                   EXHIBIT B

                       FORM OF ASSIGNMENT AND ACCEPTANCE



          This ASSIGNMENT AND ACCEPTANCE (this "AGREEMENT") is dated as of ____________, 199_ and entered into by and between ____________________
("ASSIGNOR") and _____________________ ("ASSIGNEE").


                            PRELIMINARY STATEMENTS

          A. Assignor has entered into an Amended and Restated Credit Agreement dated as of April 14, 1995 (said Amended and Restated Credit Agreement, as amended to the date hereof and as it may hereafter be amended, supplemented or otherwise modified from time to time, being the "CREDIT AGREEMENT", the terms defined therein and not otherwise defined herein being used herein as therein defined) with RED LION INNS OPERATING L.P., a Delaware limited partnership ("BORROWER"), the other financial institutions listed therein as Lenders ("LENDERS"), and UNITED STATES NATIONAL BANK OF OREGON, a national banking association ("USNB"), and CIBC INC., a Delaware corporation ("CIBC"), as Co-Agents ("CO-AGENTS").

          [B. Assignor has made a Term Loan to Borrower pursuant to Section 3.1(a)(i) of the Credit Agreement.]

          [C. Assignor has a Revolving Loan Commitment under the Credit Agreement pursuant to which Assignor [has made and] may be required to make Revolving Loans to Borrower pursuant to Section 3.1(a)(ii) of the Credit Agreement.]

          D. Assignor desires to assign to Assignee its rights and obligations as a Lender under the Credit Agreement and the other Loan Documents with respect to [a portion of] Assignor's Term Loan and Assignor's Revolving Loan Commitment [and outstanding Revolving Loans], and Assignee has agreed to assume the obligations of Assignor under the Loan Documents to the extent of the rights and obligations so assigned.

          NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto hereby agree as follows:

          SECTION 1.  ASSIGNMENT AND ASSUMPTION.
                      -------------------------

          (a) Assignor hereby assigns to Assignee, [effective upon the receipt of the consideration set forth in Section 1(c),] without recourse, representation or warranty (except as expressly set forth herein), an undivided _____% interest (the

"PERCENTAGE") in all of Assignor's rights and obligations as a Lender arising under the Credit Agreement and the other Loan Documents relating to Assignor's Term Loan [Commitment] and Assignor's Revolving Loan Commitment [and outstanding Revolving Loans].

          (b) Assignee hereby assumes from Assignor, and Assignor is hereby expressly and absolutely released from, the Percentage of all of Assignor's obligations arising under the Loan Documents relating to Assignor's Term Loan [Commitment] and Assignor's Revolving Loan Commitment [and outstanding Revolving Loans], including without limitation all such obligations with respect to any Revolving Loans to be made pursuant to the Credit Agreement.

          [(c)   Assignor hereby represents and warrants that as of the
effective date of this Agreement the unpaid principal amount, accrued but unpaid interest and accrued but unpaid fees with respect to the Percentage of Assignor's rights under the Credit Agreement relating to Assignor's Term Loan and Assignor's Revolving Loan Commitment [and outstanding Revolving Loans] are as set forth on Annex I attached hereto. In consideration of Assignor's
                -------
assignment, Assignee hereby agrees to pay to Assignor, on the effective date of this Agreement, the amount of $_________________ in immediately available funds by wire transfer to Assignor's office at ____________________________________________________________________.]

          [(d)]  Assignor and Assignee hereby agree that Annex [II] attached
                                                         ----------
hereto sets forth the amount of the Term Loan, the Revolving Loan Commitment[, the outstanding Revolving Loans] and the Pro Rata Share of Assignee after giving effect to the assignment and assumption described above.

          [(e)] Assignor and Assignee hereby agree that, upon giving effect to the assignment and assumption described above, Assignee shall be a party to the Credit Agreement and shall have all of the rights and obligations under the Loan Documents of, and shall be deemed to have made all of the covenants and agreements contained in the Loan Documents made by, a Lender having the Term Loan, Revolving Loan Commitment[, outstanding Revolving Loans] and Pro Rata Share of Assignee as reflected on Annex [II] attached hereto. Assignee hereby
                                  ----------
acknowledges and agrees that the agreement set forth in this subsection 1[(e)] is expressly made for the benefit of Borrower, Agent, Assignor and the other Lenders and their respective successors and permitted assigns.

          [(f)] Assignor and Assignee hereby acknowledge and confirm their understanding and intent that (i) this Agreement shall effect the assignment by Assignor and the assumption by Assignee of the Percentage of Assignor's rights and obligations with respect to Assignor's Term Loan and Assignor's Revolving

Loan Commitment [and outstanding Revolving Loans] and all rights and obligations under the Loan Documents with respect thereto, (ii) any other assignments by Assignor of a portion of its rights and obligations with respect to Assignor's Term Loan and Assignor's Revolving Loan Commitment [and outstanding Revolving Loans] shall have no effect on the Term Loan, Revolving Loan Commitment[, outstanding Revolving Loans] and Pro Rata Share of Assignee set forth on Annex
                                                                         -----
[II] attached hereto, and (iii) from and after the effective date of this
- ----
Agreement, Agent shall make all payments under the Credit Agreement in respect of the Percentage interest assigned hereby (including without limitation all payments of principal and accrued but unpaid interest and commitment fees with respect thereto) to Assignee, whether such amounts (in the case of such interest and fees) have accrued prior to the effective date of this Agreement or subsequent thereto.

          SECTION 2.  CERTAIN REPRESENTATIONS, WARRANTIES AND AGREEMENTS.
                      --------------------------------------------------

          (a) Assignor represents and warrants that it is the legal and beneficial owner of the Percentage interest being assigned by it hereunder and that such interest is free and clear of any adverse claim.

          (b) Assignor shall not be responsible to Assignee for the execution, effectiveness, genuineness, validity, enforceability, collectibility or sufficiency of any of the Loan Documents or for any representations, warranties, recitals or statements made therein or made in any written or oral statement or in any financial or other statements, instruments, reports or certificates or any other documents furnished or made by Assignor to Assignee or by or on behalf of Borrower to Assignor or Assignee in connection with the Loan Documents and the transactions contemplated thereby or for the financial condition or business affairs of Borrower or any other Person liable for the payment of any Obligations, nor shall Assignor be required to ascertain or inquire as to the performance or observance of any of the terms, conditions, provisions, covenants or agreements contained in any of the Loan Documents or as to the use of the proceeds of the Loans or as to the existence or possible existence of any Event of Default or Potential Event of Default.

          (c) Assignee represents and warrants that it is an Eligible Assignee; that it has experience and expertise in the making of loans such as the Loans; that it has acquired its Percentage interest for its own account and not with any present intention of selling all or any portion of such interest; and that it has received, reviewed and approved copies of all Loan Documents.

          (d) Assignee represents and warrants that it has made its own independent investigation of the financial condition and affairs of Borrower in connection with the assignment evidenced by this Agreement and that it has made and shall continue to make its own appraisal of the creditworthiness of Borrower. Assignor shall not have any duty or responsibility, either initially or on a continuing basis, to make any such investigation or any such appraisal on behalf of Assignee or to provide Assignee with any credit or other information with respect thereto, whether coming into its possession before the making of the initial Loans or at any time or times thereafter, and Assignor shall not have any responsibility with respect to the accuracy of or the completeness of any information provided to Assignee.

          (e) Each party to this Agreement represents and warrants to the other party hereto that it has full power and authority to enter into this Agreement and to perform its obligations hereunder in accordance with the provisions hereof, that this Agreement has been duly authorized, executed and delivered by such party and that this Agreement constitutes a legal, valid and binding obligation of such party, enforceable against such party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and by general principles of equity.

          SECTION 3.  MISCELLANEOUS.
                      -------------

          (a) Each party to this Agreement hereby agrees from time to time, upon request of the other party hereto, to take such additional actions and to execute and deliver such additional documents and instruments as such other party may reasonably request to effect the transactions contemplated by, and to carry out the intent of, this Agreement.

          (b) Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated, except by an instrument in writing signed by the party against whom enforcement of such change, waiver, discharge or termination is sought.

          (c) Unless otherwise specifically provided herein, any notice or other communication herein required or permitted to be given shall be in writing and may be personally served, telecopied, telexed or sent by United States mail or courier service and shall be deemed to have been given when delivered in person or by courier service, upon receipt of telecopy or telex, or four Business Days after depositing it in the United States mail, registered or certified, with postage prepaid and properly addressed. For the purposes hereof, the address of each party hereto shall be as set forth under such party's name on the signature page hereof or, as to either party, such other address as shall be designated by such party in a written notice delivered to the other party hereto.

          (d) In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

          (e) THIS AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF OREGON, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

          (f) This Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

          (g) This Agreement may be executed in one or more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

          (h) This Agreement shall become effective upon (i) the execution of a counterpart hereof by each of Assignor and Assignee, (ii) the execution of a counterpart hereof by USNB as evidence of its acceptance hereof in accordance with Section 9.1(b)(ii) of the Credit Agreement, and (iii) the receipt by Assignor, Assignee and USNB of originals or telecopies of such counterparts and authorization of delivery thereof.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.


                                    [NAME OF ASSIGNOR]


                                    By: __________________________

                                    Title: _______________________

                                    Notice Address:

                                    ___________________________
                                    ___________________________
                                    ___________________________
                                    ___________________________



                                    [NAME OF ASSIGNEE]

                                    By: __________________________

                                    Title: _______________________

                                    Notice Address:

                                    ___________________________
                                    ___________________________
                                    ___________________________
                                    ___________________________


Accepted in accordance with
Section 9.1(b)(ii) of the
Credit Agreement

UNITED STATES NATIONAL BANK
  OF OREGON, as Co-Agent


By: ____________________________
Title:__________________________

                                    [ANNEX I

                              AMOUNTS OUTSTANDING



       Outstanding Principal Amount:

            Term Loan:                  $_________

            Revolving Loans:            $_________

            Total:                                  $_________

       Accrued But Unpaid Interest:                 $_________

       Accrued But Unpaid Fees:                     $_________

       Total Principal, Interest and Fees:          $_________]

                                  ANNEX [II]

                             ASSIGNEE'S TERM LOAN,
                          REVOLVING LOAN COMMITMENT[,
                        OUTSTANDING REVOLVING LOANS] AND
                        PRO RATA SHARE AFTER ASSIGNMENT



            Term Loan:                         $_________

            Revolving Loan Commitment:         $_________

            [Outstanding Revolving Loans:      $_________]

            Pro Rata Share                        ____%

                                   EXHIBIT C

                        FORM OF COMPLIANCE CERTIFICATE


THE UNDERSIGNED HEREBY CERTIFIES THAT:

          (1) The undersigned is the __________ of Red Lion Properties, Inc., a Delaware corporation, the general partner in Red Lion Inns Operating L.P., a Delaware limited partnership ("Borrower");

          (2) The undersigned has reviewed the terms of the Amended and Restated Credit Agreement dated as of April 14, 1995 among Borrower, the financial institutions listed therein as Lenders, United States National Bank of Oregon and CIBC Inc. (the "Credit Agreement"), and has made, or has caused to be made under the undersigned's supervision, a detailed review of the transactions and conditions of Borrower, during the accounting period covered by the attached financial statements;

          (3) The examinations described in paragraph (2) did not disclose, and the undersigned has no knowledge of, the existence of any condition or event which constitutes an Event of Default or Potential Event of Default during or at the end of the accounting period covered by the attached financial statements or as of the date of this Certificate, except as set forth below; and

          (4) All of the representations and warranties contained in Article V are true, correct and complete and Borrower is not in default under any covenant set forth in Article VI of the Credit Agreement as of the date of this Certificate, except as set forth below.

          Describe below (or in a separate attachment to this Certificate) the exceptions, if any, to paragraphs (3) and (4) by listing, in detail, the nature of the condition or event, the period during which it has existed and the action which Borrower has taken, is taking, or proposes to take with respect to each such condition or event:

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

          The foregoing certifications, together with the financial statements delivered with this Certificate in support hereof, are made and delivered this _______ day of ________________, 19___ pursuant to Section 6.2(c) of the Credit Agreement.


                         RED LION INNS OPERATING L.P.,
                         a Delaware limited partnership

                         BY: RED LION PROPERTIES, INC.,
                             a Delaware corporation,
                             Its Sole General Partner


                              By:  __________________________
                              Its: __________________________

                                   EXHIBIT D

                          FORM OF NOTICE OF BORROWING


          Pursuant to that certain Amended and Restated Credit Agreement dated as of April 14, 1995, as amended to the date hereof (said Amended and Restated Credit Agreement, as so amended, being the "CREDIT AGREEMENT", the terms defined therein and not otherwise defined herein being used herein as therein defined), by and among RED LION INNS OPERATING L.P., a Delaware limited partnership ("BORROWER"), the financial institutions listed therein as Lenders ("LENDERS"), and UNITED STATES NATIONAL BANK OF OREGON, a national banking association ("USNB"), and CIBC INC., a Delaware corporation ("CIBC"), as Co-Agents ("CO-AGENTS"), this represents Borrower's request to borrow on _____________, 199_ from USNB and CIBC, in accordance with their applicable Pro Rata Shares, $______________ in Revolving Loans as [Base] [Eurodollar] Rate Loans. [The initial Interest Period for such Loans is requested to be a _________ [month] period.] The proceeds of such Loans are to be deposited in Borrower's account at USNB.

          The undersigned Authorized Representative of Borrower, to the best of his or her knowledge, and Borrower certify that:

          (i) The representations and warranties contained in the Credit Agreement and the other Loan Documents are true, correct and complete in all material respects on and as of the date hereof to the same extent as though made on and as of the date hereof, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties were true, correct and complete in all material respects on and as of such earlier date;

          (ii) No event has occurred and is continuing or would result from the consummation of the borrowing contemplated hereby that would constitute an Event of Default or a Potential Event of Default; and

          (iii) Borrower has performed in all material respects all agreements and satisfied all conditions which the Credit Agreement provides shall be performed or satisfied by it on or before the date hereof.

DATED: _________________      RED LION INNS OPERATING L.P.,
                              a Delaware limited partnership

                              BY: RED LION PROPERTIES, INC.,
                                  a Delaware corporation,
                                  Its Sole General Partner


                                    By:  _________________________
                                    Its: _________________________

                                   EXHIBIT E

                   FORM OF NOTICE OF CONVERSION/CONTINUATION


          Pursuant to that certain Amended and Restated Credit Agreement dated as of April 14, 1995, as amended to the date hereof (said Amended and Restated Credit Agreement, as so amended, being the "CREDIT AGREEMENT", the terms defined therein and not otherwise defined herein being used herein as therein defined), by and among RED LIONS INNS OPERATING L.P., a Delaware limited partnership ("BORROWER"), the financial institutions listed therein as Lenders, and UNITED STATES NATIONAL BANK OF OREGON, a national banking association, and CIBC INC., a Delaware corporation, as Co-Agents, this represents Borrower's request to [SELECT A OR B WITH APPROPRIATE INSERTIONS AND DELETIONS: [A: convert $_________ in principal amount of presently outstanding [Term] [Revolving] Loans that are [Base] [Eurodollar] Rate Loans [with a final Interest Payment Date of ____________, 199_] to [Base] [Eurodollar] Rate Loans on ____________, 199_.
[The initial Interest Period for such [Eurodollar] Rate Loans is requested to be a _________ [month] period.]] [B: continue as [Eurodollar] Rate Loans $_________ in principal amount of presently outstanding [Term] [Revolving] Loans with a final Interest Payment Date of ____________, 199_. The Interest Period for such [Eurodollar] Rate Loans commencing on such final Interest Payment Date is requested to be a ________ [month] period.]]

          [FOR CONVERSIONS TO OR CONTINUATIONS OF EURODOLLAR RATE LOANS ONLY:
The undersigned Authorized Representative of Borrower, to the best of his or her knowledge, and Borrower certify that no Event of Default or Potential Event of Default has occurred and is continuing under the Credit Agreement.]

DATED: _________________      RED LION INNS OPERATING L.P.,
                              a Delaware limited partnership

                              BY: RED LION PROPERTIES, INC.,
                                  a Delaware corporation,
                                  Its Sole General Partner


                                    By:  _________________________
                                    Its: _________________________

                                   EXHIBIT F

                            INITIAL PRO RATA SHARES

                 Term Loan         Pro Rata Share        Revolving Loan        Pro Rata Share         Pro Rata Share
 Lender          Commitment       (re: Term Loans)         Commitment         (re: Rev. Loans)          (Overall)
- ----------       ----------       ----------------        ------------        ----------------        ------------
USNB            $45,991,930          45.0973%               $7,065,000               50%              45.6939%
CIBC             45,991,930          45.0973%                7,065,000               50%              45.6939%
Bank of          10,000,000           9.8054%                      -0-               -0-               8.6122%
 Tokyo



               ------------          --------               ----------        ----------              --------
 TOTAL         $101,983,860              100%              $14,130,000              100%                  100%

                                   EXHIBIT G


                            SECURED PROMISSORY NOTE
                            -----------------------
                                  (REVOLVING)


$___________________                                              APRIL 14, 1995


          1.  PRINCIPAL.
              ---------

          For value received, in installments as herein provided, RED LION INNS OPERATING L.P., a Delaware limited partnership ("Maker"), promises to pay to the order of ______________________ ______________________, a______________________
("HOLDER"), the principal sum of ______________________________________________
Dollars ($____________________) or so much thereof as shall from time to time be disbursed hereunder, together with accrued interest from the date of disbursement hereunder on the outstanding principal at the rate set forth in Paragraph 4 below. As used herein, the term "HOLDER" shall mean Holder and any subsequent holder of this Note, whichever is applicable from time to time.

          2.  PAYMENTS OF PRINCIPAL AND INTEREST.
              -----------------------------------

          A. Commencing on May 1, 1995 and continuing on the first day of each month thereafter until April 14, 1996 (the "MATURITY DATE"), interest shall be due and payable monthly in arrears, on the first day of each month.

          B. The outstanding principal balance hereof, together with all unpaid interest accrued thereon, and all other amounts payable by Maker under the terms of the Loan Documents (as hereinafter defined) shall be due and payable in full on the Maturity Date.

          C. If the Maturity Date or the date for payment of any installment of principal or interest should fall on a day that is not a Business Day (as defined in the Credit Agreement referred to below) the payment that would otherwise be due thereon shall instead be due on the next-succeeding Business Day, and such extension of time shall be included in computing any interest with respect to such payment.

          D. This Note is one of Maker's "Revolving Notes" in the aggregate principal amount of $14,130,000.00 and is issued pursuant to and entitled to the benefits of that certain Amended and Restated Credit Agreement, dated as of April 14, 1995, by and among Maker, the financial institutions listed therein as Lenders, and United States National Bank of Oregon, a national banking association ("USNB"), and CIBC Inc., a Delaware corporation

("CIBC"), as Co-Agents (such Credit Agreement as it may be amended, supplemented or otherwise modified from time to time, being the "CREDIT AGREEMENT"). All payments of principal and interest in respect of this Note shall be made in lawful money of the United States of America in same day funds at the office of USNB located at 555 S.W. Oak Street, Portland, Oregon 97204, or at such other place as shall be designated in writing for such purpose in accordance with the terms of the Credit Agreement.

          3.  PREPAYMENT.
              -----------

          This Note may be prepaid in full or in part, at any time without premium, except that Maker shall indemnify, defend and hold Holder harmless from and against any and all loss resulting from a payment of a Eurodollar Rate Loan (as defined in the Credit Agreement) on a date which is not the last day of the applicable Interest Period (as defined in the Credit Agreement), as specified in subsection 3.4(d) of the Credit Agreement. Subject to the terms and conditions of the Credit Agreement, Maker shall have the right to reborrow any amounts so prepaid.

          4.  INTEREST.
              ---------

          Maker agrees to pay interest on the outstanding principal balance hereof at the rates and at the times which shall be determined in accordance with the Credit Agreement.

          5.  APPLICATION OF PAYMENTS.
              -----------------------

     Payments received by Holder pursuant to the terms hereof shall be applied in the following manner: first, to the payment of all expenses, charges, costs and fees incurred by or payable to Holder and for which Maker is obligated pursuant to the terms of the Loan Documents (as defined in the Credit Agreement); second, to the payment of all interest accrued to the date of such payment; and third, to the payment of principal. Notwithstanding anything to the contrary contained herein, after the occurrence and during the continuation of an Event of Default, all amounts received by Holder from any party shall be applied in such order as Holder, in its sole discretion, may elect.

          6.   SECURITY.
               ---------

          This Note is issued pursuant to the Credit Agreement, and is secured inter alia by the Deeds of Trust (as defined in the Credit Agreement) and the
- ----------
other Loan Documents.

          7.  ACCELERATION BY REASON OF TRANSFER.
              -----------------------------------

          The Deeds of Trust contain limitations on the right of Maker to transfer the property encumbered thereby (the "PROPERTY"), and, in the event of certain transfers of the Property without the prior written consent of Co-Agents, the Co-Agents have the absolute right at their option, without demand or notice, to declare all or certain portions of the sums secured by the Deeds of Trust immediately due and payable.

          8.  EVENT OF DEFAULT.
              -----------------

          The occurrence of any of the following shall be deemed to be an event of default ("EVENT OF DEFAULT") hereunder:

          (a) default in the payment of principal or interest when due pursuant to the terms hereof; or

          (b) the occurrence of an Event of Default under the Loan Documents or under any deed of trust, security agreement, lease assignment, guaranty or other agreement (including any amendment, modification or extension thereof) now or hereafter securing this Note.

          9.  REMEDIES.
              ---------

          Upon the occurrence of an Event of Default and without demand or notice, the entire balance of principal together with all accrued interest thereon may become or may be declared to be due and payable in the manner, upon the conditions and with the effect provided in the Credit Agreement. Upon the occurrence of an Event of Default (and so long as such Event of Default shall continue), the entire balance of principal together with all accrued interest thereon shall bear interest at a per annum rate set forth in subsection 3.2(e) of the Credit Agreement. No delay or omission in the exercise of any right under this Note or under any of the Loan Documents shall operate as a waiver of such right. The application of this default rate shall not be interpreted or deemed to extend any cure period set forth in any Loan Document or otherwise limit any remedies hereunder or thereunder.

          10.  WAIVER.
               -------

          Maker hereby waives diligence, presentment, protest and demand, notice of protest, dishonor and nonpayment of this Note and expressly agrees that, without in any way affecting the liability of Maker hereunder, Holder may extend any maturity date or the time for payment of any installment due hereunder, accept additional security, release any party liable hereunder and release any security now or hereafter securing this Note. Maker further waives, to the full extent permitted by law, the right to plead any and all statutes of limitations as a defense to any demand on this Note, or on any deed of trust, security agreement, lease assignment, guaranty or other agreement now or hereafter securing this Note.

          11.  ATTORNEYS' FEES.
               ----------------

          If this Note is not paid when due or if any Event of Default occurs, Maker promises to pay all costs of enforcement and collection, including but not limited to, Holder's reasonable attorneys' fees, whether or not any action or proceeding is brought to enforce the provisions hereof.

          12.  SEVERABILITY.
               -------------

          Every provision of this Note is intended to be severable. In the event any term or provision hereof is declared by a court of competent jurisdiction, to be illegal or invalid for any reason whatsoever, such illegality or invalidity shall not affect the balance of the terms and provisions hereof, which terms and provisions shall remain binding and enforceable.

          13.  INTEREST RATE LIMITATION.
               -------------------------

          It is the intent of Maker and Holder in the execution of this Note and all other instruments securing this Note that the loan evidenced hereby be exempt from the restrictions of the usury laws of the State of Oregon. In the event that, for any reason, it should be determined that the Oregon usury law is applicable to the Loan, Holder and Maker stipulate and agree that none of the terms and provisions contained herein or in any of the Loan Documents shall ever be construed to create a contract for the use, forbearance or detention of money requiring payment of interest at a rate in excess of the maximum interest rate permitted to be charged by the laws of the State of Oregon. In such event, if any Holder of this Note shall collect monies which are deemed to constitute interest which would otherwise increase the effective interest rate on this Note to a rate in excess of the maximum rate permitted to be charged by the laws of the State of Oregon, all such sums deemed to constitute interest in excess of such maximum rate shall, at the option of Holder, be credited to the payment of the sums due hereunder or returned to Maker.

          14.  NUMBER AND GENDER.
               ------------------

          In this Note the singular shall include the plural and the masculine shall include the feminine and neuter gender, and vice versa, if the context so requires.

          15.  HEADINGS.
               ---------

          Headings at the beginning of each numbered Paragraph of this Note are intended solely for convenience and are not to be deemed or construed to be a part of this Note.

          16. CHOICE OF LAW.
              --------------

          Maker, and Holder by its acceptance of this Note, agree that their rights and obligations under this Note and under the other Loan Documents shall be governed by and construed and interpreted in accordance with the internal law of the State of Oregon without giving effect to any contrary conflict-of-law rules and principles of such state. The parties further agree and stipulate that the State of Oregon has a substantial relationship to the parties and to the underlying transactions evidenced by this Note and the other Loan Documents. Notwithstanding the foregoing, the parties agree that:

          (a) The procedures governing the enforcement of foreclosure and provisional remedies against Maker, including by way of illustration but not limitation, actions for foreclosure, replevin, for claim and delivery of property, for injunctive relief or for the appointment of a receiver shall be governed by the laws of the State in which the applicable real property is located; and

          (b) Applicable law in the State in which the applicable real property is located will be followed to the extent required in connection with the foreclosure of the security interests and liens created hereby and under the other Loan Documents.

          Nothing contained in this Paragraph 16 shall be construed to provide that the substantive law of the States in which the real properties are located shall apply to the parties' rights and obligations hereunder or under the other Loan Documents, which are and shall continue to be governed by the substantive law of the State of Oregon. In addition, the fact that portion of the Loan Document may include provision to conform to the law of other jurisdictions is intended nor shall it be deemed in any way to derogate the parties' choice of law set forth in this Paragraph 16. The parties further agree that Holder may enforce its rights under the Loan Documents, including but not limited to, its rights to sue Maker, to collect any outstanding indebtedness or to obtain a judgment for any deficiency following foreclosure, in accordance with Oregon law.

          17.  NONRECOURSE.
               ------------

          Notwithstanding anything to the contrary contained herein or in any of the other Loan Documents, Holder, by its acceptance of this Note, agrees that neither Maker nor any of its constituent partners (the "NONRECOURSE PARTIES") shall be personally liable for the payment of any sums now or hereafter owing Holder under the terms of this Note, except as set forth below in this Paragraph
17. If an Event of Default should occur hereunder or under the other Loan Documents, Holder agrees that its rights, as to the Nonrecourse Parties, shall be limited to proceeding against the security for the indebtedness evidenced by this Note against any guarantor of this Note (including, without limitation, any Nonrecourse Party) or against any party other than the Nonrecourse Parties and that it shall have no right to proceed directly against the Nonrecourse Parties for the satisfaction of any monetary obligation of or enforcement of any monetary claim against Maker or for any deficiency judgment remaining after foreclosure of any real or personal property securing the obligations of Maker hereunder or under the other Loan Documents. It is expressly understood and agreed, however, that nothing contained in this Paragraph 17 shall in any manner or way constitute or be deemed a release of the debt evidenced by this Note or otherwise affect or impair the enforceability against Maker of the liens of the Deeds of Trust, the liens of any assignments executed pursuant to the Credit Agreement or the other Loan Documents or the rights and security interests created by the Deeds of Trust or any other instrument or agreement evidencing, securing or related to the indebtedness evidenced by this Note. Nothing in this Paragraph 17 shall:
(a) preclude foreclosure of the liens of the Deeds of Trust or from the enforcement against Maker or its assets (including, without limitation, any or all of the Collateral (as defined in the Credit Agreement)) of any rights or remedies in law or in equity, pursuant to the Credit Agreement or the other Loan Documents except as stated in this Paragraph 17; (b) impair, in any manner, any right, remedy or recourse against any party executing a guaranty (including, without limitation, any Nonrecourse Party); (c) impair, in any manner, any right, remedy or recourse against the Nonrecourse Parties for fraud or for fraudulent misapplication of insurance proceeds or condemnation awards; (d) impair, in any manner, any right, remedy or recourse against the Nonrecourse Parties for indemnification pursuant to the Loan Documents arising out of the existence or alleged existence of hazardous waste at one or more of the Projects; or (e) impair, in any manner, any right, remedy or recourse against the Nonrecourse Parties for Maker's failure to procure or maintain policies of insurance required by Holder.

          18.  ATTORNEYS' FEES.
               ---------------

          As used herein, the terms "attorneys' fees" or "attorneys' fees and expenses" shall have the meaning given such terms in Section 9.26 of the Credit Agreement.

          IN WITNESS WHEREOF, Maker has caused this Note to be duly executed and delivered as of the date first above written.


                         RED LION INNS OPERATING L.P.,
                         a Delaware limited partnership


                         BY: RED LION PROPERTIES, INC.,
                             a Delaware corporation,
                             its sole general partner


                              By:  __________________________
                              Its: __________________________

                                 TRANSACTIONS
                                      ON
                                REVOLVING NOTE
                                --------------


                                      AMOUNT OF   OUTSTANDING
       TYPE OF   AMOUNT OF            PRINCIPAL    PRINCIPAL
      LOAN MADE  LOAN MADE  MATURITY    PAID        BALANCE    NOTATION
DATE  THIS DATE  THIS DATE  OF LOAN   THIS DATE    THIS DATE    MADE BY
- ----  ---------  ---------  -------   ---------    ---------   --------

                                   EXHIBIT H


                            SECURED PROMISSORY NOTE
                            -----------------------
                                    (TERM)


$___________________                                             APRIL 14, 1995


          1.  PRINCIPAL.
              ---------

          For value received, in installments as herein provided, RED LION INNS OPERATING L.P., a Delaware limited partnership ("Maker"), promises to pay to the order of _______________________, a ____________________________,("HOLDER"), the
principal sum of __________________________________________ Dollars
($_______________) or so much thereof as shall from time to time be disbursed hereunder, together with accrued interest from the date of disbursement hereunder on the outstanding principal at the rate set forth in Paragraph 4 below. As used herein, the term "HOLDER" shall mean Holder and any subsequent holder of this Note, whichever is applicable from time to time.

          2.  PAYMENTS OF PRINCIPAL AND INTEREST.
              -----------------------------------

          A. Commencing on May 1, 1995 and continuing on the first day of each month thereafter until April 14, 1996 (the "MATURITY DATE"), interest shall be due and payable monthly in arrears, on the first day of each month.

          B. Payments of principal shall be due and payable in monthly installments of the "INSTALLMENT AMOUNT" commencing on May 1, 1995 and continuing on the first day of each month thereafter until the Maturity Date, at which time all outstanding principal, together with all unpaid interest accrued thereon, and all other amounts payable by Maker under the terms of the Loan Documents (as hereinafter defined) shall be due and payable in full. As used herein, the "INSTALLMENT AMOUNT" shall mean, as of the first day of any month, the amount set forth in subsection 3.1(e) of the Credit Agreement (as hereinafter defined) for such date multiplied by a ___% [Holder's Pro Rata Share of Term Loans].

          C. If the Maturity Date or the date for payment of any installment of principal or interest should fall on a day that is not a Business Day (as defined in the Credit Agreement) the payment that would otherwise be due thereon shall instead be due on the next-succeeding Business Day, and such extension of time shall be included in computing any interest with respect to such payment.

          D. This Note is one of Maker's "Term Notes" in the aggregate principal amount of $101,983,860.00 and is issued pursuant to and entitled to the benefits of that certain Amended and Restated Credit Agreement, dated as of April 14, 1995, by and among Maker, the financial institutions listed therein as Lenders, and United States National Bank of Oregon, a national banking association ("USNB"), and CIBC Inc., a Delaware corporation ("CIBC"), as Co-Agents (such Credit Agreement as it may be amended, supplemented or otherwise modified from time to time, being the "CREDIT AGREEMENT"). All payments of principal and interest in respect of this Note shall be made in lawful money of the United States of America in same day funds at the office of USNB located at 501 S.E. Hawthorne Blvd., Portland, Oregon 97214, or at such other place as shall be designated in writing for such purpose in accordance with the terms of the Credit Agreement.

          3.  PREPAYMENT.
              -----------

          This Note may be prepaid in full or in part, at any time without premium, except that Maker shall indemnify, defend and hold Holder harmless from and against any and all loss resulting from a payment of a Eurodollar Rate Loan (as defined in the Credit Agreement) on a date which is not the last day of the applicable Interest Period (as defined in the Credit Agreement), as specified in subsection 3.4(d) of the Credit Agreement. In no event shall Maker have the right to reborrow any amounts so prepaid.

          4.  INTEREST.
              ---------

          Maker agrees to pay interest on the outstanding principal balance hereof at the rates and at the times which shall be determined in accordance with the Credit Agreement.

          5.  APPLICATION OF PAYMENTS.
              -----------------------

     Payments received by Holder pursuant to the terms hereof shall be applied in the following manner: first, to the payment of all expenses, charges, costs and fees incurred by or payable to Holder and for which Maker is obligated pursuant to the terms of the Loan Documents (as defined in the Credit Agreement); second, to the payment of all interest accrued to the date of such payment; and third, to the payment of principal. Notwithstanding anything to the contrary contained herein, after the occurrence and during the continuation of an Event of Default, all amounts received by Holder from any party shall be applied in such order as Holder, in its sole discretion, may elect.

          6.   SECURITY.
               ---------

          This Note is issued pursuant to the Credit Agreement, evidences a term loan from Holder to Maker in the original principal amount set forth above, and is secured inter alia by the
           ----------

Deeds of Trust (as defined in the Credit Agreement) and the other Loan
Documents.

          7.  ACCELERATION BY REASON OF TRANSFER.
              -----------------------------------

          The Deeds of Trust contain limitations on the right of Maker to transfer the property encumbered thereby (the "PROPERTY"), and, in the event of certain transfers of the Property without the prior written consent of Co-Agents, the Co-Agents have the absolute right at their option, without demand or notice, to declare all or certain portions of the sums secured by the Deeds of Trust immediately due and payable.

          8.  EVENT OF DEFAULT.
              -----------------

          The occurrence of any of the following shall be deemed to be an event of default ("EVENT OF DEFAULT") hereunder:

          (a) default in the payment of principal or interest when due pursuant to the terms hereof; or

          (b) the occurrence of an Event of Default under the Loan Documents or under any deed of trust, security agreement, lease assignment, guaranty or other agreement (including any amendment, modification or extension thereof) now or hereafter securing this Note.

          9.  REMEDIES.
              ---------

          Upon the occurrence of an Event of Default and without demand or notice, the entire balance of principal together with all accrued interest thereon may become or may be declared to be due and payable in the manner, upon the conditions and with the effect provided in the Credit Agreement. Upon the occurrence of an Event of Default (and so long as such Event of Default shall continue), the entire balance of principal together with all accrued interest thereon shall bear interest at a per annum rate set forth in subsection 3.2(e) of the Credit Agreement. No delay or omission in the exercise of any right under this Note or under any of the Loan Documents shall operate as a waiver of such right. The application of this default rate shall not be interpreted or deemed to extend any cure period set forth in any Loan Document or otherwise limit any remedies hereunder or thereunder.

          10.  WAIVER.
               -------

          Maker hereby waives diligence, presentment, protest and demand, notice of protest, dishonor and nonpayment of this Note and expressly agrees that, without in any way affecting the liability of Maker hereunder, Holder may extend any maturity date or the time for payment of any installment due hereunder, accept additional security, release any party liable hereunder and release any security now or hereafter securing this Note. Maker further waives, to the full extent permitted by law, the right to plead any and all statutes of limitations as a defense to any demand on this Note, or on any deed of trust, security agreement, lease assignment, guaranty or other agreement now or hereafter securing this Note.

          11.  ATTORNEYS' FEES.
               ----------------

          If this Note is not paid when due or if any Event of Default occurs, Maker promises to pay all costs of enforcement and collection, including but not limited to, Holder's reasonable attorneys' fees, whether or not any action or proceeding is brought to enforce the provisions hereof.

          12.  SEVERABILITY.
               -------------

          Every provision of this Note is intended to be severable. In the event any term or provision hereof is declared by a court of competent jurisdiction, to be illegal or invalid for any reason whatsoever, such illegality or invalidity shall not affect the balance of the terms and provisions hereof, which terms and provisions shall remain binding and enforceable.

          13.  INTEREST RATE LIMITATION.
               -------------------------

          It is the intent of Maker and Holder in the execution of this Note and all other instruments securing this Note that the loan evidenced hereby be exempt from the restrictions of the usury laws of the State of Oregon. In the event that, for any reason, it should be determined that the Oregon usury law is applicable to the Loan, Holder and Maker stipulate and agree that none of the terms and provisions contained herein or in any of the Loan Documents shall ever be construed to create a contract for the use, forbearance or detention of money requiring payment of interest at a rate in excess of the maximum interest rate permitted to be charged by the laws of the State of Oregon. In such event, if any Holder of this Note shall collect monies which are deemed to constitute interest which would otherwise increase the effective interest rate on this Note to a rate in excess of the maximum rate permitted to be charged by the laws of the State of Oregon, all such sums deemed to constitute interest in excess of such maximum rate shall, at the option of Holder, be credited to the payment of the sums due hereunder or returned to Maker.

          14.  NUMBER AND GENDER.
               ------------------

          In this Note the singular shall include the plural and the masculine shall include the feminine and neuter gender, and vice versa, if the context so requires.

          15. HEADINGS.
              ---------

          Headings at the beginning of each numbered Paragraph of this Note are intended solely for convenience and are not to be deemed or construed to be a part of this Note.

          16.  CHOICE OF LAW.
               --------------

          Maker, and Holder by its acceptance of this Note, agree that their rights and obligations under this Note and under the other Loan Documents shall be governed by and construed and interpreted in accordance with the internal law of the State of Oregon without giving effect to any contrary conflict-of-law rules and principles of such state. The parties further agree and stipulate that the State of Oregon has a substantial relationship to the parties and to the underlying transactions evidenced by this Note and the other Loan Documents. Notwithstanding the foregoing, the parties agree that:

          (a) The procedures governing the enforcement of foreclosure and provisional remedies against Maker, including by way of illustration but not limitation, actions for foreclosure, replevin, for claim and delivery of property, for injunctive relief or for the appointment of a receiver shall be governed by the laws of the State in which the applicable real property is located; and

          (b) Applicable law in the State in which the applicable real property is located will be followed to the extent required in connection with the foreclosure of the security interests and liens created hereby and under the other Loan Documents.

          Nothing contained in this Paragraph 16 shall be construed to provide that the substantive law of the States in which the real properties are located shall apply to the parties' rights and obligations hereunder or under the other Loan Documents, which are and shall continue to be governed by the substantive law of the State of Oregon. In addition, the fact that portion of the Loan Document may include provision to conform to the law of other jurisdictions is intended nor shall it be deemed in any way to derogate the parties' choice of law set forth in this Paragraph 16. The parties further agree that Holder may enforce its rights under the Loan Documents, including but not limited to, its rights to sue Maker, to collect any outstanding indebtedness or to obtain a judgment for any deficiency following foreclosure, in accordance with Oregon law.

          17.  NONRECOURSE.
               ------------

          Notwithstanding anything to the contrary contained herein or in any of the other Loan Documents, Holder, by its acceptance of this Note, agrees that neither Maker nor any of its constituent partners (the "NONRECOURSE PARTIES") shall be personally liable for the payment of any sums now or hereafter owing Holder under the terms of this Note, except as set forth below in this Paragraph 17. If an Event of Default should occur hereunder or under the other Loan Documents, Holder agrees that its rights, as to the Nonrecourse Parties, shall be limited to proceeding against the security for the indebtedness evidenced by this Note against any guarantor of this Note (including, without limitation, any Nonrecourse Party) or against any party other than the Nonrecourse Parties and that it shall have no right to proceed directly against the Nonrecourse Parties for the satisfaction of any monetary obligation of or enforcement of any monetary claim against Maker or for any deficiency judgment remaining after foreclosure of any real or personal property securing the obligations of Maker hereunder or under the other Loan Documents. It is expressly understood and agreed, however, that nothing contained in this Paragraph 17 shall in any manner or way constitute or be deemed a release of the debt evidenced by this Note or otherwise affect or impair the enforceability against Maker of the liens of the Deeds of Trust, the liens of any assignments executed pursuant to the Credit Agreement or the other Loan Documents or the rights and security interests created by the Deeds of Trust or any other instrument or agreement evidencing, securing or related to the indebtedness evidenced by this Note. Nothing in this Paragraph 17 shall: (a) preclude foreclosure of the liens of the Deeds of Trust or from the enforcement against Maker or its assets (including, without limitation, any or all of the Collateral (as defined in the Credit Agreement)) of any rights or remedies in law or in equity, pursuant to the Credit Agreement or the other Loan Documents except as stated in this Paragraph 17; (b) impair, in any manner, any right, remedy or recourse against any party executing a guaranty (including, without limitation, any Nonrecourse Party); (c) impair, in any manner, any right, remedy or recourse against the Nonrecourse Parties for fraud or for fraudulent misapplication of insurance proceeds or condemnation awards; (d) impair, in any manner, any right, remedy or recourse against the Nonrecourse Parties for indemnification pursuant to the Loan Documents arising out of the existence or alleged existence of hazardous waste at one or more of the Projects; or (e) impair, in any manner, any right, remedy or recourse against the Nonrecourse Parties for Maker's failure to procure or maintain policies of insurance required by Holder.

          18.  ATTORNEYS' FEES.
               ---------------

          As used herein, the terms "attorneys' fees" or "attorneys' fees and expenses" shall have the meaning given such terms in Section 9.26 of the Credit Agreement.

          IN WITNESS WHEREOF, Maker has caused this Note to be duly executed and delivered as of the date first above written.


                                        RED LION INNS OPERATING L.P.,
                                        a Delaware limited partnership


                                        BY: RED LION PROPERTIES, INC.,
                                            a Delaware corporation,
                                            its sole general partner


                                             By:  __________________________
                                             Its: __________________________

                                   EXHIBIT I

                    FORM OF FINANCIAL CONDITION CERTIFICATE

                        FINANCIAL CONDITION CERTIFICATE


          This FINANCIAL CONDITION CERTIFICATE (this "CERTIFICATE") is delivered in connection with that certain Amended and Restated Credit Agreement, dated as of April 14, 1995 (the "CREDIT AGREEMENT"), by and among Red Lion Inns Operating L.P., a Delaware limited partnership ("BORROWER"), the financial institutions referred to therein as Lenders ("LENDERS"), and United States National Bank of Oregon, a national banking association ("USNB"), and CIBC Inc., a Delaware corporation ("CIBC"), as Co-Agents ("CO-AGENTS"). Capitalized terms used herein without definition have the same meanings as in the Credit Agreement.

          A. I am, and at all pertinent times mentioned herein have been, the duly qualified and acting Vice President of Red Lion Properties, Inc., a Delaware corporation ("RED LION"), managing general partner of Borrower. In such capacity I have participated actively in the management of Borrower's financial affairs and am familiar with its financial statements. I have, together with other officers of Red Lion, acted on behalf of Borrower in connection with the negotiation of the Credit Agreement and I am familiar with the terms and conditions thereof.

          B. I have carefully reviewed the contents of this Certificate, and I have conferred with counsel for Borrower for the purpose of discussing the meaning of its contents.

          C. I have reviewed financial statements of Borrower for the year ending December 31, 1994 (the "FINANCIAL STATEMENTS") and such other financial information and projections as I have deemed necessary to render the statements set forth below.

          Based on the foregoing, I have reached the following conclusions as of the date hereof:

          1. Borrower is not now, nor will the incurrence or continuation of the Obligations under the Credit Agreement render Borrower "insolvent" as defined in this paragraph 1. The recipients of this Certificate and I have agreed that, in this context, "insolvent" means that the present fair value of assets is less than the amount that will be required to pay the probable liability on existing debts as they become absolute and matured. We have also agreed that the term "debts" includes any legal liability, whether matured or unmatured, liquidated or unliquidated, absolute, fixed or contingent.

          2. By the incurrence or continuation of the Obligations under the Credit Agreement, Borrower will not incur debts beyond its ability to pay as such debts mature.

          3. The incurrence or continuation of the Obligations under the Credit Agreement will not leave Borrower with property remaining in its hands constituting "unreasonably small capital." In reaching this conclusion, I understand that "unreasonably small capital" depends upon the nature of the particular business or businesses conducted or to be conducted, and I have reached my conclusion based on the needs and anticipated needs for capital of the businesses conducted or anticipated to be conducted by Borrower in light of the Financial Statements and available credit capacity.

          4. To the best of my knowledge, Borrower has not executed the Credit Agreement or any documents mentioned therein, or made any transfer or incurred any obligations thereunder, with actual intent to hinder, delay or defraud either present or future creditors.

          The conclusions set forth above are based on data available on the date hereof. Any projections reviewed for the purpose of drawing such conclusions are based on assumptions currently believed to be reasonable but any of which could vary from actual results. I understand that Co-Agents and Lenders are relying on the truth and accuracy of the foregoing in connection with the extension or continuation of credit to Borrower pursuant to the Credit Agreement.

          I represent the foregoing information to be, to the best of my knowledge and belief, true and correct and execute this Certificate this 14th day of April, 1995.

                                        RED LION INNS OPERATING L.P.,

                                        a Delaware limited partnership

                                        By:  Red Lion Properties, Inc.,
                                             a Delaware corporation,
                                             general partner


                                             By:  _________________________
                                                  Anupam Narayan
                                                  Vice President

                                       2